As filed with the Securities and Exchange Commission on November 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Annual Report

August 31, 2017

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	9
Focus Fund	12
Genesis Fund	15
Global Equity Fund	19
Global Real Estate Fund	22
Greater China Equity Fund	25
Guardian Fund	29
International Equity Fund	32
International Select Fund	35
International Small Cap Fund	38
Intrinsic Value Fund	42
Large Cap Value Fund	45
Mid Cap Growth Fund	48
Mid Cap Intrinsic Value Fund	51
Multi-Cap Opportunities Fund	54
Real Estate Fund	57
Small Cap Growth Fund	60
Socially Responsive Fund	63
Value Fund	67
FUND EXPENSE INFORMATION	77
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	81
Emerging Markets Equity Fund	83
Positions by Industry	85
Equity Income Fund	87

Focus Fund	91
Genesis Fund	94
Global Equity Fund	97
Positions by Industry	99
Global Real Estate Fund	101
Positions by Sector	103
Greater China Equity Fund	105
Guardian Fund	107
International Equity Fund	112
Positions by Industry	114
International Select Fund	116
Positions by Industry	118
International Small Cap Fund	120
Positions by Industry	122
Intrinsic Value Fund	124
Large Cap Value Fund	127
Mid Cap Growth Fund	130
Mid Cap Intrinsic Value Fund	133
Multi-Cap Opportunities Fund	136
Real Estate Fund	138
Small Cap Growth Fund	140
Socially Responsive Fund	142
Value Fund	144
FINANCIAL STATEMENTS	147
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	211
Emerging Markets Equity Fund	211
Equity Income Fund	213
Focus Fund	215
Genesis Fund	217
Global Equity Fund	219
Global Real Estate Fund	221
Greater China Equity Fund	221
Guardian Fund	223

International Equity Fund	225
International Select Fund	229
International Small Cap Fund	231
Intrinsic Value Fund	231
Large Cap Value Fund	233
Mid Cap Growth Fund	235
Mid Cap Intrinsic Value Fund	239
Multi-Cap Opportunities Fund	241
Real Estate Fund	241
Small Cap Growth Fund	245
Socially Responsive Fund	247
Value Fund	249
Reports of Independent Registered Public Accounting Firms	258
Directory	261
Trustees and Officers	262
Proxy Voting Policies and Procedures	271
Quarterly Portfolio Schedule	271
Board Consideration of the Management and Sub-Advisory Agreement	272
Notice to Shareholders	274

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Stocks surged globally in the first eight months of 2017, as a period of volatility and limited returns driven by the 2016 U.S. election gave way to optimism around supportive economic data.

With global economic data remaining steady both in the U.S. and overseas, investors became more sanguine. Even given the period's weak start, the S&P 500® Index advanced over 16% for the fiscal year ended August 31, 2017, just below developed international markets' returns. Emerging markets (measured by the MSCI Emerging Markets Index) outperformed significantly, up nearly 25%, as risk appetite grew on positive economic and earnings news. Cyclical sectors outperformed their defensive counterparts as part of this trend.

Focusing on the U.S., markets set new records several times despite serious geopolitical tensions, rising interest rates, persistent upheaval at the White House, and gridlock in Washington, D.C., placing meaningful reforms in doubt.

Taking a look at the data, U.S. GDP growth continued on its slow path at an annualized 3.0% in second quarter 2017. Although business and consumer confidence have improved, this has not yet translated into a significant uptick in economic growth. However, there appear to be some clear positives. Strong consumer balance sheets and moderate wage inflation, coupled with lower energy prices, are likely to continue to support consumer spending. An increase in commodity prices off of their 2015 lows has meant an increase in hiring in the mining and energy fields. In addition, U.S. manufacturers with overseas customers have benefited as the U.S. dollar has weakened from 2016 levels (in part due to the gridlock in Washington, D.C.).

Economic data weakened as this period closed, likely in response to Hurricane Harvey, which hit Houston, America's fourth largest city, on August 25th. August data shows an unanticipated decline in retail sales, along with the year's first drop in industrial output—both at least in part due to the hurricane's impact. While longer-term impacts of Harvey (and other hurricanes in Florida and the Caribbean) remain unknown, there will be winners and losers, ranging from retail and insurance to auto and appliance replacement and construction. Oil prices have also increased since Harvey, both on demand and damage to oil refineries.

Looking ahead, while political concerns have taken a back seat for investors—not just in the U.S., but also in France and the UK—geopolitical instability remains high, with tensions between the West and Russia, and North Korea among the most alarming. Absent an unforeseen shock, however, our expectations are generally positive.

Given both uncertainties and low equity correlations, we anticipate the continuation of a market where fund performance will be driven by stock picking skill, research, and discipline. Our managers will continue to work to use any volatility to their advantage as they seek long-term opportunities to outperform.

As always, thank you for your confidence in Neuberger Berman.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated an 18.54% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the S&P 500® Index (the "Index"), which rose 16.23% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide capital appreciation and income in-line with its benchmark. We believe this approach identifies companies with strong business models generating cash both to grow their businesses, and provide growing dividend distributions to shareholders.

On the macro front, the U.S. economy was largely supported by strong labor statistics, while improving economic data prompted the Federal Reserve (Fed) to raise its benchmark interest rate three times since December. Furthermore, Fed Chair Janet Yellen set out details to unwind the central bank's massive $4.5 trillion balance sheet, signaling the strength of the world's largest economy.

During the twelve month timeframe, the market pushed further into record territory as "growth" stocks outperformed "value" by a wide margin. Overall, nine out of eleven sectors posted gains with Information Technology, Financials and Industrials benefitting the most.

The Fund generated the bulk of its returns from its approximately 21% Information Technology average allocation during the fiscal year. Stock selection within this space was positive. Apple was one of the Fund's top contributors, as investors bid-up the tech giant leading up to its highly anticipated iPhone X product launch. In contrast, telecom operator Frontier Communications experienced selling pressures and proved to be our greatest detractor. Ultimately, this security was sold after revisiting our initial investment thesis.

On the commodity front, our holdings delivered mixed results. Within Materials, stock selection was generally strong as Canada's Lundin Mining was our top overall contributor. This business enjoys an international footprint, producing copper, nickel and zinc. During the fiscal year, strong copper prices were a tailwind as the red metal reached its highest level in nearly three years, supported in-part by a weaker U.S. dollar, and improving Chinese economic data. Elsewhere, the Fund's Energy exposure hindered results as Devon Energy moved in lockstep with lower oil prices. As it stands, the Fund ended the fiscal year slightly overweight Energy and our diverse holdings remain well positioned in the event of an Energy rebound.

Elsewhere, banking stocks were also key contributors as Citizens Financial was among our top performers. This stock traded at 0.6x book value at the time of purchase, and still trades at a discount to most peers. As we enter the next phase of the business cycle, Financials remain a critical element to portfolio construction in what is likely a rising rate environment.

Overall, the Fund's exposure to Health Care detracted from relative returns. Israeli based Teva Pharmaceutical modestly dampened returns, and was ultimately sold in favor of opportunities elsewhere.

Looking ahead, we believe the Fund remains positioned for future interest rate hikes—despite muted expectations for further tightening. Elsewhere, political gridlock could test investor confidence in the months to come. However, we remain optimistic that elected officials can embrace a measured approach when addressing complex issues, including tax reforms. Under this scenario, we believe any headwinds on the policy front could support a rotation from "growth" to "value". In short, we remain steadfast in our commitment to focusing on businesses that have been exhibiting growing free cash flow and capital allocation policies prioritizing dividend increases. We feel stocks exhibiting these characteristics have the potential to provide a cushion in times of market stress for risk-adverse investors.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.8%
Consumer Staples	6.7
Energy	7.1
Financials	14.8
Health Care	7.4
Industrials	10.5
Information Technology	18.9
Materials	8.6
Real Estate	1.6
Utilities	1.5
Short-Term Investment	10.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	18.54%	17.42%
Class A	12/15/2015	18.10%	17.04%
Class C	12/15/2015	17.47%	16.12%
Class R6	12/15/2015	18.60%	17.45%
With Sales Charge
Class A		11.28%	13.07%
Class C		16.47%	16.12%
Index
S&P 500® Index[1,15]		16.23%	14.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.24%, 2.99%, 3.74% and 2.38% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.07%, 1.82% and 0.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2016 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 24.76% for the fiscal year ended August 31, 2017, outperforming its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the "Index"), which reported returns of 24.53% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets equities solidly outperformed both developed international and U.S. equities this period. Negative sentiment in late 2016, driven by apprehension about the U.S. election (including anti-China and trade protectionism talk) caused EM equities to sell off briefly. However, as 2017 began, they rebounded decisively as an upsurge in EM earnings expectations and positive GDP revisions, inflows from investors with an appetite for higher risk/reward assets, and positive global growth trends overshadowed any concerns about rising U.S. interest rates.

Compared to the Index as a whole, the Information Technology (IT), Materials, and Financials sectors outperformed with the rotation to more cyclical areas. Defensive segments, such as Health Care, Utilities, and Consumer Staples, lagged. By country, Poland, Hungary, and Greece were top performers. At the other end of the spectrum, Pakistan (which was reclassified as an EM by MSCI at the end of May and added to the Index), Egypt and Qatar posted losses.

The Fund's outperformance was driven primarily by stock selection, with IT, Financials, Consumer Discretionary and Consumer Staples holdings most significant. By country, holdings from within China, Korea, and Taiwan strongly benefited Fund performance.

Top contributors included Tencent, the Chinese Internet consumer services giant, which continued to post strong top-line growth; Chinese electronics and lens company, Sunny Optical, which previewed new 3-D camera technologies; and Samsung, the Korean consumer electronics and semiconductor giant, on strong earnings and a perception of improving corporate governance.

On average, overweight positions in both Consumer Staples and Health Care, and stock selection within Telecommunication Services limited relative results. Our Philippines, UK-based and Indonesian holdings were weakest by country.

Individual detractors included PT Matahari, the Indonesian retailer, which disappointed on sales growth, but continues to invest in their properties; Ulker, the Turkish confectioner, which sold off on fears about weak Turkish consumer sentiment and subdued international demand; and Hikma Pharmaceuticals, the UK-listed Jordanian firm, which announced a delay in a key generic drug launch. We continue to own the names, believing they offer opportunity over the longer term.

While EM equities maintained their upward trajectory as investor flows continued to buoy markets and companies enjoyed earning upgrades, we are vigilant regarding several areas. First, the ongoing bribery scandal in Brazil potentially puts current reform initiatives at risk. We have not made any major trades but are closely monitoring the situation. Our second concern is the high level of debt permeating the Chinese economy, although we believe rising profitability for large corporates could aid their ability to service the debts investors are worried about.

Looking to the remainder of the year, we continue to prefer sectors tied to local market demand over global cyclically driven segments of the market. By sector, the largest portfolio overweights versus the Index are in Consumer Staples and IT. We believe both provide diverse opportunity sets. This overweight has been at the expense of the Financials and Energy sectors, which are the two largest underweights versus the Index. China remains the portfolio's largest underweight, in favor of a variety of smaller markets such as Mexico, where we have found attractive opportunities.

We are pleased with the quality and positioning of the current portfolio, as well as with the performance of our holdings this period. We anticipate that stock picking skills and research should continue to be advantageous as the year progresses.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	Life of Fund
AT NAV
Institutional Class	10/08/2008	24.76%	6.49%	9.93%
Class A	10/08/2008	24.51%	6.24%	9.67%
Class C	10/08/2008	23.57%	5.43%	8.85%
Class R3[10]	06/21/2010	23.94%	5.79%	9.34%
Class R6[22]	03/15/2013	24.90%	6.57%	9.98%
With Sales Charge
Class A		17.36%	4.99%	8.94%
Class C		22.57%	5.43%	8.85%
Index
MSCI Emerging Markets Index (Net)[1,15]		24.53%	5.30%	8.36%
MSCI Emerging Markets Index[1,15]		24.99%	5.67%	8.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.44%, 1.82%, 2.51%, 2.06% and 1.33% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 1.51%, 2.26%, 1.92% and 1.19% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated an 11.56% total return for the fiscal year ended August 31, 2017, underperforming its benchmark, the S&P 500® Index (the "Index"), which posted a 16.23% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund strives to deliver a total return between stocks and bonds with limited volatility. This portfolio is diversified among dividend-paying stocks and convertible bonds, selected through extensive analysis of cash flow prospects, with the ability to sustain and grow dividends.

On the macro front, the U.S. economy was largely supported by strong labor statistics; while improving economic data prompted the Federal Reserve (Fed) to raise its benchmark interest rate three times since December. Furthermore, Fed Chair, Janet Yellen set out details to unwind the central bank's massive $4.5 trillion balance sheet, signaling the strength of the world's largest economy.

During the twelve month timeframe, the market pushed further into record territory as "growth" stocks outperformed "value" by a wide margin. Overall, nine out of eleven sectors posted gains with Information Technology (IT), Financials and Industrials benefitting the most.

Overall, the IT sector made the largest contribution to the Fund's absolute returns. The Fund's approximately 11% allocation to IT represents mature businesses with reduced cyclicality and attractive valuations. Within this space, flash memory producer Western Digital proved to be our top performer, with results driven by supply/demand imbalances. In our view, strong free cash flow metrics will likely be a tailwind for dividend growth potential. In contrast, QUALCOMM detracted from results as ongoing legal claims weighed on the chipmaker.

On the consumer front, Best Buy was among our top contributors. While e-commerce has gained market share from brick and mortar outlets—Best Buy has effectively bucked this trend becoming the destination of choice for big ticket items such as TVs and home appliances. Management has mitigated headwinds from online retailers via its price match guarantee and during the period its shares surged to an all-time high. In reaction, the Fund reduced exposure as Best Buy reached our price target.

Elsewhere, the Fund's approximately 12% allocation to Financials remains a critical element to portfolio construction, acting as a counterbalance to stocks with inverse correlations to interest rates. JPMorgan Chase, the largest U.S. bank by assets, rose to the top as investors supported its shares in the wake of the presidential election. As we enter the next phase of the business cycle, we feel several of our asset sensitive banks can benefit from an improving economic landscape whereby rising interest rates and potential regulatory reforms work in concert for this sector.

Within Energy, Ensco Plc. and Occidental Petroleum dampened returns, moving in lockstep with lower oil prices. They were both ultimately sold with the proceeds recycled elsewhere. As it stands, we believe the Fund with its diverse holdings is well positioned in the event of a rebound across the energy complex.

The Fund's use of written options contributed positively to performance during the period.

Looking ahead, we believe the Fund remains positioned for future interest rate hikes—despite muted expectations for further tightening. Elsewhere, political gridlock could test investor confidence in the months to come. However, we remain optimistic that elected officials can embrace a measured approach when addressing complex issues, including tax reforms. Under this scenario, we believe any headwinds on the policy front could support a rotation from "growth" to "value". In short, we remain steadfast in our commitment, focusing on businesses that have been exhibiting healthy free cash flow growth funding attractive dividend yields. We feel stocks with these characteristics have the potential to provide a cushion in times of market stress for risk-adverse investors.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	2.5%
Consumer Staples	5.5
Energy	6.6
Financials	11.5
Health Care	8.1
Industrials	7.7
Information Technology	10.6
Materials	5.8
Real Estate	19.2
Utilities	14.2
Convertible Bonds	4.4
Short-Term Investment	3.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	11.56%	8.65%	7.58%	7.71%
Class A13	06/09/2008	11.17%	8.24%	7.19%	7.35%
Class C13	06/09/2008	10.34%	7.44%	6.48%	6.69%
Class R3[13]	06/21/2010	10.88%	7.93%	7.06%	7.23%
With Sales Charge
Class A13		4.75%	6.97%	6.56%	6.77%
Class C13		9.34%	7.44%	6.48%	6.69%
Index
S&P 500® Index[1,15]		16.23%	14.34%	7.61%	7.90%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.70%, 1.08%, 1.82% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT13

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 16.81% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the S&P 500® Index (the "Index"), which provided a 16.23% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The bull market in U.S. equities persisted over the fiscal year with indexes breaking record levels throughout the period. The initial run-up in stocks occurred in the wake of President Trump's election victory, as investors grew increasingly hopeful that a new pro-business regime was forming in Washington, D.C. The stock market also benefited during the earlier months from a rise in oil prices after OPEC reached an agreement to curb production activity. Yet over the course of the year, the election afterglow faded for equities as news reports described turmoil within the new administration and policy changes faced legislative gridlock. Various geopolitical issues also surfaced and caused occasional pullbacks in the market. Overall, however, investor optimism remained steadfast in light of the more stable global economy and strong corporate earnings, and the U.S. Federal Reserve reaffirmed this sentiment as it continued to gradually increase interest rates in light of the healthier macro picture.

The best performing areas of the S&P 500 during the period were the Information Technology (IT) and Financials sectors, both of which benefited from the economic recovery and other macro factors. Energy was the weakest area of the market during the period due to a fall in oil prices, and the Telecommunication Services, Real Estate and Consumer Staples segments also underperformed as investors sought higher returns in more cyclical areas of the market.

The greatest contribution to Fund performance relative to the S&P 500 came from the Telecommunication Services sector. Specifically, our investment in T-Mobile yielded strong returns as the company gained market share, leading to robust earnings and revenue growth. IT also provided a significant lift to relative performance due in large part to our exposure to data storage provider Western Digital (WDC). We believe the future for WDC looks bright as it continues to grow its footprint in the ever-expanding flash memory industry through strategic acquisitions and internal initiatives. The largest detraction from relative performance stemmed from negative stock selection in Health Care. This was mainly due to Teva Pharmaceuticals (TEVA), which declined in the first half of the year alongside industry peers due to mounting pressure from a Federal investigation into possible illegal drug pricing practices. We exited our position in TEVA during the period. Financials was another area of relative loss for the Fund, as our holdings did not fare quite as well as those in that sector of the Index. Our lack of exposure to the capital markets industry had an adverse impact, and we were hurt within the insurance area as we owned Willis Tower Watson (which was sold during the period) and built up our position in American International Group.

The Fund's aggregate use of purchased and written options contributed positively to performance during the period.

We expect the domestic economy to continue progressing steadily while inflation remains subdued, which we believe is an auspicious environment for continued strength in corporate profits and further appreciation in stocks. However, as equities continue to climb, valuations are stretching, which could leave the market vulnerable to a sell-off if earnings fall short of expectations. The economic impact of tightening monetary policy also remains uncertain and could throw the stock market off course. We believe that our bottom-up investment strategy is the best way to navigate the current environment. We therefore conduct extensive fundamental research on individual stocks to create a portfolio that we believe can generate positive returns over an economic cycle.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.2%
Consumer Staples	8.0
Energy	5.9
Financials	17.7
Health Care	14.9
Industrials	11.1
Information Technology	17.7
Materials	3.4
Telecommunication Services	4.4
Utilities	2.6
Short-Term Investment	1.1
Options Purchased	0.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	16.81%	13.88%	6.47%	10.49%
Trust Class[3]	08/30/1993	16.61%	13.66%	6.25%	10.47%
Advisor Class[4]	09/03/1996	16.51%	13.50%	6.07%	10.41%
Institutional Class[5]	06/21/2010	17.04%	14.07%	6.61%	10.51%
Class A19	06/21/2010	16.58%	13.65%	6.33%	10.47%
Class C19	06/21/2010	15.76%	12.84%	5.78%	10.37%
With Sales Charge
Class A19		9.84%	12.31%	5.71%	10.36%
Class C19		14.95%	12.84%	5.78%	10.37%
Index
S&P 500® Index[1,15]		16.23%	14.34%	7.61%	10.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.94%, 1.11%, 1.26%, 0.76%, 1.15%, and 1.90% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a 10.19% total return for the fiscal year ended August 31, 2017, underperforming its benchmark, the Russell 2000® Index (the "Index"), which provided a 14.91% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After some initial weakness, the U.S. stock market moved sharply higher over the last 10 months of the reporting period. This turnaround was partially driven by corporate profits that were generally better than expected and hopes for improving growth and less regulation under the Trump administration. The overall U.S. stock market, as measured by the S&P 500® Index, rose 16.23% for the 12-month period. Small-cap stocks also produced strong results, as the Russell 2000 Index gained 14.91%.

The Fund generated a positive absolute return during the reporting period but lagged the benchmark, driven by stock selection. The largest detractor was our holdings in the Financials sector. In particular, our more growth-oriented bank holdings underperformed, reflecting concerns around sustainability of growth and/or credit risk. Stock selection in the Materials sector was also a headwind for results as more cyclical, lower quality companies outperformed "Steady Eddie" type companies that we favor. Elsewhere, holdings in the Health Care sector were negative for relative results. The relatively strong performance of our investments in the sector was overshadowed by the outstanding performance of the benchmark's biotechnology names. Turning to individual stocks owned by the Fund, Tractor Supply Co., RLI Corp., and Manhattan Associates, Inc. performed poorly. Tractor Supply operates retail stores focused on supplying the lifestyle needs of recreational farmers and ranchers. The stock underperformed as the company delivered disappointing results due to weakness in energy-related markets and deflationary pressures. RLI Corp. is a specialty property and casualty insurer focused on hard-to-write niche products. The stock underperformed due to lingering adverse development in its transportation segment. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. The company reported decent results, but this was overshadowed by guidance that implied a slowdown in its business.

On the upside, stock selection in the Energy sector was positive for performance. Within energy services, we believe our holdings possess differentiated technologies, leading market positions, and strong competitive barriers. Within oil and gas production, we believe our holdings are among the most efficient producers in the industry. Elsewhere, stock selection in the Information Technology and Consumer Staples sectors were additive for results. A number of the Fund's individual holdings also performed well, including Cognex Corp., Rollins, Inc., and Rogers Corp. Cognex Corp. is a global leader in machine vision systems and software that enable high-precision and high-speed manufacturing. The stock rallied as the company delivered stronger-than-expected earnings results and provided a constructive outlook. Rollins, Inc. is a leading provider of pest and termite control. The stock performed well as the company reported revenue and earnings growth that exceeded expectations. Rogers Corp. manufactures and markets specialty materials and components for applications in the communications, computer, imaging and transportation markets. The company reported excellent results and provided guidance that implied continued strong demand for its products.

Sector allocation, overall, modestly contributed to relative performance during the period. In particular, having no exposure to real estate investment trusts (REITs) was beneficial. We do not typically own REITs, as they do not meet our investment criteria. In addition, REITs are often viewed as bond-proxies and they underperformed given rising interest rates and investors' preference for more cyclical companies. Conversely, having no exposure to biotechnology stocks was the largest detractor from performance. We do not typically own biotechnology companies as they do not meet our investment criteria given their speculative nature, a general lack of earnings, and their need to often access the capital markets.

Looking ahead, recent hurricane activity will clearly pose a challenge in gauging near term economic trends. We also feel that a number of uncertainties could impact the market and possibly lead to increased volatility. As discussed in previous commentaries, the Trump pro-growth economic agenda has largely stalled. Against this backdrop, economic growth might remain muted for the foreseeable future. As of now, it is unclear how the recent Federal Reserve's (Fed) interest rate increases will impact financial conditions, loan demand, and overall economic growth. In addition, the Fed's attempts to shrink its balance sheet could introduce another layer of uncertainty. Geopolitical risks also seem to be increasing, with North Korea being a major wildcard. Lastly, numerous unresolved issues remain outside the U.S., including continued challenges in the European banking sector. Based on our views, we believe that the stocks that we own in the portfolio represent high quality businesses that should perform relatively well. We will continue to maintain a diversified portfolio that emphasizes companies that have consistently generated solid free cash flow and high returns on capital.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.0%
Consumer Staples	6.5
Energy	2.2
Financials	16.8
Health Care	12.9
Industrials	21.0
Information Technology	19.9
Materials	7.3
Real Estate	0.4
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	10.19%	11.91%	7.94%	12.10%
Trust Class[3]	08/26/1993	10.11%	11.82%	7.87%	12.08%
Advisor Class[4]	04/02/1997	9.81%	11.51%	7.58%	11.86%
Institutional Class[5]	07/01/1999	10.40%	12.10%	8.15%	12.25%
Class R6[23]	03/15/2013	10.47%	12.15%	8.05%	12.14%
Index
Russell 2000® Index[1,15]		14.91%	13.15%	7.38%	9.68%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.03%, 1.10%, 1.38%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a total return of 15.13% for the fiscal year ended August 31, 2017, underperforming the 17.11% return of its benchmark, the MSCI All Country World Index (Net) (the "Index") for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets fared well this fiscal year, as the volatility that limited results in 2016 gave way to a period of rapidly rising returns. As 2017 began, investors' concerns about the U.S. election—including what trade protectionism and nationalism rhetoric might mean for global economic growth—began to lessen. Instead, the focus thus far in 2017 has been on steady to positive economic data from the U.S., Eurozone, UK, Japan, and emerging markets, as well as strong corporate earnings.

Compared to the Index as a whole, Information Technology (IT), Financials, and Materials outperformed, benefiting from a shift in favor of more cyclical areas given economic data. All sectors posted positive returns, but Energy—on weak commodity pricing—and defensive areas such as Telecommunication Services and Consumer Staples underperformed. By country, Austria, Poland and Hungary led the Index; Pakistan (which was reclassified as an emerging market by MSCI at the end of May and added to the Index), Israel, and Egypt were weakest, with each posting losses for the period.

The Fund's underperformance this period resulted from stock selection, particularly within Materials, Energy, and Health Care. By country, holdings from France, Canada and the U.S. underperformed.

Individual detractors included Nielsen, the Netherlands-based TV and consumer ratings service, which announced weak results in retail measurement; Israeli-based Teva, which fell on news that three of its Copaxone patents had been invalidated; and Range Resources, which underperformed with the weak Energy sector. Teva and Range Resources were sold.

Sector allocation, especially our overweight to IT and underweight to Real Estate, along with strong stock selection within IT and Consumer Discretionary was a benefit to relative performance. By country, companies domiciled in China, the Netherlands and Hong Kong had the largest relative benefit.

Top individual contributors for the period included Apple, the U.S. computer/smartphone marketer, which announced better-than-expected earnings from the iPhone 7 launch; Alibaba, the Chinese e-commerce giant, which raised future revenue expectations; and Dutch semiconductor specialist ASML, which benefited from solid earnings announcements.

Global equity markets have been strong calendar year-to-date through the end of August, with the MSCI EAFE® Index and MSCI Emerging Markets Index outperforming U.S. equities by 5.12% and 16.36%, respectively. We think political risk is subsiding in the Eurozone and the European economic recovery is gathering momentum. Equity markets have reacted very positively. While valuations do not look particularly cheap in Europe, we believe they do look reasonable relative to U.S. peers. After several years of lackluster earnings, we are beginning to see the signs of what we think will be a significant rebound in European profits. While profit margins in Europe are still well below their mid 2000's peak, we believe that if the earnings recovery can be sustained, markets could yet move higher.

Given our efforts to achieve a lower risk profile of the Fund relative to the benchmark, it is gratifying that our stock selection is being rewarded and the portfolio is currently outpacing a fast-rising market year-to-date. We continue to look for opportunities across countries, sectors and the market cap spectrum. Given higher overall valuations, particularly in the U.S., we need to retain discipline around the prices we are paying for stocks. However, we continue to find companies that have had attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear underappreciated and, we believe, offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	15.13%	9.52%	6.48%
Class A	06/30/2011	14.85%	9.15%	6.13%
Class C	06/30/2011	13.89%	8.33%	5.33%
With Sales Charge
Class A		8.26%	7.86%	5.11%
Class C		12.89%	8.33%	5.33%
Index
MSCI All Country World Index (Net)[1,15]		17.11%	10.46%	8.05%
MSCI All Country World Index[1,15]		17.75%	11.06%	8.64%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 8.47%, 8.92% and 9.60% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a 4.01% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the FTSE EPRA/NAREIT Developed Index (Net) (the "Index"), which generated a –0.10% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a poor start, the global stock market rallied sharply and generated strong results during the reporting period. This turnaround was partially driven by corporate profits that were generally better than expected, strengthening global growth and hopes for improving growth and less regulation under the Trump administration. However, expectations for significant shifts in U.S. fiscal policy have been delayed, or the probability of success has been reduced. Comparatively, global real estate investment trusts (REITs) posted weak results during the period.

The Fund outperformed the benchmark during the reporting period. Stock selection was the primary driver of the Fund's results. On the upside, our holdings in the Specialty REITs, Hotel & Lodging REITs and Real Estate Holding & Development sectors were the most additive for returns. The largest detractors from relative performance were the Fund's holdings in the Industrial & Office REITs and Retail REITs sectors and lack of exposure to the Real Estate Services sector. The Fund's positioning from the regional/country perspective was relatively flat for results. From a regional perspective, an overweight to Asia Pacific ex-Japan was the most additive for results. In terms of country positioning, overweights to Hong Kong and Canada were rewarded, whereas an overweight to France and an underweight to Singapore detracted from performance.

We anticipate seeing modest economic growth in the U.S. for the year as a whole. The U.S. Federal Reserve (Fed), as expected, raised interest rates for a second time in calendar year 2017 at its meeting that concluded on June 14. Looking forward, we believe the Fed will likely take a measured approach in terms of further interest rate hikes. After moving higher following the U.S. presidential election, longer-term interest rates have declined thus far in 2017, balancing expectations for improved economic growth, with some level of political uncertainty. However, we believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We think improved business and consumer confidence, potential fiscal stimulus, and modest inflation should be supportive for the U.S. commercial property market. We believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well. Overseas, the UK continues to face uncertainty after the recent general election and as it becomes clear how Brexit will unfold. As a result, we are positive on structural change stories in the UK, but remain very wary of businesses exposed to the London office sector. We remain positive on residential properties in France and Germany, as well as mixed use properties in Sweden. Among the Asia-Pacific markets, we believe positive sentiment on Hong Kong and Singapore real estate stocks show no sign of abating. Meanwhile, the sharp rise in the bond yields of Australia and Japan have dented the performance of local real estate stocks. Long term, we still favor Australia for sector fundamentals that look to us to be healthy as well as Hong Kong for stock valuations that appear to us to be inexpensive.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	4.01%	5.02%
Class A	12/30/2014	3.71%	4.66%
Class C	12/30/2014	2.96%	3.87%
With Sales Charge
Class A		–2.28%	2.37%
Class C		1.96%	3.87%
Index
FTSE EPRA/NAREIT Developed Index (Net)[1,15]		–0.10%	3.31%
FTSE EPRA/NAREIT Developed Index[1,15]		0.84%	4.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 10.93%, 11.32% and 12.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary25 (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 38.46% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the MSCI China Index (Net) (the "Index"), which returned 35.00% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past 12 months, the China equity markets performed relatively well. In September, profit taking prompted markets to consolidate after first-half interim results season concluded, and the offshore Hong Kong market outperformed the domestic China A-shares market primarily due to southbound flows (flows from mainland China to Hong Kong market using the Stock Connect program) following the China Insurance Regulatory Commission announcement allowing onshore insurers to invest via the Stock Connect program. After the China National Day holidays, China's State Council released guidelines for its debt-to-equity swap program, and the National Development and Reform Commission (NDRC) proposed mixed ownership reform for six state-owned enterprises (SOE). Furthermore, macroeconomic data such as September 2016's Purchasing Managers Index (PMI) and 3Q 2016 Gross Domestic Product (GDP) growth pointed towards a stabilizing economy. In November, the China A-shares market advanced as investors anticipated the Shenzhen-Hong Kong Stock Connect program and the NDRC accelerating infrastructure projects, while the offshore Hong Kong market was impacted by Donald Trump's victory in the U.S. presidential elections that led to uncertainty surrounding foreign policies. Towards calendar year-end 2016, concerns over liquidity and regulators imposing tighter leverage controls, continued renminbi depreciation leading to capital outflow and bond defaults resulted in a significant market correction. China equity markets rallied in January on the back of solid December macroeconomic data, better than expected 4Q 2016 GDP growth and improved investor sentiment due to the government tightening capital controls to alleviate capital outflow pressures. Despite the People's Bank of China (PBoC) raising interbank interest rates in early February, markets continued their upward trend because of January's PMI and trade data, additional supply side reforms, and policy expectations from the upcoming "two sessions" in March.

Market performance remained positive in March despite the U.S. Federal Reserve and PBoC tightening monetary policy, but the offshore Hong Kong market outperformed as company earnings and SOE dividend policies came into focus. In April, the announcement to create the Xiong'an special economic zone in Hebei province led the China equity markets to rally, but the onshore China A-shares market experienced a correction towards month-end despite strong 1Q 2017 GDP growth. In May, investor sentiment improved after China's agreement with the U.S. on trade deals, conclusion of the Belt and Road Forum, and approval of the Hong Kong-China Bond Connect program. Both markets traded higher in June after the China Securities Regulatory Commission tightened regulations on stock selling by major shareholders, MSCI's inclusion of A-shares into their regional and country indices (to be effective in June 2018) and the government's capital markets reforms to streamline mergers & acquisitions approval processes. Strong 2Q 2017 GDP growth and better than expected June macroeconomic indicators led to strong performance of large cap names in July, and the offshore Hong Kong market outperformed due to an increase in southbound volumes. China equity markets corrected briefly in August amid escalating geopolitical tensions in the Korean Peninsula, but rallied later in the month after strong corporate earnings announced for the first half of 2017 and ongoing SOE and supply side reforms lifted investor sentiment.

For the 12-month fiscal period, the Fund's average overweight to Consumer Discretionary and underweight to Telecommunication Services and Energy contributed to performance relative to the Index. In contrast, the Fund's underweight to Information Technology and overweight to Industrials and Real Estate detracted from relative returns. Stock selection had a positive impact in Consumer Discretionary, Consumer Staples and Financials, whereas stock selection had a negative impact in Real Estate.

The Fund continues to focus on companies that have sustainable top and bottom line growth by looking at companies' operating cash flows from their recurring core businesses. As of August 31, 2017, the Fund's largest sector overweight relative to the Index was Financials, followed by Health Care and Industrials. The largest sector underweight was Information Technology, followed by Energy and Telecommunication Services. The Fund's top ten positions comprised more than 55% of total portfolio assets at the end of August.

The pace of the economic recovery that materialized last year has not waned, with momentum continuing through to 2Q2017. Macroeconomic indicators have continued to indicate a healthy economy, such as GDP growth, retail sales growth, fixed asset investments, exports and industrial production. This is in spite of regulatory/supervisory tightening on the part of the Chinese government, which has been aimed at controlling the growth of China's shadow banking sector. We believe this should have a long-term positive impact on the country's financial sector, but warrants careful management and execution given its impact on borrowing costs and liquidity conditions. We anticipate that this trend will continue through the remainder of 2017, although the pace of tightening has slowed somewhat in recent periods. For the time being, we believe the impact on the corporate sector should be relatively limited, given that company earnings have remained healthy. Given the recent strength of the China equity markets, valuation levels for certain companies are beginning to test fundamentals. To that end, we believe investors may benefit from employing a higher degree of selectivity towards the type of stocks to own, which resonates with our investment approach across all our portfolios. This is supported by the wide investment opportunity set spanning the entire China equity universe across Mainland China, Hong Kong and overseas listed companies, providing us with substantial breadth for stock picking.

As of September 20, 2017, the Fund closed to new investors because of capacity constraints associated with the Fund's investment strategy. The Fund closed to new investments, including investments from existing shareholders, effective at the close of business on October 17, 2017.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.1%
Consumer Staples	3.5
Financials	29.2
Health Care	5.9
Industrials	8.2
Information Technology	26.9
Materials	2.1
Real Estate	3.2
Telecommunication Services	2.0
Utilities	2.4
Short-Term Investment	3.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	21.7%
Hong Kong	56.2
United States	22.1
Total	100.0%

PERFORMANCE HIGHLIGHTS25

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	38.46%	17.63%
Class A	07/17/2013	37.95%	17.35%
Class C	07/17/2013	36.91%	16.35%
With Sales Charge
Class A		30.03%	15.68%
Class C		35.91%	16.35%
Index
MSCI China Index (Net)[1,15]		35.00%	12.54%
MSCI China Index[1,15]		35.24%	12.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.77%, 2.19% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.88% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 17.60% total return for the fiscal year ended August 31, 2017, outperforming the 16.23% return of its benchmark, the S&P 500® Index (the "Index"), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a volatile start, the U.S. stock market rallied sharply and reached several all-time highs during the reporting period. This turnaround was mainly driven by better-than-expected corporate profits and hopes for improving growth and less regulation under the Trump administration. However, it appears that expectations for significant shifts in fiscal policy have been delayed, or the probability of success has been reduced. Nevertheless, the overall U.S. stock market, as measured by the S&P 500 Index, rose 16.23% for the 12-month period.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that have been growing their revenues and, as they do so, generate free cash flow that have been reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments have demonstrated sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those where we find identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets," or other market dislocations that have the potential to unlock intrinsic value.1

Stock selection, overall, drove the Fund's outperformance during the period. In particular, stock selection in the Telecommunication Services, Industrials and Utilities sectors were the most beneficial for relative performance. Conversely, holdings in the Health Care, Materials and Financials sectors were the largest detractors from results.

Sector allocation was a modest headwind for performance during the period. This was primarily driven by an underweight to Information Technology and overweight to Consumer Staples, on average during the fiscal period. The Fund's modest cash position was also a headwind for results. Conversely, underweights to Real Estate, Health Care and Energy contributed to results from a sector allocation perspective during the period.

The Fund's aggregate use of purchased and written options contributed positively to performance during the period.

We remain mindful that our constructive view for U.S. equities is not without risks. Despite generally positive U.S. and global economic data, the shift in policy from a highly transparent Federal Reserve to hazy fiscal policy presents potential for headline risks and spikes in volatility. There may be a disconnect between policy, rhetoric and implementation. We will be closely watching the Trump administration's actions on global trade as protectionist policies may impede economic growth or spur a trade war, both of which would hurt risk assets. Ultimately, we remain vigilant and continue to monitor key data points as we assess whether any geopolitical disruption, however small, could spill over into global markets.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	16.1%
Consumer Staples	7.1
Energy	5.5
Financials	9.3
Health Care	12.6
Industrials	17.3
Information Technology	22.5
Materials	2.5
Real Estate	1.8
Utilities	4.4
Short-Term Investment	0.9
Options Purchased	0.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	17.60%	13.05%	6.88%	11.06%
Trust Class[3]	08/03/1993	17.37%	12.86%	6.70%	11.01%
Advisor Class[4]	09/03/1996	17.26%	12.51%	6.32%	10.87%
Institutional Class[5]	05/27/2009	17.72%	13.25%	7.04%	11.09%
Class A19	05/27/2009	17.28%	12.84%	6.72%	11.04%
Class C19	05/27/2009	16.53%	12.00%	6.06%	10.94%
Class R3[16]	05/27/2009	17.02%	12.53%	6.49%	11.00%
With Sales Charge
Class A19		10.54%	11.51%	6.09%	10.94%
Class C19		15.53%	12.00%	6.06%	10.94%
Index
S&P 500® Index[1,15]		16.23%	14.34%	7.61%	11.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.93%, 1.08%, 1.31%, 0.73%, 1.08%, 1.86% and 1.40% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio of the Class R3 shares was 1.37% after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Advisor Class includes the class' repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of 15.82% for the fiscal year ended August 31, 2017, trailing its benchmark, the MSCI EAFE® Index (Net) (the "Index"), which provided a 17.64% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

What began as a period of high volatility in international equity markets early this fiscal year slowly gave way to a period of steadily rising returns in calendar 2017. Early on, fears about a potential slowing in global economic growth—stemming primarily from U.S. election rhetoric and the likelihood of protectionist policy from the largest global economy—had ratcheted volatility upward. As the period continued, however, markets rebounded on strong corporate earnings and evidence of continued global economic growth in the U.S., UK, Eurozone, and Japan—and declining concerns over European elections and the shift toward tighter central bank policy.

Compared to the Index as a whole, Information Technology (IT), Materials, and Financials stocks outperformed, benefiting from a rotation toward cyclical stocks that began in late 2016. While all sectors saw positive results, Telecommunication Services, Health Care, and Real Estate lagged. Individually, Austria, Italy, and Spain saw the strongest returns within the Index. Weaker markets included Israel and New Zealand, both showing losses for the year, and Ireland.

The Fund benefited from strong stock selection within the Health Care, Consumer Discretionary, and IT sectors. Allocation decisions were generally additive, with an overweight to IT another significant positive for relative performance. By country, Swiss, UK-based, and French holdings contributed the most.

Standout contributors for the period included Alibaba, the Chinese e-commerce giant, which raised future revenue expectations; Keyence, the Japanese factory automation equipment supplier, which reported stronger-than-expected sales growth; and Dutch semiconductor specialist ASML, which benefited from solid earnings announcements.

Stock selection detracted from relative results within Energy, Telecommunication Services and Consumer Staples, but in each case, an underweight helped limit the effect. By country, the Fund's Canadian, German and French holdings underperformed.

Among individual detractors, Peyto, the Canadian dry-gas producer suffered as gas prices remained weak due to the mild winter, which left the firm vulnerable to a less profitable outlook if they could not cut costs. Home Capital, the Canadian specialty mortgage lender, struggled with regulatory and, ultimately, liquidity issues. A change of management and an investment from Berkshire Hathaway helped the shares rebound somewhat. Bezeq, the Israeli telecom, was held back by regulatory uncertainty. We exited all three positions.

Looking ahead, we believe political risk is subsiding in the Eurozone and the European economic recovery is gathering momentum. Equity markets have reacted very positively so far in 2017. In our opinion, while valuations do not look particularly cheap, they do look reasonable relative to U.S. peers. After several years of lackluster earnings, we believe we are beginning to see the signs of a significant rebound in European profits.

Given our efforts to achieve a lower risk profile of the portfolio relative to the Index, we are pleased with the portfolio's performance, especially within the fast-rising market year-to-date. We continue to look for opportunities across countries, sectors and the market cap spectrum.

Given higher overall valuations, we must retain discipline around the prices we are paying for stocks. However, we continue to find companies that have had attractive secular growth drivers, stable demand and profit profiles, and proven management teams, that appear to us to be underappreciated and that we believe offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	15.97%	8.28%	2.33%	5.38%
Trust Class[12]	01/28/2013	15.92%	8.22%	2.30%	5.36%
Institutional Class	06/17/2005	15.82%	8.42%	2.39%	5.44%
Class A12	01/28/2013	15.32%	8.04%	2.22%	5.29%
Class C12	01/28/2013	14.48%	7.29%	1.86%	4.99%
Class R6[22]	09/03/2013	15.85%	8.49%	2.43%	5.46%
With Sales Charge
Class A12		8.68%	6.77%	1.61%	4.78%
Class C12		13.48%	7.29%	1.86%	4.99%
Index
MSCI EAFE® Index (Net)[1,15]		17.64%	8.48%	1.62%	5.10%
MSCI EAFE® Index[1,15]		18.19%	8.97%	2.10%	5.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.26%, 1.30%, 1.04%, 1.40%, 2.15% and 0.96% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of 15.57% for the fiscal year ended August 31, 2017, trailing its benchmark, the MSCI EAFE® Index (Net) (the "Index"), which provided a 17.64% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

What began as a period of high volatility in international equity markets early this fiscal year slowly gave way to a period of steadily rising returns in calendar 2017. Early on, fears about a potential slowing in global economic growth—stemming primarily from U.S. election rhetoric and the likelihood of protectionist policy from the largest global economy—had ratcheted volatility upward. As the period continued, however, markets rebounded on strong corporate earnings and evidence of continued global economic growth in the U.S., UK, Eurozone, and Japan—and declining concerns over European elections and the shift toward tighter central bank policy.

Compared to the Index as a whole, Information Technology (IT), Materials, and Financials stocks outperformed, benefiting from a rotation toward cyclical stocks that began in late 2016. While all sectors saw positive results, Telecommunication Services, Health Care, and Real Estate lagged. Individually, Austria, Italy, and Spain saw the strongest returns within the Index. Weaker markets included Israel and New Zealand, both showing losses for the year, and Ireland.

The Fund benefited most from strong stock selection and an overweight in IT. Stock selection was also beneficial within the Health Care and Consumer Discretionary sectors. Underweights to the relatively weak Consumer Staples and Real Estate sectors also helped. By country, French, Japanese, and Swiss names added most.

Standout contributors for the period included Alibaba, the Chinese e-commerce giant, which raised future revenue expectations; Dutch semiconductor specialist ASML, which benefited from solid earnings announcements; and Keyence, the Japanese factory automation equipment supplier, which reported stronger-than-expected sales growth.

Stock selection and an overweight to Industrials detracted most from relative performance. Selection within Materials and Energy also detracted. By country, Canadian, German and Norwegian names underperformed.

Among individual detractors, Peyto, the Canadian dry-gas producer suffered as gas prices remained weak due to the mild winter, which left the firm vulnerable to a less profitable outlook if they could not cut costs. Teva, the Israeli pharmaceuticals manufacturer, was hurt by a mixture of continued price pressure, change of management and lowered forward guidance. The Fund exited positions in Teva and Peyto.

Looking ahead, we believe political risk is subsiding in the Eurozone and the European economic recovery is gathering momentum. Equity markets have reacted very positively so far in 2017. In our opinion, while valuations do not look particularly cheap, they do look reasonable relative to U.S. peers. After several years of lackluster earnings, we believe we are beginning to see the signs of a significant rebound in European profits.

Given our efforts to achieve a lower risk profile of the portfolio relative to the Index, we are pleased with the portfolio's performance, especially within the fast-rising market year-to-date. We continue to look for opportunities across countries, sectors and industries.

Given higher overall valuations, we must retain discipline around the prices we are paying for stocks. However, we continue to find companies that have had attractive secular growth drivers, stable demand and profit profiles, and proven management teams, that appear to us to be underappreciated and that we believe offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	15.57%	7.45%	1.94%	3.55%
Institutional Class[6]	10/06/2006	16.13%	7.83%	2.31%	3.91%
Class A14	12/20/2007	15.60%	7.44%	1.95%	3.56%
Class C14	12/20/2007	14.70%	6.63%	1.21%	2.88%
Class R3[14]	05/27/2009	15.26%	7.16%	1.72%	3.35%
Class R6[24]	04/17/2017	15.79%	7.49%	1.96%	3.57%
With Sales Charge
Class A14		8.95%	6.18%	1.35%	3.01%
Class C14		13.70%	6.63%	1.21%	2.88%
Index
MSCI EAFE® Index (Net)[1,15]		17.64%	8.48%	1.62%	3.29%
MSCI EAFE® Index[1,15]		18.19%	8.97%	2.10%	3.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.39%, 0.95%, 1.33%, 2.06% and 1.57% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2017 is 0.87% for Class R6 (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.16%, 1.91% and1.41% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2017 is 0.73% for Class R6 after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)

From its inception, December 8, 2016, through the close of the fiscal period ended August 31, 2017, Neuberger Berman International Small Cap Fund Institutional Class generated a total return of 27.40%, outperforming its benchmark, the MSCI EAFE® Small Cap Index (Net) (the "Index"), which provided a 23.53% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Designed to capitalize on the value inherent in stocks of smaller and often under-researched companies within developed international economies, the Fund is managed from the bottom up. Its management team focuses on company and stock fundamentals, with a strong emphasis on quality.

Looking at the market, U.S. election-related fears raised volatility during the early part of this period—with worries about trade protectionism and nationalism, both of which bode poorly for global economic growth. However, as 2017 began, the growth outlook improved, notably in Europe, which allowed a shift from volatility to a period of steadily rising returns. Small cap stocks outperformed their larger cap counterparts this period as the focus returned to domestic growth prospects.

All sectors within the Index posted positive results this period except Energy, with Utilities, Information Technology and Telecommunication Services outperforming the Index as a whole. In addition to Energy, Real Estate and Consumer Discretionary stocks, though posting double-digit returns, underperformed the Index. By country, Denmark, Italy and Germany were among the top performers, while Hong Kong, Norway, and Singapore lagged the Index.

The Fund outperformed the Index primarily on the basis of strong stock selection. Stock selection was especially advantageous within Industrials, Consumer Discretionary, and Financials. By country, stocks from Japan, the UK and Germany outperformed.

Top individual contributors this period included Daifuku, a Japanese automation specialist, which reported strong revenue and earnings growth; Trigano, a French recreational vehicle maker, which continued to consolidate the European market and benefited from an improving economy; and Jenoptik, a German industrial optics company, which benefited from solid results.

Holdings in Energy, Health Care, and Materials detracted somewhat from relative results, and by country, allocations to Austria, Belgium, and Switzerland underperformed. Individual detractors included Canada's Raging River Exploration, which suffered as oil prices weakened, and was sold; Ion Beam Applications, a Belgium-based medical technology company, which lowered sales and margin guidance due to project delays and increased competition; and Ichigo, a Japanese real estate investment trust, which reported soft results.

Looking ahead, we believe political risk is subsiding in the Eurozone and the European economic recovery is gathering momentum. Equity markets have reacted very positively so far in 2017. In our opinion, while valuations do not seem particularly cheap, they do seem reasonable relative to U.S. peers. After several years of lackluster earnings, we believe we are beginning to see the signs of a significant rebound in European profits.

Given our efforts to achieve a lower risk profile of the Fund relative to the Index, we are pleased with the Fund's performance, especially within the fast-rising market year-to-date. We continue to look for opportunities across countries, sectors and the market cap spectrum.

Given higher overall valuations, we must retain discipline around the prices we are paying for stocks. However, we continue to find companies that have had attractive secular growth drivers, stable demand and profit profiles, and proven management teams, that appear to us to be underappreciated and that we believe offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

	Inception Date	Cumulative Total Return Ended 08/31/2017 Life of Fund
At NAV
Institutional Class	12/08/2016	27.40%
Class A	12/08/2016	27.00%
Class C	12/08/2016	26.30%
Class R6	12/08/2016	27.40%
With Sales Charge
Class A		19.70%
Class C		25.30%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		23.53%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 2.57%, 2.93%, 3.68% and 2.50% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 1.06%, 1.42%, 2.17% and 0.99% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from December 8, 2016 through August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 16.59% total return for the fiscal year ended August 31, 2017 outperforming its benchmark, Russell 2000® Value Index (the "Index"), which returned 13.47% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In our opinion, two thoughts seem to be gaining credibility with investors. First, the broader legislative agenda of the Republican administration is at risk and second, in broad measures, the world economy is improving. Against this backdrop it is not surprising that companies and sectors positioned to benefit from global growth outpaced domestically focused companies. Larger cap and growth indices with greater exposure to Technology and Health Care companies outperformed this fiscal year. The Fund, with a significant overweight in Technology, a market capitalization much larger than the Index and a relatively high percentage of its revenues derived from overseas, benefitted from these themes, making up much of the relative performance ground lost to last year's "Trump trade," which favored small domestic financials.

As discussed in our previous communication, many of the trends that led to the Fund's underperformance in 2016 helped the Fund in 2017. Financial sector performance remained depressed and our underweight in Financials helped the Fund's relative returns. The Energy sector continued to be plagued by weak oil and gas prices and the Fund benefitted from our minimal commitment to this sector. Many of the Fund's Technology companies, which performed poorly in 2016, rebounded this year. Mercury Systems, a defense electronics company, executed well and recent acquisitions nearly doubled its Radio Frequency and Microwave business. Verint, FormFactor and FireEye were also solid performers. However, a number of the Fund's Technology holdings struggled. KEYW Holding, TiVo and Rambus are a few of the names that seemed a bit out of sync with the Technology recovery this year. KEYW's government Cyber/IT unit was hurt by lack of forward progress on the U.S. government budget. Investors remain concerned about TiVo's legal dispute with Comcast and possible license revenue losses in 2018. Recently Bloomberg reported that Rambus retained advisers to explore strategic options.

The Fund benefitted most from its investments in Producer Durables. Aerovironment, a market leader in the manufacture of small Unmanned Aircraft System vehicles, Spirit AeroSystems, a company engaged in the design and manufacture of commercial aero structures and systems, and Itron, a technology and services company dedicated to the resourceful use of electricity, natural gas, and water, all performed well. Several of the Fund's Health Care investments posted solid absolute and relative gains. Notable contributors for the period were Molina Healthcare where the founding family was fired by their Board, Intersect ENT, whose management continues to execute well in the face of Medicare reimbursement pressure, and Charles River Laboratories, which delivered solid returns and we believe is well positioned to benefit from an anticipated recovery in early stage drug development. There were also some Health Care laggards—Accuray, Fluidigm and Analogic all underperformed.

During the period, a number of companies merged or were acquired. The Fund added new names at a reasonable pace, some in Health Care and Consumer-related sectors, further increasing our commitment to these sectors. Several positions were eliminated.

Despite near-term risks from conflicts in Washington, D.C. regarding a host of issues, the potential for further interest rate hikes, and geopolitical turmoil mainly due to the escalation of tensions with North Korea, we foresee ongoing economic growth and strong corporate earnings that will support a continuing bull market.

We look forward to our next communication and thank you for your commitment to the Fund.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	8.1%
Consumer Staples	1.2
Energy	0.5
Financial Services	8.7
Health Care	13.0
Materials & Processing	4.1
Producer Durables	18.9
Technology	34.9
Utilities	4.2
Short-Term Investment	6.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2017
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	16.59%	13.46%	7.71%	11.22%
Class A18	05/10/2010	16.20%	13.07%	7.42%	11.08%
Class C18	05/10/2010	15.36%	12.23%	6.85%	10.78%
With Sales Charge
Class A18		9.55%	11.74%	6.79%	10.75%
Class C18		14.36%	12.23%	6.85%	10.78%
Index
Russell 2000® Value Index[1,15]		13.47%	12.51%	6.46%	8.79%
Russell 2000® Index[1,15]		14.91%	13.15%	7.38%	7.89%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.09%, 1.49% and 2.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 15.88% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the Russell 1000® Value Index (the "Index"), which returned 11.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a rather choppy start to the fiscal year, the U.S. stock market climbed sharply, propelled by optimism surrounding President Trump's election victory and his pro-business agenda of tax cuts, regulatory easing, and increased infrastructure spending. Rising commodity prices and a steadily improving global economy further bolstered equities and enabled the U.S. Federal Reserve to continue on its path of increasing interest rates. Geopolitical risks caused occasional dips in the market, however, and the post-election tailwind abated as the current administration grappled with internal struggles, fueling skepticism that there would be any meaningful policy changes in the near future. Nonetheless equity indexes continued to reach new heights as investors were enticed by strong corporate earnings against the backdrop of healthy employment levels, low inflation and moderately rising GDP, which fueled expectations for continued profit growth ahead.

Within the Index, sector performance was mixed with Financials generating the strongest returns owing to the anticipated easing of regulations, stable economy and rising interest rates. The favorable macro picture also drove outperformance relative to the overall Index in Materials and Information Technology. The Energy, Real Estate and Telecommunication Services sectors posted negative returns for the period. Energy faltered as oil prices fell and the latter two segments declined in large part due to sector rotation as investors favored other areas of the equity market.

Financials were the largest source of upside to Fund performance relative the Index. Our heavier exposure to banks, including Citigroup, was especially beneficial as the industry continued to soar on expectations of less strict oversight under President Trump as well as the improving macro environment and interest rate increases. Favorable stress test results during the period also lifted these stocks in the latter part of the year. Consumer Staples was another area of relative strength, with the largest boost coming from retailer Wal-Mart, whose stock rose as the company made strategic moves to enhance its business and adapt to the proliferation of online shopping. On the downside, negative stock selection within Health Care hurt relative performance. One weak spot in this area was health care equipment stock Zimmer Biomet Holdings, which declined during the year on disappointing earnings and lowered guidance, as well as the departure of its CEO. Underperformance within Materials was also negative for the Fund on a relative basis due in part to our underweight in the chemicals area, which was a strong component of the Index.

As the equity bull market enters another year, valuations are running high, yet we believe stocks seem poised to appreciate further as corporate earnings growth projections remain strong given the support of steady economic growth, tepid inflation, rising commodity prices and a weak U.S. dollar. Still, we remain cautious in light of the stock market's relentless ascent, which in our view could leave it vulnerable to sharp corrections if earnings expectations are not met or if tighter monetary policy begins to dampen the economy.

Therefore, we continue to explore all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails uncovering underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.9%
Consumer Staples	11.6
Energy	9.6
Financials	19.8
Health Care	13.3
Industrials	5.4
Information Technology	1.8
Materials	7.6
Real Estate	0.5
Telecommunication Services	0.9
Utilities	5.0
Short-Term Investment	16.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	15.88%	13.28%	5.18%	12.54%
Trust Class[3]	08/30/1993	15.77%	13.08%	5.00%	12.46%
Advisor Class[4]	08/16/1996	15.51%	12.89%	4.83%	12.32%
Institutional Class[5]	06/07/2006	16.04%	13.47%	5.36%	12.59%
Class A19	06/21/2010	15.65%	13.02%	5.01%	12.50%
Class C19	06/21/2010	14.84%	12.20%	4.45%	12.36%
Class R3[16]	06/21/2010	15.27%	12.72%	4.81%	12.45%
With Sales Charge
Class A19		9.00%	11.70%	4.39%	12.34%
Class C19		13.84%	12.20%	4.45%	12.36%
Index
Russell 1000® Value Index[1,15]		11.58%	13.25%	5.96%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.90%, 1.07%, 1.22%, 0.71%, 1.09%, 1.83% and 1.55% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70% and 1.37% for Institutional Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 15.80% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 14.52% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the 12-month reporting period, the highly resilient U.S. market continued its upward trajectory, but not without challenges to that positive momentum. Whether it was the fluctuating volatility associated with oil prices, the U.S. dollar and economic news out of China, nuclear gamesmanship on the Korean peninsula or the stunning outcome of a highly cynical and nationalistic campaign for the White House and subsequent legislative fits and starts of a governing party still trying to find its footing, it has been a wild ride. Fortunately, this bull market has largely turned a deaf ear to the macro noise and political gridlock and maintained the embedded optimism that has been a big part of this post-election surge. The good news, likely lost amid the headlines, is that economic trends remained broadly positive and companies generally continued to execute and deliver reasonably good earnings. Boosted by a clearer and hawkish-leaning path to sustained monetary tightening by the Federal Reserve, we also saw signs of a shift away from the now 8+ year post-financial crisis trend favoring financial reallocations in the forms of share-repurchase and dividend programs. The move towards more strategic and forward-thinking capital reinvestment, along with a return to relevancy for fundamentals, proved beneficial to the managers' style of investing. Lastly, there is no denying that valuations have become elevated, especially with growth handily outpacing value, but we believe that strong corporate earnings continue to provide the necessary counterbalance to prices.

During the fiscal year, the Fund was on average overweight versus the benchmark in Information Technology (IT), Health Care, Financials, Energy and Telecommunication Services and underweight Real Estate, Consumer Staples, Consumer Discretionary, Materials and Industrials. Driven by strong top- and bottom-line results, IT was the leading contributor to performance, while election headlines and the "repeal and replace" saga broadly weighed on our Health Care names. At the industry level, our underweight allocation, coupled with strong stock selection in Food Products effectively minimized the negative impact of continued deflation in staples, while a spate of sales management issues hindered top-line results across our Health Care Equipment & Supplies names. Drilling down to our holdings, NVIDIA, a semiconductor company engaged in visual computing applications, consistently delivered strong results from their gaming segment and benefited from positive expectations around the potential for their virtual and assisted reality technology, while O'Reilly Automotive, a specialty retailer and supplier of automotive aftermarket parts and supplies, fell short of expectations for the most recent quarter and was further pressured by the potential for increased competition from Amazon. We sold off both of these positions.

We remain cautiously optimistic that this resilient market can continue to be a conducive environment for active growth managers. Looking ahead, we believe a big unknown for the market remains the embedded optimism currently tied to anticipated pro-growth policies and what happens if that sentiment evaporates in the face of continued political missteps and policy delays. Since we don't hold much sway over Washington, D.C. or believe we can consistently predict market temperament swings, we will instead remain focused on seeking higher qualitative growth companies that we believe are capable of consistently delivering compelling fundamentals, as earnings will be the one highly visible and critical driver of this current bull market that we can evaluate objectively, as our ability to assess the top- and bottom-line potential and current results of companies, around which to build an investment portfolio, is something we believe we can do well, whereas we can't control all of the conflicting statements out of Washington, D.C. about policy.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	16.5%
Consumer Staples	1.7
Energy	1.4
Financials	8.0
Health Care	20.6
Industrials	16.0
Information Technology	29.4
Materials	3.2
Short-Term Investment	3.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	15.80%	11.83%	7.13%	11.70%
Trust Class[3]	08/30/1993	15.75%	11.77%	7.04%	11.61%
Advisor Class[4]	09/03/1996	15.47%	11.47%	6.73%	11.41%
Institutional Class[5]	04/19/2007	16.03%	12.06%	7.42%	11.78%
Class A19	05/27/2009	15.58%	11.64%	7.02%	11.67%
Class C19	05/27/2009	14.69%	10.81%	6.36%	11.49%
Class R3[16]	05/27/2009	15.30%	11.37%	6.80%	11.61%
Class R6[23]	03/15/2013	16.13%	12.11%	7.27%	11.73%
With Sales Charge
Class A19		8.92%	10.33%	6.39%	11.50%
Class C19		13.69%	10.81%	6.36%	11.49%
Index
Russell Midcap® Growth Index[1,15]		14.52%	13.99%	8.32%	N/A
Russell Midcap® Index[1,15]		12.44%	14.11%	8.14%	13.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.96%, 0.99%, 1.25%, 0.76%, 1.12%, 1.88%, 1.39% and 0.67% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.87% and 1.37% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

The Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 17.19% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the Russell Midcap® Value Index (the "Index"), which returned 10.82% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equity markets were up for the period. While the world economy continued to improve, investors became increasingly concerned with President Trump's ability to move his agenda through Congress. Larger cap and growth indices have outperformed the overall market so far this year—a reversal of 2016's market dynamics, which favored small value-oriented equities.

Fund performance benefitted most from Technology and Producer Durables on both an absolute and relative basis. In Technology, Western Digital, the top performer, reported another solid quarter raising its gross-margin and earnings-per-share guidance amid good execution and strong demand for the company's broad portfolio of storage products. ON Semiconductor reported a strong second quarter beating estimates. Macroeconomic data and reports from its customers point to increased demand for ON's products going forward. Other notable Technology winners were Skyworks Solutions and CheckPoint Software. Both companies have been executing well and reported several strong quarters. In Producer Durables, Spirit AeroSystems, Orbital ATK, General Dynamics, and Itron, all performed well. Spirit resolved its pricing dispute with Boeing, increasing long-term visibility and supporting an increase to their long-term free cash flow margin guidance. Orbital and General Dynamics continue to report solid results. Both companies announced dividend increases and expanded their share repurchase programs. Itron executed well on its cost savings initiative. Additionally, stock selection in Financial Services helped performance. Comerica's cost savings program improved fees and expense trends, loan growth rebounded and the company increased its dividend.

A healthy level of company specific events were announced during the period. Several of the companies the Fund invested in were acquired, disposed of significant assets, or made large acquisitions during the period. Of particular note since our last communication, Whole Foods Market agreed to be acquired by Amazon for $42 per share (we sold out of the position after the merger was announced but before it was completed), Starwood Waypoint announced an all stock merger with Invitation Homes, Lions Gate Entertainment sold its interest in EPIX to MGM, and Wyndham Worldwide announced plans to spin-off its hotel business.

On the negative side, the Fund's overweight and stock selection in the Health Care sector hurt performance. Teva Pharmaceutical's shares were trounced after the company reported an extremely disappointing earnings forecast due to price erosion from increased competition in the generic drug space. This outlook led the company to cut their dividend by 75%. Zimmer Biomet also exhibited underwhelming performance and reduced guidance due to lingering production delays and slower than expected sales recapture. Perrigo lowered its earnings forecast and the CEO unexpectedly retired. Several consumer holdings also had a negative impact on performance. Hertz materially missed expectations due in large part to improper fleet sizing and was subsequently sold by the Fund. Macy's lowered its earnings forecast due to a continued decrease in mall traffic. TreeHouse Foods decreased guidance as it continues to be impacted by pricing pressure from its retail partners. GNC and Deckers Outdoor materially missed earnings expectations and were eliminated from our portfolio as our investment thesis for both companies changed.

We believe near-term risks from conflicts in Washington, D.C. regarding the debt ceiling, the budget, Obamacare and tax reform, the potential for further interest rate hikes by the Federal Reserve, and geopolitical turmoil could pressure stocks through the remainder of the year. However, we anticipate ongoing economic growth, strong corporate earnings, and low inflation rates, which will support a continuing bull market as long as they remain in place.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.7%
Consumer Staples	1.7
Energy	8.6
Financial Services	15.1
Health Care	10.5
Materials & Processing	3.2
Producer Durables	19.0
Technology	19.2
Utilities	5.4
Short-Term Investment	3.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	17.19%	14.15%	7.20%	9.60%
Trust Class[3]	06/10/1999	16.85%	13.93%	7.08%	9.51%
Institutional Class[5]	03/08/2010	17.40%	14.40%	7.41%	9.72%
Class A19	06/21/2010	16.95%	13.97%	7.11%	9.56%
Class C19	06/21/2010	16.09%	13.13%	6.54%	9.24%
Class R3[16]	06/21/2010	16.62%	13.70%	6.92%	9.45%
With Sales Charge
Class A19		10.22%	12.64%	6.48%	9.20%
Class C19		15.09%	13.13%	6.54%	9.24%
Index
Russell Midcap® Value Index[1,15]		10.82%	14.22%	7.82%	9.44%
Russell Midcap® Index[1,15]		12.44%	14.11%	8.14%	8.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.31%, 1.48%, 1.09%, 1.50%, 2.24% and 1.76% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 20.27% total return for the fiscal year ended August 31, 2017, versus a 16.23% total return for its benchmark, the S&P 500® Index (the "Index") for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the Index, positive performance was broad-based as nine of eleven sectors generated a positive return for the year. Financials, Industrials, and Information Technology (IT) outperformed relative to the overall Index. Consumer Discretionary, Consumer Staples, Energy, Health Care, Materials, Real Estate, Telecommunication Services, and Utilities all lagged the overall Index. We believe declining stock correlations over the course of the year contributed to the dispersion in performance across sectors.

Within the Fund, positioning benefited relative performance, driven primarily by an overweight to Financials and IT. Stock selection in Industrials and Energy also benefited relative performance. Stock selection in Health Care and IT detracted from relative performance during the year. The Fund ended the fiscal year with an overweight, relative to the Index, in the Financials, Industrials, IT, and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the Index, in the Consumer Discretionary, Consumer Staples, Energy, and Health Care sectors, and had no exposure to the Real Estate, Telecommunication Services, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. Many company balance sheets appear healthy and free cash flow generation has been strong. As a result, we believe management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions—all can accrue to the benefit of equity holders. When company specific drivers are in focus, it is our view that high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow the Fund's assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	1.7%
Consumer Staples	6.1
Energy	4.7
Financials	23.7
Health Care	12.4
Industrials	16.9
Information Technology	27.7
Materials	5.5
Short-Term Investment	1.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	20.27%	15.20%	8.24%	8.67%
Class A17	12/21/2009	19.85%	14.80%	7.94%	8.39%
Class C17	12/21/2009	18.95%	13.93%	7.32%	7.82%
With Sales Charge
Class A17		12.98%	13.45%	7.30%	7.80%
Class C17		17.95%	13.93%	7.32%	7.82%
Index
S&P 500® Index[1,15]		16.23%	14.34%	7.61%	7.90%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.76%, 1.11% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT17

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 2.89% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the FTSE NAREIT All Equity REITs Index (the "Index"), which generated a 1.85% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a poor start, the U.S. stock market rallied sharply and reached several all-time highs during the reporting period. After relatively flat results in September 2016, stocks declined in October, as corporate profits were mixed and there were uncertainties surrounding the November elections. The market then moved sharply higher over the last ten months of the period. This turnaround was partially driven by corporate profits that were generally better-than-expected and hopes for improving growth and less regulations under the Trump administration. However, expectations for significant shifts in fiscal policy have been delayed, or the probability of success has been reduced. Nevertheless, the overall U.S. stock market, as measured by the S&P 500® Index, rose 16.23% for the 12-month period. Comparatively, real estate investment trusts (REITs) posted weaker results during the period.

The Fund outperformed its benchmark during the reporting period. Stock selection was the most beneficial for relative performance. Contributing the most to results were our holdings in the Lodging/Resorts, Data Centers and Infrastructure REITs sectors. American Tower, an Infrastructure REIT, Marriott International, Inc., a Lodging/Resorts company and Equinix, Inc., a Data Center REIT, were the largest contributors to performance. Sectors that detracted from the Fund's results from a stock selection perspective included Specialty, Regional Malls and Shopping Centers. Several individual holdings were also negative for results, including Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, Kimco Realty Corp., a Shopping Center REIT, and GGP, Inc., a Regional Mall REIT.

Sector positioning, overall, modestly contributed to the Fund's performance during the reporting period. On the upside, overweights to Real Estate Operating Companies (non-REIT real estate related securities), Data Centers, and Single Family Homes were the most beneficial for performance. Conversely, underweights to Specialty and Industrial REITs, along with an overweight to Regional Malls, were the largest negatives for results.

We anticipate seeing relatively modest economic growth for the year as a whole. The U.S. Federal Reserve (Fed), as expected, raised interest rates for a second time in calendar year 2017 at its meeting that concluded on June 14. Looking forward, we believe the Fed will likely take a measured approach in terms of further interest rate hikes. After moving higher following the U.S. presidential election, longer-term interest rates have declined thus far in 2017, balancing expectations for improved economic growth, with some level of political uncertainty. However, we believe real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We think improved business and consumer confidence, potential fiscal stimulus, and modest inflation should be supportive for the U.S. commercial property market. We believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.5%
Data Centers	8.8
Diversified	3.4
Free Standing	1.0
Health Care	9.0
Industrial	7.9
Infrastructure	13.8
Lodging/Resorts	3.8
Manufactured Homes	2.2
Office	9.7
Real Estate Operating Companies	2.2
Regional Malls	8.5
Self Storage	3.9
Shopping Centers	4.0
Single Family Homes	3.4
Specialty	1.3
Timber	3.7
Short-Term Investment	0.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	2.89%	7.98%	7.25%	11.28%
Institutional Class[6]	06/04/2008	3.01%	8.17%	7.43%	11.40%
Class A14	06/21/2010	2.63%	7.78%	7.10%	11.18%
Class C14	06/21/2010	1.89%	6.98%	6.53%	10.79%
Class R3[14]	06/21/2010	2.45%	7.52%	6.91%	11.05%
Class R6[24]	03/15/2013	3.16%	8.24%	7.38%	11.36%
With Sales Charge
Class A14		–3.26%	6.52%	6.47%	10.75%
Class C14		0.99%	6.98%	6.53%	10.79%
Index
FTSE NAREIT All Equity REITs Index[1,15]		1.85%	9.87%	6.60%	10.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.41%, 1.05%, 1.42%, 2.18%, 1.68% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 21.99% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 16.39% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the 12-month reporting period, the highly resilient U.S. market continued its upward trajectory, but not without challenges to that positive momentum. Whether it was the fluctuating volatility associated with oil prices, the U.S. dollar and economic news out of China, nuclear gamesmanship on the Korean peninsula, or the stunning outcome of a highly cynical and nationalistic campaign for the White House and subsequent legislative fits and starts of a governing party still trying to find its footing, it has been a wild ride. Fortunately, this bull market has largely turned a deaf ear to the macro noise and political gridlock and maintained the embedded optimism that has been a big part of this post-election surge. The good news, likely lost amid the headlines, is that economic trends remained broadly positive and companies generally continued to execute and deliver reasonably good earnings. With the markets boosted by a clearer and hawkish-leaning path to sustained monetary tightening by the Federal Reserve, we also saw signs of a shift away from the now 8+ year post-financial crisis trend favoring financial reallocations in the forms of share-repurchase and dividend programs. The move towards more strategic and forward-thinking capital reinvestment, along with a return to relevancy for fundamentals, proved beneficial to our style of investing. Lastly, there is no denying that valuations have become elevated, especially with growth handily outpacing value, but we believe that strong corporate earnings and compelling catalysts continue to provide the necessary counterbalance to prices.

During the fiscal year, the Fund was on average overweight versus the Index in Health Care, Information Technology (IT), Energy, Consumer Discretionary and Financials and underweight Industrials, Real Estate, Materials, Consumer Staples, Telecommunication Services and Utilities. Driven by strong stock selection across the sector, Health Care was the leading contributor to performance, while various business execution issues related to inventory, manufacturing and M&A negatively impacted our IT allocation. At the industry level, compelling underlying science and positive catalysts within our overweight to Biotechnology proved strongly additive to performance, while the aforementioned execution issues resulted in disappointing results and guidance for a number of our Semiconductors & Semiconductor Equipment names. Drilling down to our holdings, Exelixis, a biopharmaceutical company engaged in developing and commercializing therapies for the treatment of cancer, delivered strong execution and continued to develop an attractive product pipeline, while Paylocity, a cloud-based provider of payroll and human capital management software solutions, was pressured by post-election worries around the sustainability of Affordable Care Act enrollment and participation growth rates. We sold Paylocity.

We remain cautiously optimistic that this market will remain resilient and continue to be a conducive environment for active growth managers. Looking ahead, we believe a big unknown for the market remains the embedded optimism currently tied to anticipated pro-growth policies and what happens if that sentiment evaporates in the face of continued political missteps and policy delays. Since we don't hold much sway over Washington, D.C. or believe we can consistently predict market temperament swings, we will instead remain focused on identifying underappreciated catalysts and seeking higher qualitative growth companies that we believe are capable of consistently delivering compelling fundamentals, as top- and bottom-line results will be the highly visible and critical drivers of this current bull market that we can evaluate objectively.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.6%
Consumer Staples	1.7
Energy	1.4
Financials	4.9
Health Care	29.8
Industrials	17.4
Information Technology	27.2
Materials	2.1
Real Estate	1.1
Short-Term Investment	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	21.99%	12.32%	6.17%	8.69%
Trust Class[3]	11/03/1998	21.74%	12.13%	5.96%	8.54%
Advisor Class[4]	05/03/2002	21.58%	11.98%	5.78%	8.44%
Institutional Class[5]	04/01/2008	22.31%	12.67%	6.45%	8.84%
Class A19	05/27/2009	21.88%	12.27%	6.09%	8.64%
Class C19	05/27/2009	21.00%	11.43%	5.43%	8.29%
Class R3[16]	05/27/2009	21.58%	11.98%	5.87%	8.52%
With Sales Charge
Class A19		14.87%	10.94%	5.46%	8.30%
Class C19		20.00%	11.43%	5.43%	8.29%
Index
Russell 2000® Growth Index[1,15]		16.39%	13.75%	8.21%	7.91%
Russell 2000® Index[1,15]		14.91%	13.15%	7.38%	9.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.87%, 1.94%, 2.09%, 1.55%, 1.95%, 2.68% and 2.25% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.41%, 1.61%, 0.90%, 1.26%, 2.01% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class reported a total return of 13.54% for the fiscal year ended August 31, 2017, trailing the 16.23% return of its benchmark, the S&P 500® Index (the "Index"), during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As this period began, U.S. markets were volatile going into the November election, given policy and regulatory uncertainty. However, post the election, markets rebounded, reflecting incrementally positive expectations of potential tax reform, regulatory relief, and infrastructure spending.

The market continued its upward trajectory through this period's close and set new highs. However, returns have been narrow, with mega-capitalization technology stocks driving significant returns in the Index. Returns of established businesses have lagged, reflecting investors' concern around growth and profit implications of these incumbents. We believe this has resulted in some attractive opportunities, as the market has indiscriminately penalized stocks of established businesses without distinguishing between business models, industry structure, and quality of management.

Top individual detractors this period included W.W. Grainger, Kroger, and Advance Auto Parts. All three businesses saw stock valuations impacted on rising worries about Amazon's competitive threat. The Fund continues to own these names, as we believe these businesses will benefit as markets begin to shift towards a focus on fundamentals, including the opportunity of operating in a fragmented industry, as well as the benefits and competitive advantages of incumbent business models.

Top contributors included Progressive Corp., Ryanair, and Novozymes. Long-term holding Progressive Corp. continuing to demonstrate profitable growth in the auto insurance industry. Ryanair benefited as the company continued to report strong operating performance and investor fears around Brexit started to dissipate. Novozymes, an addition during the fiscal year, produces, distributes and sells enzymes to a broad range of end users globally. We believe the long-term opportunity to replace petro-chemicals via enzymes is a secular opportunity, as typically enzymes are a more cost-efficient and sustainable solution.

Consistent with our investment process, we took advantage of transitory market concerns to opportunistically buy well-positioned businesses while we exited positions based on valuation or where we found replacements that in our view offered a superior risk return profile.

Looking ahead, we anticipate the slow, positive growth trend in the U.S. to continue, based on ongoing strength in consumer spending and a lack of visible excesses in the economy. Actions by the Federal Reserve are likely to result in gradually rising interest rates, but, in our view, should remain in a range that is still supportive of growth.

Our primary concerns continue to be geopolitical. Domestically, we believe the new administration's ability to negotiate with Congress on the framework for trade, tax, healthcare and immigration policies continues to be a risk and a likely source of equity volatility.

Outside the U.S., geopolitical volatility, especially in the Middle East, ongoing tensions with Russia, an increasingly belligerent North Korea, and the continued uncertainty created by Brexit could likely be sources of market volatility. Further, in our opinion, China's continuing efforts to strike a balance between curbing excess speculation and sustainable long-term growth could create volatility in China's economic growth.

We believe the businesses we hold can translate top-line growth into stronger, advantaged bottom-line growth in a variety of economic environments, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership practices in environmental, social and governance practices.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

To read more on how we integrate sustainability issues into our investment process, please visit our SRI web site, Socially Responsive Investing, at http://www.nb.com/sri/.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.9%
Consumer Staples	5.8
Energy	7.2
Financials	15.5
Health Care	15.0
Industrials	11.9
Information Technology	21.4
Materials	2.5
Real Estate	2.6
Utilities	1.5
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.
PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2017
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	13.54%	13.68%	7.07%	9.23%
Trust Class[3]	03/03/1997	13.41%	13.50%	6.88%	9.06%
Institutional Class[5]	11/28/2007	13.78%	13.90%	7.25%	9.31%
Class A19	05/27/2009	13.36%	13.46%	6.90%	9.16%
Class C19	05/27/2009	12.53%	12.62%	6.24%	8.87%
Class R3[16]	05/27/2009	13.04%	13.20%	6.69%	9.07%
Class R6[23]	03/15/2013	13.84%	13.94%	7.18%	9.28%
With Sales Charge
Class A19		6.84%	12.12%	6.27%	8.89%
Class C19		11.53%	12.62%	6.24%	8.87%
Index
S&P 500® Index[1,15]		16.23%	14.34%	7.61%	9.45%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.86%, 1.03%, 0.68%, 1.05%, 1.79%, 1.29% and 0.61% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class generated a 16.18% total return for the fiscal year ended August 31, 2017, outperforming its benchmark, the Russell 1000® Value Index (the "Index"), which returned 11.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a rather choppy start to the fiscal year, the U.S. stock market climbed sharply, propelled by optimism surrounding President Trump's election victory and his pro-business agenda of tax cuts, regulatory easing and increased infrastructure spending. Rising commodity prices and a steadily improving global economy further bolstered equities and enabled the U.S. Federal Reserve to continue on its path of increasing interest rates. Geopolitical risks caused occasional dips in the market, however, and the post-election tailwind abated as the current administration grappled with internal struggles, fueling skepticism that there would be any meaningful policy changes in the near future. Nonetheless, equity indexes continued to reach new heights as investors were enticed by strong corporate earnings against the backdrop of healthy employment levels, low inflation and moderately rising GDP, which fueled expectations for continued profit growth ahead.

Within the Index, sector performance was mixed, with Financials generating the strongest returns, owing to the anticipated easing of regulations, stable economy and rising interest rates. The favorable macro picture also drove outperformance relative to the overall Index in Materials and Information Technology. The Energy, Real Estate and Telecommunication Services sectors posted negative returns for the period. Energy faltered as oil prices fell and the latter two segments declined in large part due to sector rotation as investors favored other areas of the equity market.

Financials were the largest source of upside to Fund performance relative to the Index. Our heavier exposure to banks, including Citigroup, was especially beneficial as the industry continued to soar on expectations of less strict oversight under President Trump as well as the improving macro environment and interest rate increases. Favorable stress test results during the period also lifted these stocks in the latter part of the year. Consumer Staples was another area of relative strength, with the largest boost coming from retailer Wal-Mart, whose stock rose as the company made strategic moves to enhance its business and adapt to the proliferation of online shopping. On the downside, negative stock selection within Health Care hurt relative performance. One weak spot in this area was health care equipment stock Zimmer Biomet Holdings, which declined during the year on disappointing earnings and lowered guidance, as well as the departure of its CEO. Underperformance within Materials was also negative for the Fund on a relative basis, due in part to our underweight in the chemicals area, which was a strong component of the Index.

As the equity bull market enters another year, valuations are running high, yet we believe stocks seem poised to appreciate further as corporate earnings growth projections remain strong given the support of steady economic growth, tepid inflation, rising commodity prices and a weak U.S. dollar. Still, we remain cautious in light of the stock market's relentless ascent, which in our view could leave it vulnerable to sharp corrections if earnings expectations are not met or if tighter monetary policy begins to dampen the economy.

Therefore, we continue to explore all areas of the market for price dislocations that could turn into rewarding investment opportunities. Our portfolio construction strategy entails uncovering underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	8.2%
Consumer Staples	11.9
Energy	9.9
Financials	20.4
Health Care	13.6
Industrials	5.5
Information Technology	2.0
Materials	7.8
Real Estate	0.5
Telecommunication Services	1.0
Utilities	5.2
Short-Term Investment	14.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2017
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	16.18%	13.04%	7.71%	8.12%
Class A20	03/02/2011	15.83%	12.60%	7.45%	7.87%
Class C20	03/02/2011	14.92%	11.77%	6.92%	7.39%
With Sales Charge
Class A20		9.19%	11.27%	6.81%	7.28%
Class C20		13.92%	11.77%	6.92%	7.39%
Index
Russell 1000® Value Index[1,15]		11.58%	13.25%	5.96%	6.22%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.69%, 3.08% and 3.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT20

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 74 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

25  As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the sub-adviser to Neuberger Berman Greater China Equity Fund, replacing Neuberger Berman Asia Limited. The nature

Endnotes (cont'd)

and level of the services provided under the New Sub-Advisory Agreement are the same as under the previous Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund. Neuberger Berman Group LLC ("NBG LLC") retains an ongoing passive minority ownership stake in Green Court. Other than NBG LLC, all equity in Green Court is owned by its professionals.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Starting December 1, 2015, MSCI began including U.S.-listed China stocks in the index. The index does not include China A-shares. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.) Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

MSCI EAFE® Small Cap Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(1) 3/1/17 - 8/31/17	Expense Ratio		Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(2) 3/1/17 - 8/31/17	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,051.20	$3.57	0.69%		$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,049.50	$5.42	1.05%		$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,045.50	$9.28	1.80%		$1,000.00	$1,016.13	$9.15	1.80%
Class R6	$1,000.00	$1,050.40	$3.20	0.62%		$1,000.00	$1,022.08	$3.16	0.62%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,193.40	$6.91	1.25%		$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,191.90	$8.29	1.50%		$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$1,187.00	$12.40	2.25%		$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$1,189.00	$10.54	1.91%		$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$1,193.90	$6.53	1.18%		$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,038.30	$3.49	0.68%		$1,000.00	$1,021.78	$3.47	0.68%
Class A	$1,000.00	$1,036.40	$5.34	1.04%		$1,000.00	$1,019.96	$5.30	1.04%
Class C	$1,000.00	$1,032.80	$9.17	1.79%		$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$1,035.00	$6.82	1.33%		$1,000.00	$1,018.50	$6.77	1.33%
Focus Fund
Investor Class	$1,000.00	$1,078.40	$4.77	0.91	%(4)	$1,000.00	$1,020.62	$4.63	0.91	%(4)
Trust Class	$1,000.00	$1,077.40	$5.76	1.10	%(4)	$1,000.00	$1,019.66	$5.60	1.10	%(4)
Advisor Class	$1,000.00	$1,077.20	$6.60	1.26	%(4)	$1,000.00	$1,018.85	$6.41	1.26	%(4)
Institutional Class	$1,000.00	$1,079.50	$3.93	0.75%		$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,077.80	$5.81	1.11%		$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,073.60	$9.72	1.86%		$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$998.50	$5.09	1.01	%(4)	$1,000.00	$1,020.11	$5.14	1.01	%(4)
Trust Class	$1,000.00	$998.20	$5.49	1.09	%(4)	$1,000.00	$1,019.71	$5.55	1.09	%(4)
Advisor Class	$1,000.00	$997.00	$6.74	1.34	%(4)	$1,000.00	$1,018.45	$6.82	1.34	%(4)
Institutional Class	$1,000.00	$999.50	$4.23	0.84	%(4)	$1,000.00	$1,020.97	$4.28	0.84	%(4)
Class R6	$1,000.00	$999.80	$3.88	0.77	%(4)	$1,000.00	$1,021.32	$3.92	0.77	%(4)
Global Equity Fund
Institutional Class	$1,000.00	$1,110.10	$3.99	0.75%		$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,109.80	$5.90	1.11%		$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,104.00	$9.86	1.86%		$1,000.00	$1,015.83	$9.45	1.86%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,060.20	$5.24	1.01%		$1,000.00	$1,020.11	$5.14	1.01%
Class A	$1,000.00	$1,058.70	$7.11	1.37%		$1,000.00	$1,018.30	$6.97	1.37%
Class C	$1,000.00	$1,054.50	$10.98	2.12%		$1,000.00	$1,014.52	$10.76	2.12%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,336.40	$8.83	1.50%		$1,000.00	$1,017.64	$7.63	1.50%
Class A	$1,000.00	$1,333.90	$10.94	1.86%		$1,000.00	$1,015.83	$9.45	1.86%
Class C	$1,000.00	$1,329.00	$15.32	2.61%		$1,000.00	$1,012.05	$13.24	2.61%
Guardian Fund
Investor Class	$1,000.00	$1,077.40	$4.66	0.89	%(4)	$1,000.00	$1,020.72	$4.53	0.89	%(4)
Trust Class	$1,000.00	$1,075.80	$5.55	1.06	%(4)	$1,000.00	$1,019.86	$5.40	1.06	%(4)
Advisor Class	$1,000.00	$1,074.00	$7.16	1.37	%(4)	$1,000.00	$1,018.30	$6.97	1.37	%(4)
Institutional Class	$1,000.00	$1,077.90	$3.72	0.71	%(4)	$1,000.00	$1,021.63	$3.62	0.71	%(4)
Class A	$1,000.00	$1,076.00	$5.70	1.09	%(4)	$1,000.00	$1,019.71	$5.55	1.09	%(4)
Class C	$1,000.00	$1,072.20	$9.51	1.82	%(4)	$1,000.00	$1,016.03	$9.25	1.82	%(4)
Class R3	$1,000.00	$1,074.50	$7.11	1.36	%(4)	$1,000.00	$1,018.35	$6.92	1.36	%(4)

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL						HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(1) 3/1/17 - 8/31/17		Expense Ratio		Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(2) 3/1/17 - 8/31/17	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,135.60	$5.65		1.05	%(4)	$1,000.00	$1,019.91	$5.35	1.05	%(4)
Trust Class	$1,000.00	$1,135.80	$5.87		1.09	%(4)	$1,000.00	$1,019.71	$5.55	1.09	%(4)
Institutional Class	$1,000.00	$1,137.50	$4.58		0.85	%(4)	$1,000.00	$1,020.92	$4.33	0.85	%(4)
Class A	$1,000.00	$1,134.60	$6.51		1.21%		$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,130.20	$10.52		1.96%		$1,000.00	$1,015.32	$9.96	1.96%
Class R6	$1,000.00	$1,138.00	$4.15		0.77%		$1,000.00	$1,021.32	$3.92	0.77%
International Select Fund
Trust Class	$1,000.00	$1,148.80	$6.23		1.15%		$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class	$1,000.00	$1,151.10	$4.34		0.80%		$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$1,149.00	$6.28		1.16%		$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,143.90	$10.32		1.91%		$1,000.00	$1,015.58	$9.70	1.91%
Class R3	$1,000.00	$1,146.30	$7.63		1.41%		$1,000.00	$1,018.10	$7.17	1.41%
Class R6	$1,000.00	$1,116.90	$2.90	(3)	0.73%		$1,000.00	$1,021.53	$3.72	0.73%
International Small Cap Fund
Institutional Class	$1,000.00	$1,164.50	$5.73		1.05%		$1,000.00	$1,019.91	$5.35	1.05%
Class A	$1,000.00	$1,161.90	$7.68		1.41%		$1,000.00	$1,018.10	$7.17	1.41%
Class C	$1,000.00	$1,156.60	$11.74		2.16%		$1,000.00	$1,014.32	$10.97	2.16%
Class R6	$1,000.00	$1,163.50	$5.34		0.98%		$1,000.00	$1,020.27	$4.99	0.98%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,048.80	$5.16		1.00%		$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$1,046.80	$7.02		1.36%		$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$1,043.10	$10.87		2.11%		$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Value Fund
Investor Class	$1,000.00	$1,028.60	$4.40		0.86	%(4)	$1,000.00	$1,020.87	$4.38	0.86	%(4)
Trust Class	$1,000.00	$1,028.00	$5.32		1.04	%(4)	$1,000.00	$1,019.96	$5.30	1.04	%(4)
Advisor Class	$1,000.00	$1,026.50	$6.08		1.19	%(4)	$1,000.00	$1,019.21	$6.06	1.19	%(4)
Institutional Class	$1,000.00	$1,029.40	$3.58		0.70	%(4)	$1,000.00	$1,021.68	$3.57	0.70	%(4)
Class A	$1,000.00	$1,027.60	$5.42		1.06	%(4)	$1,000.00	$1,019.86	$5.40	1.06	%(4)
Class C	$1,000.00	$1,023.60	$9.23		1.81	%(4)	$1,000.00	$1,016.08	$9.20	1.81	%(4)
Class R3	$1,000.00	$1,025.40	$6.94		1.36	%(4)	$1,000.00	$1,018.35	$6.92	1.36	%(4)
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,072.50	$4.75		0.91	%(4)	$1,000.00	$1,020.62	$4.63	0.91	%(4)
Trust Class	$1,000.00	$1,072.10	$5.01		0.96	%(4)	$1,000.00	$1,020.37	$4.89	0.96	%(4)
Advisor Class	$1,000.00	$1,070.70	$6.37		1.22	%(4)	$1,000.00	$1,019.06	$6.21	1.22	%(4)
Institutional Class	$1,000.00	$1,073.50	$3.71		0.71	%(4)	$1,000.00	$1,021.63	$3.62	0.71	%(4)
Class A	$1,000.00	$1,071.20	$5.79		1.11	%(4)	$1,000.00	$1,019.61	$5.65	1.11	%(4)
Class C	$1,000.00	$1,066.80	$9.69		1.86%		$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,070.00	$7.10		1.36%		$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,073.90	$3.35		0.64	%(4)	$1,000.00	$1,021.98	$3.26	0.64	%(4)
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,038.40	$5.29		1.03	%(4)	$1,000.00	$1,020.01	$5.24	1.03	%(4)
Trust Class	$1,000.00	$1,036.80	$6.42		1.25	%(4)	$1,000.00	$1,018.90	$6.36	1.25	%(4)
Institutional Class	$1,000.00	$1,039.30	$4.37		0.85	%(4)	$1,000.00	$1,020.92	$4.33	0.85	%(4)
Class A	$1,000.00	$1,037.40	$6.21		1.21	%(4)	$1,000.00	$1,019.11	$6.16	1.21	%(4)
Class C	$1,000.00	$1,033.80	$10.05		1.96	%(4)	$1,000.00	$1,015.32	$9.96	1.96	%(4)
Class R3	$1,000.00	$1,035.90	$7.49		1.46%		$1,000.00	$1,017.85	$7.43	1.46%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(1) 3/1/17 - 8/31/17	Expense Ratio		Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During the Period(2) 3/1/17 - 8/31/17	Expense Ratio
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,054.80	$3.83	0.74	%(4)	$1,000.00	$1,021.48	$3.77	0.74	%(4)
Class A	$1,000.00	$1,052.80	$5.59	1.08	%(4)	$1,000.00	$1,019.76	$5.50	1.08	%(4)
Class C	$1,000.00	$1,049.40	$9.40	1.82	%(4)	$1,000.00	$1,016.03	$9.25	1.82	%(4)
Real Estate Fund
Trust Class	$1,000.00	$1,037.50	$5.34	1.04%		$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$1,038.40	$4.37	0.85%		$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$1,035.70	$6.21	1.21%		$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,031.80	$10.04	1.96%		$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$1,035.30	$7.49	1.46%		$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$1,038.70	$4.01	0.78%		$1,000.00	$1,021.27	$3.97	0.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,092.30	$6.38	1.21	%(4)	$1,000.00	$1,019.11	$6.16	1.21	%(4)
Trust Class	$1,000.00	$1,091.30	$7.22	1.37%		$1,000.00	$1,018.30	$6.97	1.37%
Advisor Class	$1,000.00	$1,090.60	$7.96	1.51	%(4)	$1,000.00	$1,017.59	$7.68	1.51	%(4)
Institutional Class	$1,000.00	$1,093.80	$4.75	0.90%		$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,091.90	$6.64	1.26%		$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,088.20	$10.58	2.01%		$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,090.30	$7.96	1.51%		$1,000.00	$1,017.59	$7.68	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,032.20	$4.35	0.85	%(4)	$1,000.00	$1,020.92	$4.33	0.85	%(4)
Trust Class	$1,000.00	$1,031.80	$5.17	1.01	%(4)	$1,000.00	$1,020.11	$5.14	1.01	%(4)
Institutional Class	$1,000.00	$1,033.30	$3.38	0.66	%(4)	$1,000.00	$1,021.88	$3.36	0.66	%(4)
Class A	$1,000.00	$1,031.20	$5.22	1.02	%(4)	$1,000.00	$1,020.06	$5.19	1.02	%(4)
Class C	$1,000.00	$1,027.60	$9.05	1.77	%(4)	$1,000.00	$1,016.28	$9.00	1.77	%(4)
Class R3	$1,000.00	$1,030.10	$6.50	1.27	%(4)	$1,000.00	$1,018.80	$6.46	1.27	%(4)
Class R6	$1,000.00	$1,033.60	$3.02	0.59	%(4)	$1,000.00	$1,022.23	$3.01	0.59	%(4)
Value Fund
Institutional Class	$1,000.00	$1,030.70	$3.63	0.71%		$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$1,029.10	$5.52	1.08%		$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,025.20	$9.34	1.83%		$1,000.00	$1,015.98	$9.30	1.83%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the period shown of April 17, 2017 (Commencement of Operations) to August 31, 2017).

(4)  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring. See Notes to Financial Highlights for the annualized ratio of net expenses to average daily net assets for the year ended August 31, 2107, had the Funds not received the refund as listed in Note G of the Notes to Financial Statements.

Schedule of Investments Dividend Growth Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 87.7%
Aerospace & Defense 3.7%
General Dynamics Corp.	3,175	$639
Raytheon Co.	4,050	737
		1,376
Banks 9.8%
Citigroup, Inc.	10,400	708
Citizens Financial Group, Inc.	18,700	620
Comerica, Inc.	8,400	573
FNB Corp.	45,000	571
JPMorgan Chase & Co.	7,550	686
PNC Financial Services Group, Inc.	4,100	514
		3,672
Biotechnology 2.2%
Gilead Sciences, Inc.	9,700	812
Communications Equipment 1.3%
Cisco Systems, Inc.	14,950	481
Consumer Finance 1.5%
Synchrony Financial	18,275	563
Containers & Packaging 2.0%
Packaging Corp. of America	6,800	764
Electric Utilities 1.4%
Exelon Corp.	14,250	540
Electrical Equipment 1.2%
Hubbell, Inc.	4,000	451
Electronic Equipment, Instruments & Components 3.2%
CDW Corp.	7,750	491
TE Connectivity Ltd.	8,600	685
		1,176
Energy Equipment & Services 2.0%
Schlumberger Ltd.	11,700	743
Equity Real Estate Investment Trusts 1.6%
American Tower Corp.	4,000	592
Food & Staples Retailing 1.9%
Wal-Mart Stores, Inc.	9,000	703
Food Products 3.2%
Bunge Ltd.	9,350	698
Mondelez International, Inc. Class A	12,350	502
		1,200
	Number of Shares	Value (000's)
Hotels, Restaurants & Leisure 3.8%
Carnival Corp.	9,700	$674
MGM Resorts International	22,000	725
		1,399
Industrial Conglomerates 2.0%
Honeywell International, Inc.	5,400	747
Insurance 3.4%
Aon PLC	5,350	744
Hartford Financial Services Group, Inc.	10,000	541
		1,285
IT Services 2.7%
Automatic Data Processing, Inc.	3,275	349
Leidos Holdings, Inc.	11,100	647
		996
Machinery 1.6%
Caterpillar, Inc.	5,000	587
Media 5.8%
CBS Corp. Class B	11,000	705
Comcast Corp. Class A	17,750	721
Interpublic Group of Cos., Inc.	36,400	733
		2,159
Metals & Mining 6.6%
Lundin Mining Corp.	97,150	734
Rio Tinto PLC ADR	17,200	844
Royal Gold, Inc.	9,400	877
		2,455
Oil, Gas & Consumable Fuels 5.1%
Devon Energy Corp.	21,800	685
EOG Resources, Inc.	6,750	574
Suncor Energy, Inc.	20,250	634
		1,893
Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	11,100	671
Eli Lilly & Co.	6,500	529
		1,200
	Number of Shares	Value (000's)
Road & Rail 2.0%
CSX Corp.	15,150	$760
Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.	8,500	383
Maxim Integrated Products, Inc.	14,950	698
QUALCOMM, Inc.	8,200	429
		1,510
Software 3.8%
Microsoft Corp.	9,150	684
Oracle Corp.	14,350	722
		1,406
Specialty Retail 1.4%
Williams-Sonoma, Inc.	11,500	529
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	4,375	718
Western Digital Corp.	8,350	737
		1,455
Textiles, Apparel & Luxury Goods 1.8%
Coach, Inc.	15,650	653
Tobacco 1.6%
British American Tobacco PLC	9,600	600
Total Common Stocks (Cost $27,346)		32,707
Preferred Stock 2.0%
Pharmaceuticals 2.0%
Allergan PLC, Ser. A, 5.50% (Cost $647)	895	733
Short-Term Investment 10.0%
Investment Company 10.0%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(a) (Cost $3,748)	3,748,473	3,748
Total Investments 99.7% (Cost $31,741)		37,188
Other Assets Less Liabilities 0.3%		117
Net Assets 100.0%		$37,305

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund (cont'd)

(a)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$32,707	$—	$—	$32,707
Preferred Stock(a)	733	—	—	733
Short-Term Investment	—	3,748	—	3,748
Total Investments	$33,440	$3,748	$—	$37,188

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 94.3%
Brazil 6.7%
Atacadao Distribuicao Comercio e Industria Ltda*	1,339,300	$6,722
B3 SA—Brasil Bolsa Balcao	1,635,100	11,490
Cielo SA	623,229	4,441
Energisa SA	1,087,717	8,559
Hypermarcas SA	717,600	6,727
Itau Unibanco Holding SA, Preference Shares	1,083,967	13,895
Kroton Educacional SA	1,257,900	7,181
		59,015
Chile 1.1%
SACI Falabella	919,355	9,264
China 23.6%
Alibaba Group Holding Ltd. ADR*	68,800	11,816
Baidu, Inc. ADR*	72,000	16,420
Beijing Enterprises Holdings Ltd.	1,158,900	6,471
Changyou.com Ltd. ADR*	167,700	6,711
China Everbright International Ltd.	8,896,900	11,755
China Medical System Holdings Ltd.	4,123,800	7,588
China Mobile Ltd.	1,242,500	13,178
China State Construction International Holdings Ltd.	3,701,900	5,364
China Vanke Co. Ltd., H Shares	429,309	1,286
CNOOC Ltd.	5,146,600	6,156
Industrial & Commercial Bank of China Ltd., H Shares	22,075,400	16,530
PICC Property & Casualty Co. Ltd., H Shares	3,714,500	6,977
Ping An Insurance Group Co. of China Ltd., H Shares	2,472,000	19,632
	Number of Shares	Value (000's)
Sunny Optical Technology Group Co. Ltd.	1,479,400	$21,211
Tencent Holdings Ltd.	1,004,400	42,226
Vipshop Holdings Ltd. ADR*	674,818	6,283
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	1,444,200	7,557
		207,161
Czech Republic 0.8%
Komercni Banka A/S	166,755	7,349
Hong Kong 2.9%
ASM Pacific Technology Ltd.	694,000	8,585
Galaxy Entertainment Group Ltd.	697,200	4,374
Haier Electronics Group Co. Ltd.*	1,575,200	4,187
Sino Biopharmaceutical Ltd.	9,782,800	8,588
		25,734
India 9.0%
Cummins India Ltd.	566,778	8,114
Dabur India Ltd.	1,444,969	7,144
Dewan Housing Finance Corp. Ltd.	952,266	7,521
Glenmark Pharmaceuticals Ltd.*	426,715	4,065
HDFC Bank Ltd. ADR	87,200	8,496
Housing Development Finance Corp. Ltd.	255,435	7,112
ICICI Bank Ltd.	1,410,322	6,581
ITC Ltd.	886,365	3,917
Parag Milk Foods Ltd.(a)	630,579	2,510
Power Grid Corp. of India Ltd.	2,613,939	8,936
Prestige Estates Projects Ltd.*	1,119,440	4,781
SH Kelkar & Co. Ltd.(a)	706,370	2,641
Vedanta Ltd.	1,519,335	7,339
		79,157
	Number of Shares	Value (000's)
Indonesia 1.4%
PT Bank Negara Indonesia Persero Tbk	9,249,600	$5,096
PT Gudang Garam Tbk	144,100	747
PT Matahari Department Store Tbk	4,325,900	3,242
PT Sumber Alfaria Trijaya Tbk	56,636,000	2,887
		11,972
Jordan 0.2%
Hikma Pharmaceuticals PLC	120,785	1,955
Korea 15.4%
Amorepacific Corp.	6,275	1,603
Com2uS Corp.	57,436	5,552
Coway Co. Ltd.	149,135	13,067
Hyundai Motor Co.	33,125	4,127
Kangwon Land, Inc.	236,385	7,233
Korea Aerospace Industries Ltd.	175,086	7,181
LG Chem Ltd.	41,855	14,068
Mando Corp.	37,525	7,970
NAVER Corp.	7,755	5,193
Orion Corp.*	78,025	6,041
Samsung Electronics Co. Ltd.	18,535	38,069
SFA Engineering Corp.	207,659	6,971
SK Hynix, Inc.	298,145	18,138
		135,213
Malaysia 0.7%
Inari Amertron Bhd	10,565,650	6,297
Mexico 4.8%
Fomento Economico Mexicano SAB de CV	919,400	9,208
Grupo Financiero Banorte SAB de CV, O Shares	1,351,200	9,220
Grupo GICSA SA de CV*	5,012,200	3,367

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

	Number of Shares	Value (000's)
Grupo Mexico SAB de CV Series B	2,516,100	$8,303
Infraestructura Energetica Nova SAB de CV	1,304,100	7,111
Unifin Financiera SAPI de CV	1,378,700	4,742
		41,951
Peru 0.8%
Credicorp Ltd.	34,600	7,018
Philippines 1.9%
Ayala Corp.	321,720	5,784
GT Capital Holdings, Inc.	112,280	2,453
Metropolitan Bank & Trust Co.	2,980,020	5,102
Pilipinas Shell Petroleum Corp.	2,210,860	2,850
Universal Robina Corp.	268,390	766
		16,955
Poland 2.2%
Dino Polska SA*(a)	594,472	9,828
PLAY Communications SA*(a)	922,419	9,309
		19,137
Russia 3.7%
Detsky Mir PJSC(a)(b)	2,345,390	4,040
LUKOIL PJSC ADR	187,600	9,427
Magnit PJSC(b)	37,705	7,020
X5 Retail Group NV GDR*	302,280	12,333
		32,820
	Number of Shares	Value (000's)
South Africa 6.4%
Bid Corp. Ltd.	346,424	$7,868
FirstRand Ltd.	2,149,970	9,178
JSE Ltd.	627,170	6,497
Life Healthcare Group Holdings Ltd.	3,873,098	7,851
Naspers Ltd., N Shares	73,890	16,705
Sasol Ltd.	262,460	7,906
		56,005
Taiwan, Province of China 9.8%
Accton Technology Corp.	2,235,600	5,852
Advanced Ceramic X Corp.	246,500	3,512
Delta Electronics, Inc.	1,401,200	7,684
Elite Advanced Laser Corp.	1,322,880	4,669
Elite Material Co. Ltd.	1,676,100	8,442
eMemory Technology, Inc.	315,400	4,358
Hu Lane Associate, Inc.	450,000	2,505
Kingpak Technology, Inc.	444,048	3,112
MediaTek, Inc.	783,200	7,020
Parade Technologies Ltd.	670,400	10,685
Taiwan Semiconductor Manufacturing Co. Ltd.	3,866,839	27,740
		85,579
	Number of Shares	Value (000's)
Thailand 0.7%
CP ALL PCL (b)	3,221,900	$6,016
Turkey 2.2%
Akbank TAS	1,157,450	3,465
Mavi Giyim Sanayi Ve Ticaret A/S Class B*(a)	320,440	4,259
Tofas Turk Otomobil Fabrikasi A/S	649,405	5,942
Ulker Biskuvi Sanayi A/S	912,095	5,451
		19,117
Total Common Stocks (Cost $648,951)		827,715
Preferred Stock 0.1%
India 0.1%
Vedanta Ltd., 7.50% (Cost $725)	60,773,400	968
Short-Term Investment 5.4%
Investment Company 5.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(c) (Cost $47,431)	47,430,512	47,431
Total Investments 99.8% (Cost $697,107)		876,114
Other Assets Less Liabilities 0.2%		1,335
Net Assets 100.0%		$877,449

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $32,587,000, which represents 3.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at August 31, 2017 amounted to approximately $17,076,000, which represents 1.9% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$82,752	9.4%
Semiconductors & Semiconductor Equipment	81,195	9.3%
Internet Software & Services	75,655	8.6%
Electronic Equipment, Instruments & Components	53,717	6.1%
Food & Staples Retailing	52,674	6.0%
Technology Hardware, Storage & Peripherals	38,069	4.3%
Pharmaceuticals	28,923	3.3%
Insurance	26,609	3.0%
Chemicals	24,615	2.8%
Wireless Telecommunication Services	22,487	2.6%
Oil, Gas & Consumable Fuels	18,433	2.1%
Capital Markets	17,987	2.1%
Electric Utilities	17,495	2.0%
Diversified Financial Services	17,415	2.0%
Household Durables	17,254	2.0%
Media	16,705	1.9%
Metals & Mining	16,610	1.9%
Food Products	14,768	1.7%
Thrifts & Mortgage Finance	14,633	1.7%
Multiline Retail	12,506	1.4%
Software	12,263	1.4%
Commercial Services & Supplies	11,755	1.3%
Hotels, Restaurants & Leisure	11,607	1.3%
Auto Components	10,475	1.2%
Automobiles	10,069	1.2%
Real Estate Management & Development	9,434	1.1%
Communications Equipment	9,364	1.1%
Beverages	9,208	1.1%
Personal Products	8,747	1.0%
Machinery	8,114	0.9%
Health Care Providers & Services	7,851	0.9%
Electrical Equipment	7,557	0.9%
Aerospace & Defense	7,181	0.8%
Diversified Consumer Services	7,181	0.8%
Gas Utilities	7,111	0.8%
Industrial Conglomerates	6,471	0.7%
Internet & Direct Marketing Retail	6,283	0.7%
Construction & Engineering	5,364	0.6%
Consumer Finance	4,742	0.5%
Tobacco	4,664	0.5%
IT Services	4,441	0.5%
Textiles, Apparel & Luxury Goods	4,259	0.5%
Specialty Retail	4,040	0.4%
Short-Term Investment and Other Assets—Net	48,766	5.6%
	$877,449	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Malaysia	$—	$6,297	$—	$6,297
Russia	21,760	11,060	—	32,820
Thailand	—	6,016	—	6,016
Other Common Stocks(a)	782,582	—	—	782,582
Total Common Stocks	804,342	23,373	—	827,715
Preferred Stock(a)	968	—	—	968
Short-Term Investment	—	47,431	—	47,431
Total Investments	$805,310	$70,804	$—	$876,114

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 87.1%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	134,030	$40,931
Banks 7.7%
First Hawaiian, Inc.	847,200	22,951
FNB Corp.	1,150,000	14,593
JPMorgan Chase & Co.(a)	411,100	37,365
PNC Financial Services Group, Inc.	164,700	20,655
Umpqua Holdings Corp.	2,008,000	35,140
		130,704
Biotechnology 2.3%
Gilead Sciences, Inc.	459,100	38,431
Capital Markets 1.0%
Virtu Financial, Inc. Class A	919,700	16,509
Chemicals 1.0%
Agrium, Inc.	177,400	17,392
Communications Equipment 1.0%
Cisco Systems, Inc.(a)(b)	539,500	17,377
Containers & Packaging 1.8%
International Paper Co.(a)	568,700	30,636
Electric Utilities 4.8%
Exelon Corp.	954,000	36,128
NextEra Energy, Inc.	302,300	45,499
		81,627
Energy Equipment & Services 1.4%
Helmerich & Payne, Inc.	563,600	23,863
Equity Real Estate Investment Trusts 17.0%
Alexandria Real Estate Equities, Inc.	148,000	17,954
Crown Castle International Corp.	191,500	20,766
DCT Industrial Trust, Inc.	549,200	32,046
	Number of Shares	Value (000's)
Douglas Emmett, Inc.	742,600	$28,932
Easterly Government Properties, Inc.	221,500	4,443
Equinix, Inc.(a)	66,700	31,243
Host Hotels & Resorts, Inc.	1,406,000	25,477
Iron Mountain, Inc.	1,005,500	39,637
Physicians Realty Trust	1,189,000	22,270
Prologis, Inc.	473,300	29,988
Weyerhaeuser Co.	1,065,100	34,733
		287,489
Food & Staples Retailing 2.1%
Wal-Mart Stores, Inc.	450,000	35,131
Food Products 1.4%
Bunge Ltd.	328,000	24,479
Household Products 2.0%
Procter & Gamble Co.(a)	364,600	33,642
Industrial Conglomerates 1.5%
Siemens AG	198,000	25,881
IT Services 1.4%
Paychex, Inc.	424,400	24,203
Media 1.5%
Interpublic Group of Cos., Inc.	1,257,000	25,316
Metals & Mining 2.9%
Rio Tinto PLC ADR	1,015,050	49,819
Mortgage Real Estate Investment 2.4%
Blackstone Mortgage Trust, Inc. Class A	648,900	20,343
Starwood Property Trust, Inc.	892,300	19,818
		40,161
Multi-Utilities 9.3%
Ameren Corp.	670,300	40,211
Black Hills Corp.	297,300	20,924
DTE Energy Co.	360,100	40,447
NiSource, Inc.	1,415,400	38,032
WEC Energy Group, Inc.	259,800	16,944
		156,558
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 5.0%
ONEOK, Inc.	483,700	$26,197
Pembina Pipeline Corp.	510,000	16,438
Suncor Energy, Inc.	1,335,300	41,835
		84,470
Pharmaceuticals 4.3%
Eli Lilly & Co.	253,000	20,566
GlaxoSmithKline PLC ADR	395,000	15,891
Johnson & Johnson	269,100	35,621
		72,078
Road & Rail 2.6%
CSX Corp.	116,700	5,858
Norfolk Southern Corp.	128,900	15,535
Union Pacific Corp.	216,700	22,819
		44,212
Semiconductors & Semiconductor Equipment 4.4%
Maxim Integrated Products, Inc.	655,700	30,595
QUALCOMM, Inc.	305,300	15,958
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	740,000	27,358
		73,911
Software 2.1%
Microsoft Corp.(a)	486,100	36,346
Specialty Retail 1.1%
Best Buy Co., Inc.	50,000	2,713
Williams- Sonoma, Inc.	330,826	15,218
		17,931
Technology Hardware, Storage & Peripherals 1.6%
Western Digital Corp.(a)	309,200	27,293

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

	Number of Shares	Value (000's)
Transportation Infrastructure 1.1%
Sydney Airport	3,179,137	$18,702
Total Common Stocks) (Cost $1,206,434)		1,475,092
Preferred Stocks 2.0%
Equity Real Estate Investment Trusts 0.3%
Farmland Partners, Inc., Ser. B, 6.00%(c)	218,000	5,875
Oil, Gas & Consumable Fuel 0.2%
El Paso Energy Capital Trust I, 4.75%	63,465	3,110
Pharmaceuticals 1.5%
Allergan PLC, Ser. A, 5.50%	31,500	25,806
Total Preferred Stocks (Cost $33,666)		34,791
	Principal Amount
Convertible Bonds 6.6%
Communications Equipment 0.2%
Finisar Corp., 0.50%, due 12/15/36(d)	$2,685,000	2,581
Consumer Finance 0.6%
Encore Capital Group, Inc., 3.25%, due 3/15/22(d)	8,940,000	9,739
	Principal Amount	Value (000's)
Equity Real Estate Investment Trusts 2.3%
Colony Starwood Homes, 3.50%, due 1/15/22(d)	$2,600,000	$2,941
Extra Space Storage LP, 3.13%, due 10/1/35(d)	33,260,000	35,983
		38,924
Health Care Providers & Services 0.1%
Teladoc, Inc., 3.00%, due 12/15/22(d)	1,800,000	1,934
Internet & Direct Marketing Retail 1.1%
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47(d)	3,615,000	3,841
Priceline Group, Inc., 0.90%, due 9/15/21	12,900,000	14,698
		18,539
Internet Software & Services 0.6%
LinkedIn Corp., 0.50%, due 11/1/19	8,600,000	8,573
Zillow Group, Inc., 2.00%, due 12/1/21(d)	1,740,000	1,865
		10,438
Media 0.4%
Liberty Media Corp-Liberty Formula One, 1.00%, due 1/30/23(d)	2,170,000	2,620
	Principal Amount	Value (000's)
World Wrestling Entertainment, Inc., 3.38%, due 12/15/23(d)	$4,340,000	$4,782
		7,402
Oil, Gas & Consumable Fuel 0.5%
Golar LNG Ltd., 2.75%, due 2/15/22(d)	8,950,000	8,335
Software 0.8%
Nice Systems, Inc., 1.25%, due 1/15/24(d)	4,331,000	4,783
Verint Systems, Inc., 1.50%, due 6/1/21	8,700,000	8,352
		13,135
Total Convertible Bonds (Cost $103,156)		111,027
	Number of Shares
Short-Term Investment 3.9%
Investment Company 3.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b)(e) (Cost $65,904)	65,904,482	65,904
Total Investments 99.6% (Cost $1,409,160)		1,686,814
Other Assets Less Liabilities 0.4%(f)		6,238
Net Assets 100.0%		$1,693,052

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $78,131,000.

(c)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of August 31, 2017.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $79,404,000, which represents 4.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  Represents 7-day effective yield as of August 31, 2017.

(f)  Includes the impact of the Fund's open positions in derivatives at August 31, 2017.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

Derivative Instruments

Written option contracts ("options written")

At August 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
Lockheed Martin Corp.	100	$(3,053,900)	$305	12/15/2017	$(106,500)
Lockheed Martin Corp.	100	(3,053,900)	310	1/19/2018	(95,500)
Lockheed Martin Corp.	100	(3,053,900)	320	1/19/2018	(55,500)
Lockheed Martin Corp.	100	(3,053,900)	330	3/16/2018	(51,500)
					(309,000)
Banks
JPMorgan Chase & Co.	250	(2,272,250)	105	3/16/2018	(20,750)
PNC Financial Services Group, Inc.	150	(1,881,150)	145	1/19/2018	(9,375)
PNC Financial Services Group, Inc.	150	(1,881,150)	150	2/16/2018	(7,650)
					(37,775)
Biotechnology
Gilead Sciences, Inc.	150	(1,255,650)	90	12/15/2017	(26,924)
Gilead Sciences, Inc.	150	(1,255,650)	92.5	1/19/2018	(26,175)
Gilead Sciences, Inc.	150	(1,255,650)	95	2/16/2018	(24,679)
					(77,778)
Electric Utilities
NextEra Energy, Inc.	150	(2,257,650)	150	12/15/2017	(70,500)
Equity Real Estate Investment Trusts
Crown Castle International Corp.	250	(2,711,000)	110	1/19/2018	(76,250)
Crown Castle International Corp.	200	(2,168,800)	115	4/20/2018	(46,500)
DCT Industrial Trust, Inc.	250	(1,458,750)	60	3/16/2018	(41,875)
Equinix, Inc.	50	(2,342,050)	480	12/15/2017	(78,000)
Equinix, Inc.	50	(2,342,050)	500	12/15/2017	(42,750)
Prologis, Inc.	250	(1,584,000)	60	11/17/2017	(101,250)
Prologis, Inc.	250	(1,584,000)	65	2/16/2018	(50,000)
					(436,625)
Metals & Mining
Rio Tinto PLC	250	(1,227,000)	57.5	4/20/2018	(30,874)
Rio Tinto PLC	250	(1,227,000)	50	12/15/2017	(61,875)
Rio Tinto PLC	250	(1,227,000)	52.5	1/19/2018	(48,750)
Rio Tinto PLC	250	(1,227,000)	55	3/16/2018	(42,500)
					(183,999)
Multi-Utilities
Ameren Corp.	250	(1,499,750)	65	3/16/2018	(13,750)
Software
Microsoft Corp.	250	(1,869,250)	72.5	9/15/2017	(63,250)
Microsoft Corp.	250	(1,869,250)	75	10/20/2017	(40,750)
Microsoft Corp.	250	(1,869,250)	80	1/19/2018	(33,750)
Microsoft Corp.	250	(1,869,250)	82.5	2/16/2018	(28,625)
					(166,375)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialty Retail
Best Buy Co., Inc.	250	$(1,356,500)	$55	9/15/2017	$(22,000)
Best Buy Co., Inc.	250	(1,356,500)	65	12/15/2017	(19,500)
					(41,500)
Total (premiums received: $770,792)					$(1,337,302)
Puts
Energy Equipment & Services
Helmerich & Payne, Inc.	150	$(635,100)	$52.5	9/15/2017	$(152,250)
Helmerich & Payne, Inc.	150	(635,100)	45	12/15/2017	(75,750)
					(228,000)
Food & Staples Retailing
CVS Health Corp.	200	(1,546,800)	70	1/19/2018	(27,400)
Leisure Products
Mattel, Inc.	500	(811,000)	17	1/19/2018	(83,750)
Specialty Retail
Home Depot, Inc.	200	(2,997,400)	120	1/19/2018	(15,200)
Total (premiums received: $148,301)					$(354,350)
Total Options Written (premiums received: $919,093)					$(1,691,652)

For the year ended August 31, 2017, the Fund had an average market value of $(1,690,455) in options written. The Fund had securities pledged in the amount of $27,280,097 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,475,092	$—	$—	$1,475,092
Preferred Stocks(a)	34,791	—	—	34,791
Convertible Bonds(a)	—	111,027	—	111,027
Short-Term Investment	—	65,904	—	65,904
Total Investments	$1,509,883	$176,931	$—	$1,686,814

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(1,692)	$—	$—	$(1,692)
Total	$(1,692)	$—	$—	$(1,692)

See Notes to Financial Statements

Schedule of Investments Focus Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 1.5%
General Dynamics Corp.	57,000	$11,477
Airlines 1.0%
Alaska Air Group, Inc.	98,000	7,317
Banks 7.9%
Comerica, Inc.	345,000	23,546
JPMorgan Chase & Co.	390,000	35,447
		58,993
Biotechnology 5.6%
BioMarin Pharmaceutical, Inc.*	81,000	7,305
Gilead Sciences, Inc.	409,000	34,238
		41,543
Building Products 1.5%
Johnson Controls International PLC	280,000	11,085
Capital Markets 3.0%
Intercontinental Exchange, Inc.	352,000	22,764
Chemicals 1.2%
WR Grace & Co.	127,000	9,078
Communications Equipment 2.8%
Motorola Solutions, Inc.	235,000	20,708
Containers & Packaging 1.1%
Crown Holdings, Inc.*	133,000	7,851
Food & Staples Retailing 3.5%
Wal-Mart Stores, Inc.	335,000	26,153
Food Products 2.9%
Blue Buffalo Pet Products, Inc.*(a)	270,000	6,955
Conagra Brands, Inc.	460,000	14,932
		21,887
Health Care Equipment & Supplies 2.9%
Zimmer Biomet Holdings, Inc.	192,000	21,940
Household Durables 4.9%
Newell Brands, Inc.	310,000	14,967
Whirlpool Corp.	128,000	21,967
		36,934
	Number of Shares	Value (000's)
Household Products 1.6%
Energizer Holdings, Inc.	265,000	$11,700
Independent Power and Renewable Electricity Producers 2.6%
Calpine Corp.*	1,300,000	19,110
Insurance 6.8%
American International Group, Inc.	200,000	12,096
Athene Holding Ltd. Class A*	449,880	24,073
Chubb Ltd.	101,000	14,284
		50,453
Internet & Direct Marketing Retail 3.5%
Amazon.com, Inc.*(a)	10,000	9,806
Expedia, Inc.	110,000	16,320
		26,126
Internet Software & Services 4.1%
Alphabet, Inc. Class A*	15,500	14,806
Alphabet, Inc. Class C*	16,495	15,494
		30,300
Life Sciences Tools & Services 3.1%
Quintiles IMS Holdings, Inc.*	243,000	23,335
Media 3.9%
Charter Communications, Inc. Class A*	50,000	19,927
Twenty-First Century Fox, Inc. Class A	334,000	9,215
		29,142
Metals & Mining 1.2%
Alcoa Corp.*	202,000	8,864
Oil, Gas & Consumable Fuels 5.9%
Cabot Oil & Gas Corp.	835,000	21,334
EOG Resources, Inc.	176,000	14,958
Phillips 66	90,000	7,543
		43,835
Pharmaceuticals 3.3%
Allergan PLC(a)	109,000	25,013
Professional Services 1.6%
TransUnion*	255,000	12,204
	Number of Shares	Value (000's)
Road & Rail 5.5%
Avis Budget Group, Inc.*(a)	604,500	$21,901
CSX Corp.	380,000	19,076
		40,977
Semiconductors & Semiconductor Equipment 2.3%
ASML Holding NV	111,500	17,429
Software 6.1%
Activision Blizzard, Inc.	209,000	13,702
Oracle Corp.	303,000	15,250
Symantec Corp.	550,000	16,489
		45,441
Specialty Retail 0.8%
Advance Auto Parts, Inc.	64,000	6,266
Technology Hardware, Storage & Peripherals 2.5%
Western Digital Corp.(b)	213,000	18,802
Wireless Telecommunication Services 4.4%
T-Mobile US, Inc.*	510,000	33,002
Total Common Stocks (Cost $620,030)		739,729
Short-Term Investment 1.1%
Investment Company 1.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(b)(c) (Cost $7,888)	7,888,323	7,888
Total Purchased Options 0.0%(d)(e) (Cost $56)		36
Total Investments 100.1% (Cost $627,974)		747,653
Liabilities Less Other Assets (0.1)%(f)		(583)
Net Assets 100.0%		$747,070

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $24,483,000.

(c)  Represents 7-day effective yield as of August 31, 2017.

(d)  Represents less than 0.05% of net assets.

(e)  See "Purchased option contracts" under Derivative Instruments.

(f)  Includes the impact of the Fund's open positions in derivatives at August 31, 2017.

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2017, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Road & Rail
CSX Corp.	400	$2,008,000	$55	11/17/2017	$36,000
Total Options Purchased (cost: $56,484)					$36,000

Written option contracts ("options written")

At August 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Road & Rail
Avis Budget Group, Inc.	200	$(724,600)	$36	10/20/2017	$(57,000)
Avis Budget Group, Inc.	100	(362,300)	38	10/20/2017	(19,500)
Total (premiums received: $42,649)					$(76,500)
Puts
Biotechnology
BioMarin Pharmaceutical, Inc.	200	(1,803,800)	$80	9/15/2017	$(3,500)
Food Products
Blue Buffalo Pet Products, Inc.	400	(1,030,400)	20	9/15/2017	(0	)(a)
Road & Rail
CSX Corp.	400	(2,008,000)	50	11/17/2017	(99,400)
Specialty Retail
Advance Auto Parts, Inc.	100	(979,000)	85	10/20/2017	(8,750)
Advance Auto Parts, Inc.	300	(2,937,000)	90	10/20/2017	(51,750)
					(60,500)
Total (premiums received: $259,450)					$(163,400)
Total Options Written (premiums received: $302,099)					$(239,900)

(a)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

See Notes to Financial Statements

Schedule of Investments Focus Fund (cont'd)

For the year ended August 31, 2017, the Fund had an average market value of $174,833 in options purchased and $(172,719) in options written, respectively. The Fund had securities pledged in the amount of $15,288,210 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$739,729	$—	$—	$739,729
Options Purchased(a)	36	—	—	36
Short-Term Investment	—	7,888	—	7,888
Total Investments	$739,765	$7,888	$—	$747,653

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(240)	$—	$(0)	$(240)
Total	$(240)	$—	$(0)	$(240)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
Other Financial Instruments: (000's omitted)
Options Written(b)	$(0)	$—	$30	$(14)	$(0)	$(16)	$—	$—	$(0)	$16
Total	$(0)	$—	$30	$(14)	$(0)	$(16)	$—	$—	$(0)	$16

(b)  As of the year ended August 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. As of the year ended August 31, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Genesis Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.6%
Aerospace & Defense 0.3%
Astronics Corp.*(a)	1,138,109	$29,921
Air Freight & Logistics 0.6%
Forward Air Corp.	1,275,925	66,310
Airlines 0.5%
Allegiant Travel Co.	456,613	53,880
Auto Components 1.8%
Fox Factory Holding Corp.*	777,210	31,088
Gentex Corp.	2,580,185	47,140
LCI Industries	1,222,875	120,820
		199,048
Automobiles 0.5%
Thor Industries, Inc.	512,781	55,709
Banks 12.4%
Bank of Hawaii Corp.(a)	2,181,636	170,451
Bank of the Ozarks	3,020,046	129,741
BankUnited, Inc.	1,717,488	57,158
BOK Financial Corp.	1,390,822	111,933
Columbia Banking System, Inc.	1,471,605	54,700
Community Bank System, Inc.	1,697,077	87,332
Cullen/Frost Bankers, Inc.	1,757,166	147,953
CVB Financial Corp.(a)	5,937,653	122,909
First Financial Bankshares, Inc.	2,861,293	114,595
First Hawaiian, Inc.	1,119,435	30,325
FNB Corp.	7,063,640	89,638
Glacier Bancorp, Inc.	1,297,215	43,081
Lakeland Financial Corp.	484,105	21,039
LegacyTexas Financial Group, Inc.(a)	2,481,903	89,324
PacWest Bancorp	1,561,379	70,496
		1,340,675
	Number of Shares	Value (000's)
Beverages 0.4%
MGP Ingredients, Inc.(a)	847,383	$47,648
Building Products 1.9%
AAON, Inc.	2,590,286	84,443
AO Smith Corp.	1,683,940	93,779
Patrick Industries, Inc.*	380,115	28,129
		206,351
Capital Markets 3.0%
Artisan Partners Asset Management, Inc. Class A	1,660,813	50,987
FactSet Research Systems, Inc.	490,030	77,023
Houlihan Lokey, Inc.	904,665	32,613
MarketAxess Holdings, Inc.	717,192	138,382
OM Asset Management PLC	2,054,185	29,026
		328,031
Chemicals 3.5%
Balchem Corp.	1,267,781	95,033
Chase Corp.	153,787	14,379
NewMarket Corp.	63,525	26,586
Quaker Chemical Corp.	453,249	63,101
Sensient Technologies Corp.(a)	2,485,181	179,306
		378,405
Commercial Services & Supplies 4.2%
Healthcare Services Group, Inc.	2,608,547	133,558
MSA Safety, Inc.	423,635	30,866
Ritchie Bros. Auctioneers, Inc.	1,628,738	48,439
Rollins, Inc.	3,810,904	169,242
UniFirst Corp.	509,008	73,093
		455,198
Communications Equipment 1.3%
NetScout Systems, Inc.*	4,272,673	139,930
Construction & Engineering 0.9%
Valmont Industries, Inc.	680,683	97,712
	Number of Shares	Value (000's)
Construction Materials 1.5%
Eagle Materials, Inc.	1,663,982	$161,822
Containers & Packaging 1.2%
AptarGroup, Inc.	1,603,125	134,037
Distributors 1.8%
Pool Corp.	1,958,235	195,216
Diversified Consumer Services 0.5%
Bright Horizons Family Solutions, Inc.*	699,485	55,910
Electrical Equipment 0.7%
AZZ, Inc.(a)	1,499,039	73,303
Electronic Equipment, Instruments & Components 5.2%
Cognex Corp.	1,306,285	142,346
Littelfuse, Inc.	1,041,911	193,962
Rogers Corp.*(a)	1,145,268	135,771
Zebra Technologies Corp. Class A*	889,908	91,741
		563,820
Energy Equipment & Services 0.6%
Pason Systems, Inc.(a)	4,695,341	67,613
Food Products 3.3%
Blue Buffalo Pet Products, Inc.*	3,127,353	80,561
Cal-Maine Foods, Inc.*	1,252,095	45,639
Calavo Growers, Inc.(a)	1,104,279	74,152
J & J Snack Foods Corp.	586,281	74,745
Lancaster Colony Corp.	656,126	76,419
		351,516
Health Care Equipment & Supplies 6.4%
Abaxis, Inc.	421,547	19,484
Atrion Corp.	63,388	39,437
Cantel Medical Corp.	943,247	76,639
Dentsply Sirona, Inc.	931,477	52,693
Haemonetics Corp.*	1,047,143	45,048
Heska Corp.*(a)	392,697	39,945
IDEXX Laboratories, Inc.*	1,036,080	161,038
Neogen Corp.*	379,200	26,127
West Pharmaceutical Services, Inc.	2,710,147	235,891
		696,302

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value (000's)
Health Care Providers & Services 3.2%
Chemed Corp.	755,100	$148,974
Henry Schein, Inc.*	623,601	108,307
Tivity Health, Inc.*	960,805	37,663
U.S. Physical Therapy, Inc.(a)	792,415	47,466
		342,410
Hotels, Restaurants & Leisure 2.6%
Cheesecake Factory, Inc.	1,314,947	54,478
Cracker Barrel Old Country Store, Inc.	504,912	75,060
Papa John's International, Inc.	811,673	60,705
Texas Roadhouse, Inc.	1,793,140	85,085
		275,328
Household Products 2.8%
Church & Dwight Co., Inc.	3,496,350	175,412
Energizer Holdings, Inc.	1,557,829	68,778
WD-40 Co.	504,337	54,948
		299,138
Industrial Conglomerates 0.4%
Raven Industries, Inc.	1,353,992	37,912
Insurance 1.3%
AMERISAFE, Inc.	908,220	48,862
RLI Corp.	1,792,022	95,909
		144,771
IT Services 1.3%
Jack Henry & Associates, Inc.	1,329,614	137,043
Life Sciences Tools & Services 2.8%
Bio-Techne Corp.	1,359,335	168,259
ICON PLC*	1,150,864	130,496
		298,755
Machinery 8.5%
Donaldson Co., Inc.	1,034,120	48,862
Franklin Electric Co., Inc.	1,110,175	42,797
Graco, Inc.	635,695	73,429
Lindsay Corp.(a)	594,944	51,504
Middleby Corp.*	996,898	121,323
Nordson Corp.	936,210	102,328
RBC Bearings, Inc.*(a)	1,450,858	159,986
Tennant Co.	857,615	52,272
	Number of Shares	Value (000's)
Toro Co.	2,558,105	$157,784
Wabtec Corp.	1,580,373	111,527
		921,812
Marine 0.4%
Kirby Corp.*	753,703	47,182
Media 2.4%
Cable One, Inc.	54,615	41,439
Gray Television, Inc.*(a)	4,247,791	60,743
Nexstar Media Group, Inc. Class A(a)	2,523,996	151,945
		254,127
Oil, Gas & Consumable Fuels 1.5%
Centennial Resource Development, Inc. Class A*	2,241,431	38,754
Matador Resources Co.*	3,655,443	86,195
RSP Permian, Inc.*	1,275,924	40,039
		164,988
Paper & Forest Products 1.0%
Stella-Jones, Inc.	2,826,679	107,954
Pharmaceuticals 0.5%
Prestige Brands Holdings, Inc.*	989,269	50,166
Professional Services 1.1%
Exponent, Inc.(a)	1,723,752	117,388
Real Estate Management & Development 0.4%
FirstService Corp.	654,995	45,679
Semiconductors & Semiconductor Equipment 2.5%
Cabot Microelectronics Corp.	566,180	40,550
MKS Instruments, Inc.	1,031,453	84,940
Power Integrations, Inc.(a)	2,029,349	147,838
		273,328
Software 9.5%
Aspen Technology, Inc.*	2,560,934	161,979
Blackbaud, Inc.	558,755	47,165
Computer Modelling Group Ltd.(a)(b)	4,240,438	30,766
Constellation Software, Inc.	227,989	127,068
	Number of Shares	Value (000's)
Fair Isaac Corp.	1,410,681	$198,567
Manhattan Associates, Inc.*	3,347,374	140,757
Monotype Imaging Holdings, Inc.(a)	2,722,100	49,678
Qualys, Inc.*	1,745,452	82,909
Tyler Technologies, Inc.*	1,104,024	190,775
		1,029,664
Specialty Retail 2.4%
Asbury Automotive Group, Inc.*	828,125	44,594
Lithia Motors, Inc. Class A	1,043,962	112,748
Monro, Inc.	892,196	42,558
Tractor Supply Co.	1,027,223	61,130
		261,030
Trading Companies & Distributors 1.5%
Applied Industrial Technologies, Inc.	627,734	35,781
Richelieu Hardware Ltd.(b)	357,205	8,776
Watsco, Inc.	774,903	114,190
		158,747
Total Common Stocks (Cost $6,161,155)		10,665,779
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(c)	57,009,405	57,009
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.93%(c)	54,756,943	54,757
Total Short-Term Investments (Cost $111,766)		111,766
Total Investments 99.6% (Cost $6,272,921)		10,777,545
Other Assets Less Liabilities 0.4%		42,300
Net Assets 100.0%		$10,819,845

See Notes to Financial Statements

Schedule of Investments Genesis Fund (cont'd)

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at August 31, 2017 amounted to approximately $39,542,000, which represents approximately 0.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Software	$998,898	$30,766	$—	$1,029,664
Trading Companies & Distributors	149,971	8,776	—	158,747
Other Common Stocks(a)	9,477,368	—	—	9,477,368
Total Common Stocks	10,626,237	39,542	—	10,665,779
Short-Term Investments	—	111,766	—	111,766
Total Investments	$10,626,237	$151,308	$—	$10,777,545

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, certain securities were transferred from one level (as of August 31, 2016) to another. Based on beginning of period market values as of September 1, 2016, approximately $151,744,000 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of August 31, 2017. These securities had been categorized as Level 2 as of August 31, 2016, due to the use of methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.8%
Australia 1.3%
Insurance Australia Group Ltd.	11,830	$60
Belgium 0.4%
KBC Group NV	232	19
Canada 5.0%
Alimentation Couche-Tard, Inc. Class B	1,480	71
Kinaxis, Inc.*	931	55
Suncor Energy, Inc.	1,259	39
Waste Connections, Inc.	1,012	67
		232
China 3.7%
Alibaba Group Holding Ltd. ADR*	605	104
Baidu, Inc. ADR*	300	68
		172
France 4.1%
Air Liquide SA	291	36
Sodexo SA	535	62
Valeo SA	810	54
Virbac SA*	220	37
		189
Germany 3.6%
Continental AG	245	55
Henkel AG & Co. KGaA, Preference Shares	474	64
SAP SE ADR	468	49
		168
Hong Kong 2.6%
AIA Group Ltd.	6,800	52
Haier Electronics Group Co. Ltd.*	14,350	38
Techtronic Industries Co. Ltd.	5,500	29
		119
Israel 2.1%
Check Point Software Technologies Ltd.*	880	99
Japan 4.4%
Bridgestone Corp.	560	24
Daikin Industries Ltd.	450	45
Hoya Corp.	500	29
Kao Corp.	600	38
Kose Corp.	225	28
Toyota Motor Corp.	750	42
		206
	Number of Shares	Value (000's)
Netherlands 4.6%
AerCap Holdings NV*	1,270	$64
ASML Holding NV	795	123
Intertrust NV(a)	1,653	27
		214
Norway 1.0%
Skandiabanken ASA(a)	4,342	45
Spain 0.7%
Banco Bilbao Vizcaya Argentaria SA	3,654	32
Switzerland 7.4%
Cie Financiere Richemont SA	608	54
Givaudan SA	31	63
Julius Baer Group Ltd.*	1,235	69
Roche Holding AG	226	57
SGS SA	24	54
Sonova Holding AG	270	46
		343
United Kingdom 10.0%
Aon PLC	550	77
Howden Joinery Group PLC	9,155	50
Prudential PLC	2,164	51
RELX PLC	1,845	40
Spectris PLC	1,605	48
St. James's Place PLC	3,584	53
Travis Perkins PLC	2,366	46
Virgin Money Holdings UK PLC	13,519	47
Worldpay Group PLC(a)	9,755	53
		465
United States 47.9%
Activision Blizzard, Inc.	935	61
Alphabet, Inc. Class A*	45	43
Alphabet, Inc. Class C*	45	42
Amazon.com, Inc.*	98	96
Apple, Inc.	718	118
Biogen, Inc.*	231	73
BlackRock, Inc.	145	61
Blue Buffalo Pet Products, Inc.*	2,565	66
Cabot Oil & Gas Corp.	2,570	66
	Number of Shares	Value (000's)
Cardinal Health, Inc.	645	$44
CDW Corp.	1,055	67
Centene Corp.*	580	52
Core Laboratories NV	342	30
CVS Health Corp.	685	53
Delphi Automotive PLC	400	39
EOG Resources, Inc.	668	57
Estee Lauder Cos., Inc. Class A	508	54
Expedia, Inc.	163	24
Fidelity National Information Services, Inc.	780	72
First Republic Bank	580	56
Gilead Sciences, Inc.	395	33
Graco, Inc.	690	80
Halliburton Co.	790	31
Henry Schein, Inc.*	330	57
Intercontinental Exchange, Inc.	1,055	68
JPMorgan Chase & Co.	740	67
Medtronic PLC	652	53
Milacron Holdings Corp.*	2,405	38
Monsanto Co.	370	43
Nielsen Holdings PLC	1,270	49
RPM International, Inc.	985	48
Samsonite International SA	9,350	38
Sealed Air Corp.	1,300	58
Sensata Technologies Holding NV*	1,610	72
Service Corp. International	1,005	36
T-Mobile US, Inc.*	1,025	66
TE Connectivity Ltd.	615	49
VF Corp.	795	50
Visa, Inc. Class A	630	65
Western Digital Corp.	550	49
		2,224
Total Common Stocks (Cost $3,642)		4,587

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment 1.9%
Investment Company 1.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b) (Cost $89)	89,085	$89
Total Investments 100.7% (Cost $3,731)		4,676
Liabilities Less Other Assets (0.7)%		(32)
Net Assets 100.0%		$4,644

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $125,000, which represents 2.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$266	5.7%
Software	264	5.7%
Internet Software & Services	257	5.5%
Capital Markets	251	5.4%
Insurance	240	5.2%
Chemicals	190	4.1%
IT Services	190	4.1%
Auto Components	172	3.7%
Professional Services	170	3.7%
Technology Hardware, Storage & Peripherals	167	3.6%
Electronic Equipment, Instruments & Components	164	3.5%
Oil, Gas & Consumable Fuels	162	3.5%
Trading Companies & Distributors	160	3.5%
Health Care Providers & Services	153	3.3%
Textiles, Apparel & Luxury Goods	142	3.1%
Health Care Equipment & Supplies	128	2.8%
Food & Staples Retailing	124	2.7%
Semiconductors & Semiconductor Equipment	123	2.6%
Internet & Direct Marketing Retail	120	2.6%
Personal Products	120	2.6%
Machinery	118	2.5%
Biotechnology	106	2.3%
Pharmaceuticals	94	2.0%
Electrical Equipment	72	1.6%
Commercial Services & Supplies	67	1.4%
Household Durables	67	1.4%
Food Products	66	1.4%
Wireless Telecommunication Services	66	1.4%
Household Products	64	1.4%
Hotels, Restaurants & Leisure	62	1.3%
Energy Equipment & Services	61	1.3%
Containers & Packaging	58	1.2%
Building Products	45	1.0%
Automobiles	42	0.9%
Diversified Consumer Services	36	0.8%
Short-Term Investment and Other Liabilities—Net	57	1.2%
	$4,644	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,587	$—	$—	$4,587
Short-Term Investment	—	89	—	89
Total Investments	$4,587	$89	$—	$4,676

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 101.8%
Australia 6.8%
Goodman Group	7,793	$51
Investa Office Fund	10,963	39
Mirvac Group	23,681	44
Scentre Group	20,507	63
		197
Canada 3.7%
Allied Properties Real Estate Investment Trust	975	30
Brookfield Asset Management, Inc. Class A	1,022	40
Canadian Apartment Properties REIT	1,376	38
		108
France 5.2%
ICADE	758	67
Unibail-Rodamco SE	328	84
		151
Germany 4.2%
ADO Properties SA(a)	823	40
Deutsche Wohnen SE	1,940	83
		123
Hong Kong 8.6%
Cheung Kong Property Holdings Ltd.	10,082	88
Sun Hung Kai Properties Ltd.	9,740	163
		251
Japan 10.2%
Activia Properties, Inc.	5	22
Mitsubishi Estate Co. Ltd.	3,280	57
Mitsui Fudosan Co. Ltd.	3,207	69
Mitsui Fudosan Logistics Park, Inc.	7	20
Nippon Accommodations Fund, Inc.	13	53
Nippon Building Fund, Inc.	8	43
	Number of Shares	Value (000's)
Sumitomo Realty & Development Co. Ltd.	1,041	$31
		295
Singapore 2.2%
Ascendas Real Estate Investment Trust	15,089	30
CapitaLand Ltd.	11,838	33
		63
Spain 1.3%
Axiare Patrimonio SOCIMI SA	1,920	37
Sweden 1.7%
Hufvudstaden AB, A Shares	2,813	50
United Kingdom 3.7%
Safestore Holdings PLC	5,086	27
SEGRO PLC	6,730	47
Shaftesbury PLC	2,553	33
		107
United States 54.2%
Alexandria Real Estate Equities, Inc.	343	42
American Homes 4 Rent Class A	1,518	34
American Tower Corp.	797	118
Apartment Investment & Management Co. Class A	1,026	46
Boston Properties, Inc.	423	51
CyrusOne, Inc.	1,048	66
Douglas Emmett, Inc.	1,008	39
Duke Realty Corp.	1,544	46
EPR Properties	362	25
Equinix, Inc.	197	92
Equity Lifestyle Properties, Inc.	478	43
Equity Residential	945	63
Essex Property Trust, Inc.	211	56
Extra Space Storage, Inc.	407	32
Federal Realty Investment Trust	223	28
GGP, Inc.	1,941	40
	Number of Shares	Value (000's)
Healthcare Trust of America, Inc. Class A	1,069	$33
Highwoods Properties, Inc.	722	38
Kimco Realty Corp.	2,342	46
Marriott International, Inc. Class A	694	72
Mid-America Apartment Communities, Inc.	439	47
National Retail Properties, Inc.	554	23
Prologis, Inc.	1,504	95
Public Storage	184	38
Simon Property Group, Inc.	679	106
Starwood Waypoint Homes	1,146	43
Ventas, Inc.	732	50
Vornado Realty Trust	886	66
Welltower, Inc.	896	66
Weyerhaeuser Co.	887	29
		1,573
Total Common Stocks (Cost $2,774)		2,955
Short-Term Investment 1.2%
Investment Company 1.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(b) (Cost $34)	34,253	34
Total Investments 103.0% (Cost $2,808)		2,989
Liabilities Less Other Assets (3.0)%		(86)
Net Assets 100.0%		$2,903

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $40,000, which represents 1.4% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Industrial & Office REITs	$841	29.0%
Real Estate Holding & Development	614	21.2%
Residential REITs	467	16.1%
Retail REITs	423	14.5%
Specialty REITs	400	13.8%
Diversified REITs	138	4.8%
Hotel & Lodging REITs	72	2.4%
Short-Term Investment and Other Liabilities—Net	(52)	(1.8)%
	$2,903	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,955	$—	$—	$2,955
Short-Term Investment	—	34	—	34
Total Investments	$2,955	$34	$—	$2,989

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 91.0%
Air Freight & Logistics 2.7%
ZTO Express Cayman, Inc. ADR*	261,441	$3,569
Automobiles 2.1%
Guangzhou Automobile Group Co. Ltd., H Shares	1,388,000	2,738
Banks 18.0%
Bank of China Ltd., H Shares	8,965,000	4,720
China Construction Bank Corp., H Shares	10,447,000	9,158
Industrial & Commercial Bank of China Ltd., H Shares	13,011,911	9,743
		23,621
Beverages 2.9%
Kweichow Moutai Co. Ltd. Class A	50,946	3,792
Commercial Services & Supplies 2.1%
China Everbright International Ltd.	2,118,000	2,798
Construction Materials 1.4%
Anhui Conch Cement Co. Ltd. Class A	511,200	1,819
Diversified Consumer Services 0.8%
New Oriental Education & Technology Group, Inc. ADR*	13,366	1,093
Electronic Equipment, Instruments & Components 2.0%
AAC Technologies Holdings, Inc.	18,000	328
GoerTek, Inc. Class A	694,856	2,275
		2,603
Health Care Providers & Services 1.4%
Huadong Medicine Co. Ltd. Class A	251,700	1,802
Huadong Medicine Co. Ltd. Class A	4,000	29
		1,831
	Number of Shares	Value (000's)
Household Durables 5.6%
Gree Electric Appliances, Inc. of Zhuhai Class A	1,017,113	$5,959
Midea Group Co. Ltd. Class A	229,400	1,426
		7,385
Independent Power and Renewable Electricity Producers 0.2%
China Everbright Greentech Ltd.*(a)	376,469	308
Insurance 11.0%
China Taiping Insurance Holdings Co. Ltd.	852,800	2,588
New China Life Insurance Co. Ltd., H Shares	577,800	3,699
PICC Property & Casualty Co. Ltd., H Shares	1,374,000	2,581
Ping An Insurance Group Co. of China Ltd., H Shares	697,500	5,539
		14,407
Internet & Direct Marketing Retail 1.8%
Ctrip.com International Ltd. ADR*	44,778	2,304
Internet Software & Services 24.6%
Alibaba Group Holding Ltd. ADR*	66,894	11,488
Baidu, Inc. ADR*	13,816	3,151
Baozun, Inc. ADR*	30,299	824
NetEase, Inc. ADR	5,868	1,619
SINA Corp.*	33,599	3,421
Tencent Holdings Ltd.	282,200	11,864
		32,367
Pharmaceuticals 3.8%
China Medical System Holdings Ltd.	971,000	1,787
	Number of Shares	Value (000's)
CSPC Pharmaceutical Group Ltd.	2,024,000	$3,160
		4,947
Real Estate Management & Development 3.2%
CIFI Holdings Group Co. Ltd.	5,054,000	2,842
Longfor Properties Co. Ltd.	555,000	1,333
		4,175
Transportation Infrastructure 3.2%
Guangzhou Baiyun International Airport Co. Ltd. Class A	2,096,093	4,258
Water Utilities 2.2%
Beijing Enterprises Water Group Ltd.*	3,382,000	2,874
Wireless Telecommunication Services 2.0%
China Mobile Ltd.	252,000	2,673
Total Common Stocks (Cost $97,301)		119,562
Participatory Notes 4.5%
Beverages 0.6%
Kweichow Moutai Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/17/18(a)	2,200	164
Kweichow Moutai Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/9/17(a)	7,600	566
		730
Construction Materials 0.7%
Anhui Conch Cement Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/24/18(a)	242,800	864

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (cont'd)

	Number of Shares	Value (000's)
Health Care Providers & Services 0.6%
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/19/23(a)	87,882	$629
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/10/18(a)	29,604	212
		841
Household Durables 2.6%
Midea Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/20/17(a)	15,300	95
	Number of Shares	Value (000's)
Midea Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 12/20/17(a)	360,185	$2,239
Midea Group Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/23/23(a)	10,400	65
Midea Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/10/18(a)	168,170	1,045
		3,444
Total Participatory Notes (Cost $3,854)		5,879
	Number of Shares	Value (000's)
Short-Term Investment 3.4%
Investment Company 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(b) (Cost $4,548)	4,548,207	$4,548
Total Investments 98.9% (Cost $105,703)		129,989
Other Assets Less Liabilities 1.1%		1,420
Net Assets 100.0%		$131,409

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $6,187,000, which represents 4.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$119,562	$—	$—	$119,562
Participatory Notes(a)	5,879	—	—	5,879
Short-Term Investment	—	4,548	—	4,548
Total Investments	$125,441	$4,548	$—	$129,989

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Guardian Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.4%
Aerospace & Defense 4.6%
General Dynamics Corp.	155,255	$31,261
Raytheon Co.	129,000	23,479
		54,740
Air Freight & Logistics 0.3%
Expeditors International of Washington, Inc.	55,000	3,085
Airlines 1.8%
Delta Air Lines, Inc.(a)	459,000	21,660
Banks 3.7%
JPMorgan Chase & Co.	294,505	26,768
U.S. Bancorp	326,325	16,724
		43,492
Beverages 1.7%
PepsiCo, Inc.	180,000	20,831
Biotechnology 3.6%
Celgene Corp.*	164,250	22,819
Gilead Sciences, Inc.	234,910	19,665
		42,484
Capital Markets 5.7%
BlackRock, Inc.	38,500	16,132
Brookfield Asset Management, Inc. Class A	745,765	29,495
CME Group, Inc.	174,180	21,912
		67,539
Chemicals 2.5%
Ashland Global Holdings, Inc.	218,625	13,566
PPG Industries, Inc.	45,000	4,694
Valvoline, Inc.	526,000	11,199
		29,459
Electric Utilities 3.2%
Brookfield Infrastructure Partners LP	868,060	38,307
Electronic Equipment, Instruments & Components 2.4%
CDW Corp.	452,000	28,666
Energy Equipment & Services 1.2%
Schlumberger Ltd.	220,000	13,972
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 1.8%
SBA Communications Corp.*	84,555	$12,983
Weyerhaeuser Co.(a)	265,515	8,659
		21,642
Food & Staples Retailing 3.4%
Costco Wholesale Corp.(b)	120,100	18,824
CVS Health Corp.(b)	278,000	21,501
		40,325
Food Products 1.9%
Conagra Brands, Inc.(a)	700,000	22,722
Health Care Equipment & Supplies 3.0%
Dentsply Sirona, Inc.	620,805	35,119
Health Care Providers & Services 4.7%
DaVita, Inc.*	497,000	29,104
UnitedHealth Group, Inc.	133,710	26,595
		55,699
Hotels, Restaurants & Leisure 2.7%
McDonald's Corp.	134,000	21,436
Starbucks Corp.(a)	190,805	10,467
		31,903
Industrial Conglomerates 1.5%
3M Co.	87,215	17,820
Internet & Direct Marketing Retail 6.5%
Amazon.com, Inc.*	27,195	26,667
Expedia, Inc.	214,725	31,857
Priceline Group, Inc.*	5,795	10,733
TripAdvisor, Inc.*	192,520	8,226
		77,483
Internet Software & Services 8.3%
Alphabet, Inc. Class A*	42,860	40,941
eBay, Inc.*	770,070	27,823
Facebook, Inc. Class A*	174,180	29,954
		98,718
	Number of Shares	Value (000's)
IT Services 3.3%
PayPal Holdings, Inc.*	145,015	$8,945
Visa, Inc. Class A	297,010	30,746
		39,691
Machinery 1.6%
Allison Transmission Holdings, Inc.	545,000	18,928
Multi-Utilities 1.2%
WEC Energy Group, Inc.	218,000	14,218
Oil, Gas & Consumable Fuels 4.4%
Cabot Oil & Gas Corp.	729,435	18,637
Enbridge, Inc.	834,700	33,380
		52,017
Pharmaceuticals 0.7%
Bristol-Myers Squibb Co.	131,465	7,951
Professional Services 4.7%
IHS Markit Ltd.*	640,000	29,978
Verisk Analytics, Inc.*	321,000	26,017
		55,995
Road & Rail 1.3%
Norfolk Southern Corp.	128,000	15,426
Software 5.1%
Microsoft Corp.	540,000	40,376
salesforce.com, inc.*	217,565	20,775
		61,151
Specialty Retail 4.9%
Home Depot, Inc.	200,000	29,974
TJX Cos., Inc.	123,000	8,893
Tractor Supply Co.(a)	328,275	19,535
		58,402
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	237,500	38,950
Textiles, Apparel & Luxury Goods 1.9%
PVH Corp.(a)	184,000	23,164
Trading Companies & Distributors 1.5%
HD Supply Holdings, Inc.*	527,035	17,550
Total Common Stocks (Cost $958,887)		1,169,109

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

	Number of Shares	Value (000's)
Preferred Stock 0.7%
Health Care
Moderna Therapeutics Ser. F(c)(h) (Cost $8,700)	990,888	$8,700
Short-Term Investment 0.9%
Investment Company 0.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b)(f) (Cost $10,760)	10,759,681	10,760
Total Purchased Options 0.0%(d)(e) (Cost $430)		143
Total Investments 100.0% (Cost $978,777)		1,188,712
Liabilities Less Other Assets(g) (0.0)%(d)		(431)
Net Assets 100.0%		$1,188,281

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $49,357,000.

(c)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at August 31, 2017 amounted to approximately $8,700,000, which represents 0.7% of net assets of the Fund.

(d)  Represents less than 0.05%.

(e)  See "Purchased option contracts" under Derivative Instruments.

(f)  Represents 7-day effective yield as of August 31, 2017.

(g)  Includes the impact of the Fund's open positions in derivatives at August 31, 2017.

(h)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At August 31, 2017, this security amounted to approximately $8,700,000, which represents 0.7% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Fair Value Value as of 8/31/2017	Percentage of Net Assets as of 8/31/2017
Moderna Therapeutics (Series F Preferred Shares)	8/10/2016	$8,700	0.8%	$8,700	0.7%

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At August 31, 2017, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Food & Staples Retailing
Sprouts Farmers Market, Inc.	2,850	$5,682,900	$25	12/15/2017	$142,500
Total Options Purchased (cost: $430,407)					$142,500

Written option contracts ("options written")

At August 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Ashland Global Holdings, Inc.	455	$(2,823,275)	$70	10/20/2017	$(4,550)
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	1,550	(3,960,250)	27	10/20/2017	(89,125)
Road & Rail
Norfolk Southern Corp.	350	(4,218,200)	125	12/15/2017	(147,000)
Total (premiums received: $432,577)					$(240,675)
Puts
Chemicals
Ashland Global Holdings, Inc.	524	(3,251,420)	$60	10/20/2017	$(48,470)
Food & Staples Retailing
Costco Wholesale Corp.	200	(3,134,800)	150	10/20/2017	(38,500)
IT Services
PayPal Holdings, Inc.	690	(4,255,920)	55	10/20/2017	(29,670)
PayPal Holdings, Inc.	1,030	(6,353,040)	50	6/15/2018	(177,160)
					(206,830)
Professional Services
Verisk Analytics, Inc.	350	(2,836,750)	75	12/15/2017	(33,250)
Total (premiums received: $642,805)					$(327,050)
Total Options Written (premiums received: $1,075,382)					$(567,725)

For the year ended August 31, 2017, the Fund had an average market value of $220,801 in options purchased and $(736,774) in options written, respectively. The Fund had securities pledged in the amount of $25,078,340 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$1,169,109	$—	$—	$1,169,109
Preferred Stock(a)	—	—	8,700	8,700
Options Purchased(a)	143	—	—	143
Short-Term Investment	—	10,760	—	10,760
Total Investments	$1,169,252	$10,760	$8,700	$1,188,712

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
Investments in Securities: (000's omitted)
Preferred Stock
Health Care	$8,700	$—	$—	$—	$—	$—	$—	$—	$8,700	$—
Total	$8,700	$—	$—	$—	$—	$—	$—	$—	$8,700	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2017.

Asset class	Fair value at 8/31/2017	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$8,699,997	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(568)	$—	$—	$(568)
Total	$(568)	$—	$—	$(568)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
Other Financial Instruments: (000's omitted)
Options Written(c)	$(0)	$—	$43	$(43)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$43	$(43)	$0	$—	$—	$—	$—	$—

(b)  Amount less than one thousand.

(c)  At the beginning of the year the Fund's Level 3 investments were valued based on using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. As of the year ended August 31, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments International Equity Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 96.2%
Australia 2.1%
Insurance Australia Group Ltd.	5,522,416	$28,140
Reliance Worldwide Corp. Ltd.	3,800,000	10,996
		39,136
Austria 1.1%
Andritz AG	360,510	19,617
Belgium 1.3%
KBC Group NV	84,731	6,963
Ontex Group NV	501,306	17,104
		24,067
Canada 4.8%
Alimentation Couche-Tard, Inc. Class B	544,241	25,989
ATS Automation Tooling Systems, Inc.*	1,132,600	11,437
Kinaxis, Inc.*	319,232	18,733
MacDonald, Dettwiler & Associates Ltd.	166,733	9,174
Suncor Energy, Inc.	678,598	21,264
		86,597
China 3.5%
Alibaba Group Holding Ltd. ADR*	224,800	38,607
Baidu, Inc. ADR*	110,800	25,268
		63,875
Denmark 1.9%
Nets A/S*(a)	787,072	19,465
Sydbank A/S	378,751	14,774
		34,239
Finland 0.7%
Huhtamaki OYJ	335,473	13,051
France 10.1%
Air Liquide SA	148,220	18,095
Arkema SA	210,561	22,880
Elior Group SA(a)	447,625	11,883
Pernod-Ricard SA	176,140	24,072
Sodexo SA	188,318	21,977
SPIE SA	815,017	23,087
TOTAL SA	454,524	23,507
Valeo SA	377,060	25,218
Virbac SA*	83,738	14,001
		184,720
	Number of Shares	Value (000's)
Germany 7.5%
Brenntag AG	282,000	$14,944
Continental AG	78,700	17,759
CTS Eventim AG & Co. KGaA	430,589	18,971
Deutsche Boerse AG	129,379	13,829
Gerresheimer AG	199,993	15,733
Henkel AG & Co. KGaA, Preference Shares	163,750	21,940
SAP SE ADR	325,900	34,203
		137,379
Hong Kong 1.8%
HKBN Ltd.	19,127,800	18,331
Techtronic Industries Co. Ltd.	2,815,300	14,570
		32,901
Ireland 0.9%
Greencore Group PLC	6,282,818	16,655
Israel 1.7%
Check Point Software Technologies Ltd.*	280,300	31,357
Italy 1.0%
Azimut Holding SpA	836,650	17,629
Japan 13.9%
Bridgestone Corp.	408,700	17,544
Daikin Industries Ltd.	295,500	29,554
Hoya Corp.	259,600	14,865
Ichigo, Inc.	2,929,000	9,458
Kansai Paint Co. Ltd.	943,300	23,931
Kao Corp.	223,900	13,976
Keyence Corp.	85,000	44,273
Kose Corp.	125,800	15,791
Nabtesco Corp.	352,850	12,341
Santen Pharmaceutical Co. Ltd.	1,012,500	15,712
Shionogi & Co. Ltd.	339,500	17,896
SMC Corp.	70,300	24,114
Toyota Motor Corp.	249,100	14,010
		253,465
	Number of Shares	Value (000's)
Netherlands 5.9%
AerCap Holdings NV*	553,350	$27,834
ASML Holding NV	292,321	45,413
Heineken NV	177,992	18,674
Intertrust NV(a)	428,305	6,883
Koninklijke Ahold Delhaize NV	471,144	8,469
		107,273
Norway 1.1%
Skandiabanken ASA(a)	1,943,223	20,039
Spain 1.4%
Banco Bilbao Vizcaya Argentaria SA	1,151,156	10,171
Euskaltel SA(a)	1,423,304	14,506
		24,677
Sweden 0.9%
Nordea Bank AB	1,237,460	16,649
Switzerland 13.0%
Bucher Industries AG	59,345	20,871
Cie Financiere Richemont SA	172,840	15,455
Givaudan SA	12,830	26,223
Julius Baer Group Ltd.*	453,240	25,334
Novartis AG	188,095	15,868
Partners Group Holding AG	39,930	25,900
Roche Holding AG	84,524	21,463
SGS SA	9,170	20,493
Sonova Holding AG	95,495	16,142
Tecan Group AG	164,173	32,819
UBS Group AG*	1,005,855	16,573
		237,141
United Kingdom 17.5%
Aon PLC	201,900	28,096
Barclays PLC	6,268,883	15,491
Biffa PLC(a)	3,582,087	10,457
Bunzl PLC	767,519	22,926
Clinigen Group PLC	1,963,684	28,312
Compass Group PLC	885,683	18,920
DCC PLC	180,503	16,444
Howden Joinery Group PLC	1,347,210	7,421

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

	Number of Shares	Value (000's)
Lloyds Banking Group PLC	28,050,374	$23,149
Prudential PLC	1,136,197	26,674
RELX PLC	1,194,786	26,126
RPS Group PLC	3,100,420	11,576
Spectris PLC	603,984	18,073
St. James's Place PLC	1,325,333	19,760
Travis Perkins PLC	854,623	16,632
Unilever NV	253,638	15,100
Worldpay Group PLC(a)	2,768,407	14,928
		320,085
	Number of Shares	Value (000's)
United States 4.1%
Core Laboratories NV	71,604	$6,314
Nielsen Holdings PLC	431,302	16,756
Samsonite International SA	5,071,900	20,707
Sensata Technologies Holding NV*	387,200	17,292
TE Connectivity Ltd.	165,540	13,177
		74,246
Total Common Stocks (Cost $1,492,446)		1,754,798
	Number of Shares	Value (000's)
Short-Term Investment 3.6%
Investment Company 3.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b) (Cost $65,700)	65,699,772	$65,700
Total Investments 99.8% (Cost $1,558,146)		1,820,498
Other Assets Less Liabilities 0.2%		4,323
Net Assets 100.0%		$1,824,821

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $98,161,000, which represents 5.4% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$119,025	6.5%
Banks	107,236	5.9%
Chemicals	91,129	5.0%
Trading Companies & Distributors	89,757	4.9%
Machinery	88,380	4.8%
Pharmaceuticals	84,940	4.7%
Software	84,293	4.6%
Insurance	82,910	4.5%
Life Sciences Tools & Services	76,864	4.2%
Electronic Equipment, Instruments & Components	75,523	4.1%
Professional Services	70,258	3.9%
Internet Software & Services	63,875	3.5%
Personal Products	61,971	3.4%
Auto Components	60,521	3.3%
Hotels, Restaurants & Leisure	52,780	2.9%
Semiconductors & Semiconductor Equipment	45,413	2.5%
Commercial Services & Supplies	45,120	2.5%
Oil, Gas & Consumable Fuels	44,771	2.5%
Beverages	42,746	2.3%
Building Products	40,550	2.2%
Textiles, Apparel & Luxury Goods	36,162	2.0%
Food & Staples Retailing	34,458	1.9%
IT Services	34,393	1.9%
Diversified Telecommunication Services	32,837	1.8%
Health Care Equipment & Supplies	31,007	1.7%
Household Products	21,940	1.2%
Media	18,971	1.0%
Electrical Equipment	17,292	1.0%
Food Products	16,655	0.9%
Industrial Conglomerates	16,444	0.9%
Household Durables	14,570	0.8%
Automobiles	14,010	0.8%
Containers & Packaging	13,051	0.7%
Real Estate Management & Development	9,458	0.5%
Aerospace & Defense	9,174	0.5%
Energy Equipment & Services	6,314	0.4%
Short-Term Investment and Other Assets—Net	70,023	3.8%
	$1,824,821	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,754,798	$—	$—	$1,754,798
Short-Term Investment	—	65,700	—	65,700
Total Investments	$1,754,798	$65,700	$—	$1,820,498

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments International Select Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 97.3%
Australia 1.9%
Brambles Ltd.	112,716	$834
Insurance Australia Group Ltd.	762,488	3,886
		4,720
Austria 1.1%
Andritz AG	49,265	2,681
Belgium 0.4%
KBC Group NV	12,368	1,016
Canada 2.9%
Alimentation Couche-Tard, Inc. Class B	86,411	4,126
Suncor Energy, Inc.	93,043	2,916
		7,042
China 4.4%
Alibaba Group Holding Ltd. ADR*	40,600	6,973
Baidu, Inc. ADR*	16,700	3,808
		10,781
Denmark 1.4%
Nets A/S*(a)	142,255	3,518
France 12.2%
Air Liquide SA	20,286	2,477
Arkema SA	28,870	3,137
Elior Group SA(a)	77,780	2,065
L'Oreal SA	11,593	2,448
Pernod-Ricard SA	24,200	3,307
Schneider Electric SE*	36,489	2,942
Sodexo SA	25,575	2,985
SPIE SA	109,695	3,107
TOTAL SA	62,356	3,225
Valeo SA	62,235	4,162
		29,855
Germany 7.9%
Brenntag AG	38,450	2,038
Continental AG	13,160	2,969
CTS Eventim AG & Co. KGaA	57,910	2,551
Deutsche Boerse AG	25,707	2,748
Henkel AG & Co. KGaA, Preference Shares	27,225	3,648
SAP SE ADR	51,185	5,372
		19,326
Hong Kong 2.1%
AIA Group Ltd.	326,900	2,508
Techtronic Industries Co. Ltd.	510,100	2,640
		5,148
	Number of Shares	Value (000's)
Israel 2.6%
Check Point Software Technologies Ltd.*	55,889	$6,252
Italy 1.0%
Azimut Holding SpA	114,940	2,422
Japan 15.8%
Bridgestone Corp.	54,600	2,344
Daikin Industries Ltd.	35,000	3,500
Hoya Corp.	22,900	1,311
Kansai Paint Co. Ltd.	161,500	4,097
Kao Corp.	40,600	2,534
Keyence Corp.	12,500	6,511
Kose Corp.	22,800	2,862
Nabtesco Corp.	48,400	1,693
Omron Corp.	27,200	1,366
Santen Pharmaceutical Co. Ltd.	187,400	2,908
Shionogi & Co. Ltd.	54,100	2,852
SMC Corp.	11,700	4,013
Toyota Motor Corp.	45,100	2,537
		38,528
Netherlands 6.2%
AerCap Holdings NV*	75,400	3,793
ASML Holding NV	45,150	7,014
Heineken NV	24,255	2,545
Koninklijke Ahold Delhaize NV	96,102	1,727
		15,079
Spain 0.6%
Banco Bilbao Vizcaya Argentaria SA	179,955	1,590
Sweden 1.5%
Nordea Bank AB	281,500	3,787
Switzerland 12.5%
Cie Financiere Richemont SA	23,825	2,130
Givaudan SA	2,056	4,202
Julius Baer Group Ltd.*	49,805	2,784
Novartis AG	43,731	3,689
Partners Group Holding AG	5,420	3,516
Roche Holding AG	18,146	4,608
SGS SA	1,842	4,116
Sonova Holding AG	16,465	2,783
UBS Group AG*	165,360	2,725
		30,553
	Number of Shares	Value (000's)
United Kingdom 17.3%
Aon PLC	36,300	$5,052
Barclays PLC	1,025,496	2,534
Bunzl PLC	123,324	3,684
Compass Group PLC	120,690	2,578
DCC PLC	20,970	1,910
Howden Joinery Group PLC	463,580	2,554
Lloyds Banking Group PLC	4,309,249	3,556
Prudential PLC	155,470	3,650
RELX PLC	197,448	4,317
Spectris PLC	82,532	2,470
St. James's Place PLC	182,651	2,723
Travis Perkins PLC	130,254	2,535
Unilever NV	45,821	2,728
Worldpay Group PLC(a)	377,171	2,034
		42,325
United States 5.5%
Core Laboratories NV	9,300	820
Delphi Automotive PLC	20,700	1,995
Nielsen Holdings PLC	61,000	2,370
Samsonite International SA	694,600	2,836
Sensata Technologies Holding NV*	66,300	2,961
TE Connectivity Ltd.	30,177	2,402
		13,384
Total Common Stocks (Cost $188,838)		238,007
Short-Term Investment 2.3%
Investment Company 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b) (Cost $5,693)	5,693,282	5,693
Total Investments 99.6% (Cost $194,531)		243,700
Other Assets Less Liabilities 0.4%		874
Net Assets 100.0%		$244,574

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $7,617,000, which represents 3.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$16,918	6.9%
Insurance	15,096	6.2%
Trading Companies & Distributors	14,604	6.0%
Pharmaceuticals	14,057	5.8%
Chemicals	13,913	5.7%
Electronic Equipment, Instruments & Components	12,749	5.2%
Banks	12,483	5.1%
Software	11,624	4.8%
Auto Components	11,470	4.7%
Professional Services	10,803	4.4%
Internet Software & Services	10,781	4.4%
Personal Products	10,572	4.3%
Machinery	8,387	3.4%
Hotels, Restaurants & Leisure	7,628	3.1%
Semiconductors & Semiconductor Equipment	7,014	2.9%
Oil, Gas & Consumable Fuels	6,141	2.5%
Electrical Equipment	5,903	2.4%
Food & Staples Retailing	5,853	2.4%
Beverages	5,852	2.4%
IT Services	5,552	2.3%
Textiles, Apparel & Luxury Goods	4,966	2.0%
Health Care Equipment & Supplies	4,094	1.7%
Commercial Services & Supplies	3,941	1.6%
Household Products	3,648	1.5%
Building Products	3,500	1.4%
Household Durables	2,640	1.1%
Media	2,551	1.0%
Automobiles	2,537	1.0%
Industrial Conglomerates	1,910	0.8%
Energy Equipment & Services	820	0.3%
Short-Term Investment and Other Assets-Net	6,567	2.7%
	$244,574	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$238,007	$—	$—	$238,007
Short-Term Investment	—	5,693	—	5,693
Total Investments	$238,007	$5,693	$—	$243,700

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 100.5%
Australia 3.3%
nib holdings Ltd.	3,780	$18
Reliance Worldwide Corp. Ltd.	5,845	17
Steadfast Group Ltd.	7,010	15
		50
Austria 0.5%
Schoeller-Bleckmann Oilfield Equipment AG*	110	8
Belgium 2.9%
Balta Group NV*(a)	820	12
Ion Beam Applications	425	12
Ontex Group NV	570	19
		43
Canada 4.5%
Advantage Oil & Gas Ltd.*	1,300	8
ATS Automation Tooling Systems, Inc.*	1,890	19
Colliers International Group, Inc.	360	19
Kinaxis, Inc.*	378	22
		68
China 0.4%
Noah Holdings Ltd. ADR*	220	6
Denmark 2.9%
Schouw & Co. AB	220	23
Sydbank A/S	515	20
		43
Finland 1.3%
Kemira OYJ	1,565	19
France 4.6%
Axway Software SA	735	20
Trigano SA	205	27
Virbac SA*	130	22
		69
Germany 6.1%
Jenoptik AG	910	27
SAF-Holland SA	1,035	19
Stabilus SA	280	24
Washtec AG	280	22
		92
Ireland 1.0%
Greencore Group PLC	5,795	15
	Number of Shares	Value (000's)
Italy 1.1%
Azimut Holding SpA	800	$17
Japan 25.6%
Aeon Delight Co. Ltd.	600	21
Amano Corp.	1,100	26
Ariake Japan Co. Ltd.	300	22
ASKUL Corp.	400	12
Azbil Corp.	600	25
Chugoku Marine Paints Ltd.	2,700	22
Daifuku Co. Ltd.	900	39
Daikyonishikawa Corp.	1,000	16
Ichigo, Inc.	5,200	17
Nihon Parkerizing Co. Ltd.	1,400	20
Nohmi Bosai Ltd.	1,100	17
Okamoto Industries, Inc.	2,000	21
Prestige International, Inc.	2,400	26
Relo Group, Inc.	1,300	30
Sato Holdings Corp.	800	19
SHO-BOND Holdings Co. Ltd.	400	22
Shoei Co. Ltd.	500	15
Sun Frontier Fudousan Co. Ltd.	1,500	15
		385
Netherlands 3.9%
Corbion NV	665	20
Intertrust NV(a)	955	15
Refresco Group NV(a)	1,151	23
		58
Norway 2.9%
Borregaard ASA	1,985	23
Skandiabanken ASA(a)	1,975	21
		44
Singapore 1.4%
Haw Par Corp. Ltd.	2,500	21
Spain 2.6%
Applus Services SA	1,760	23
Euskaltel SA(a)	1,605	16
		39
Sweden 5.4%
Byggmax Group AB	2,390	20
Cloetta AB	5,445	20
Indutrade AB	810	20
Thule Group AB(a)	1,045	20
		80
	Number of Shares	Value (000's)
Switzerland 14.1%
Ascom Holding AG	1,080	$21
Autoneum Holding AG	70	18
Belimo Holding AG	5	20
Bossard Holding AG Class A	120	26
Comet Holding AG*	135	19
Conzzeta AG	20	21
Interroll Holding AG	15	19
Komax Holding AG	70	19
Tecan Group AG	110	22
u-blox Holding AG*	75	13
VZ Holding AG	45	14
		212
United Kingdom 16.0%
Biffa PLC(a)	6,870	20
Big Yellow Group PLC	1,095	11
Clarkson PLC	455	17
Clinigen Group Plc	1,685	24
CVS Group PLC	985	17
Dechra Pharmaceuticals PLC	845	21
Diploma PLC	1,525	21
Essentra PLC	2,925	20
Johnson Service Group PLC	13,355	23
Restore PLC	3,921	25
RPS Group PLC	6,290	24
Volution Group PLC	6,700	17
		240
Total Common Stocks (Cost $1,268)		1,509
Short-Term Investment 5.8%
Investment Company 5.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b) (Cost $87)	87,224	87
Total Investments 106.3% (Cost $1,355)		1,596
Liabilities less Other Assets (6.3)%		(94)
Net Assets 100.0%		$1,502

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2017, these securities amounted to approximately $127,000, which represents 8.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Machinery	$163	10.9%
Commercial Services & Supplies	158	10.5%
Chemicals	145	9.7%
Electronic Equipment, Instruments & Components	114	7.6%
Real Estate Management & Development	81	5.4%
Food Products	80	5.3%
Auto Components	68	4.5%
Trading Companies & Distributors	67	4.5%
Pharmaceuticals	64	4.3%
Building Products	54	3.6%
Leisure Products	47	3.1%
Life Sciences Tools & Services	46	3.1%
Software	42	2.8%
Banks	41	2.7%
Professional Services	38	2.5%
Capital Markets	37	2.5%
Insurance	33	2.2%
Beverages	23	1.5%
Construction & Engineering	22	1.5%
Communications Equipment	21	1.4%
Specialty Retail	20	1.3%
Personal Products	19	1.3%
Marine	17	1.1%
Health Care Providers & Services	17	1.1%
Diversified Telecommunication Services	16	1.1%
Semiconductors & Semiconductor Equipment	13	0.9%
Internet & Direct Marketing Retail	12	0.8%
Health Care Equipment & Supplies	12	0.8%
Household Durables	12	0.8%
Equity Real Estate Investment Trusts	11	0.7%
Energy Equipment & Services	8	0.5%
Oil, Gas & Consumable Fuels	8	0.5%
Short-Term Investment and Other Liabilities—Net	(7)	(0.5)%
	$1,502	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,509	$—	$—	$1,509
Short-Term Investment	—	87	—	87
Total Investments	$1,509	$87	$—	$1,596

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the period ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 93.7%
Aerospace & Defense 9.2%
Aerovironment, Inc.*	320,559	$15,714
KEYW Holding Corp.*	1,214,006	8,680
Mercury Systems, Inc.*	457,541	22,076
Spirit AeroSystems Holdings, Inc. Class A	181,790	13,544
Teledyne Technologies, Inc.*	65,552	9,837
Textron, Inc.	238,239	11,695
		81,546
Banks 5.0%
BankUnited, Inc.	237,204	7,894
Comerica, Inc.	133,074	9,082
Huntington Bancshares, Inc.	804,930	10,134
TCF Financial Corp.	546,200	8,483
Texas Capital Bancshares, Inc.*	109,400	8,123
		43,716
Capital Markets 0.0%(a)
Alimco Financial Corp.*	8,337	101
Commercial Services & Supplies 2.3%
Clean Harbors, Inc.*	215,514	11,657
Covanta Holding Corp.	574,900	8,250
		19,907
Communications Equipment 7.2%
ARRIS International PLC*	640,369	17,841
Ciena Corp.*	795,183	17,184
Infinera Corp.*	1,521,100	12,868
Mitel Networks Corp.*	383,000	3,118
Sonus Networks, Inc.*	847,499	5,856
Viavi Solutions, Inc.*	652,700	6,553
		63,420
	Number of Shares	Value (000's)
Construction & Engineering 2.0%
KBR, Inc.	726,700	$11,823
Valmont Industries, Inc.	40,700	5,843
		17,666
Containers & Packaging 4.3%
Avery Dennison Corp.	201,536	18,997
Crown Holdings, Inc.*	323,500	19,096
		38,093
Electronic Equipment, Instruments & Components 4.3%
II-VI, Inc.*	127,130	4,558
Itron, Inc.*	144,531	10,493
Maxwell Technologies, Inc.*	706,000	3,932
OSI Systems, Inc.*	111,700	9,278
VeriFone Systems, Inc.*	509,790	10,078
		38,339
Energy Equipment & Services 0.5%
ION Geophysical Corp.*	49,731	365
McDermott International, Inc.*	390,700	2,399
TETRA Technologies, Inc.*	927,092	1,910
		4,674
Equity Real Estate Investment Trusts 1.6%
InfraREIT, Inc.	311,900	7,014
Uniti Group, Inc.	361,100	6,955
		13,969
Food Products 1.2%
Hain Celestial Group, Inc.*	61,900	2,490
TreeHouse Foods, Inc.*	120,500	8,072
		10,562
Health Care Equipment & Supplies 3.7%
Accuray, Inc.*	1,750,139	7,263
Analogic Corp.	120,635	8,632
AtriCure, Inc.*	300,000	6,729
Haemonetics Corp.*	224,900	9,675
		32,299
	Number of Shares	Value (000's)
Health Care Providers & Services 1.7%
Acadia Healthcare Co., Inc.*	140,000	$6,572
Molina Healthcare, Inc.*	125,161	8,010
		14,582
Health Care Technology 1.7%
Allscripts Healthcare Solutions, Inc.*	1,122,300	14,747
Hotels, Restaurants & Leisure 0.7%
SeaWorld Entertainment, Inc.	456,800	5,929
Independent Power and Renewable Electricity Producers 3.8%
Atlantic Power Corp.*	1,733,958	4,248
Dynegy, Inc.*	729,700	6,874
NRG Energy, Inc.	484,200	12,062
Ormat Technologies, Inc.	178,241	10,238
		33,422
IT Services 5.3%
Acxiom Corp.*	560,500	13,054
CoreLogic, Inc.*	424,425	19,935
DST Systems, Inc.	193,138	9,914
Unisys Corp.*	497,900	3,859
		46,762
Life Sciences Tools & Services 4.6%
Charles River Laboratories International, Inc.*	238,171	25,913
Fluidigm Corp.*(b)	1,737,259	7,939
Luminex Corp.	333,400	6,445
		40,297
Machinery 4.3%
Actuant Corp. Class A	208,475	5,014
Harsco Corp.*	529,400	9,053
ITT, Inc.	183,800	7,418
Manitowoc Co., Inc.*	719,500	5,921
Meritor, Inc.*	380,250	7,552
Twin Disc, Inc.*	175,657	3,049
		38,007
Marine 0.1%
Danaos Corp.*	549,959	907

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Media 0.5%
MSG Networks, Inc. Class A*	208,153	$4,465
Metals & Mining 1.3%
Cleveland-Cliffs, Inc.*	1,331,500	11,131
Pharmaceuticals 1.5%
Impax Laboratories, Inc.*	266,800	5,776
Intersect ENT, Inc.*	243,588	7,527
		13,303
Road & Rail 4.6%
Avis Budget Group, Inc.*	622,500	22,553
Hertz Global Holdings, Inc.*	352,100	7,655
Ryder System, Inc.	139,604	10,833
		41,041
Semiconductors & Semiconductor Equipment 8.9%
CEVA, Inc.*	150,600	6,107
Cypress Semiconductor Corp.	819,135	11,214
FormFactor, Inc.*	427,803	6,460
MACOM Technology Solutions Holdings, Inc.*	352,563	16,056
Mellanox Technologies Ltd.*	315,950	14,834
Rambus, Inc.*	1,268,644	16,454
Veeco Instruments, Inc.*	408,900	7,728
		78,853
	Number of Shares	Value (000's)
Software 10.1%
FireEye, Inc.*	905,400	$13,373
Nuance Communications, Inc.*	1,119,300	17,987
Seachange International, Inc.*	798,867	2,085
Silver Spring Networks, Inc.*	1,054,976	13,356
TiVo Corp.	877,130	16,052
VASCO Data Security International, Inc.*	281,500	3,533
Verint Systems, Inc.*	576,961	22,905
		89,291
Specialty Retail 0.9%
Express, Inc.*	423,400	2,697
New York & Co., Inc.*	299,700	578
Office Depot, Inc.	1,113,167	4,776
		8,051
Technology Hardware, Storage & Peripherals 0.6%
Diebold Nixdorf, Inc.	205,100	4,194
Quantum Corp.*	229,375	1,264
		5,458
Textiles, Apparel & Luxury Goods 1.8%
Crocs, Inc.*	481,700	4,301
Deckers Outdoor Corp.*	182,000	11,630
		15,931
Total Common Stocks (Cost $696,351)		826,469
	Number of Shares	Value (000's)
Convertible Preferred Stock 0.4%
Independent Power and Renewable Electricity Producers 0.4%
Dynegy, Inc., 7.00%, due 7/1/19 (Cost $5,627)	57,900	$3,905
Short-Term Investment 6.4%
Investment Company 6.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(c) (Cost $56,423)	56,422,974	56,423
Total Investments 100.5% (Cost $758,401)		886,797
Liabilities Less Other Assets (0.5)%		(4,344)
Net Assets 100.0%		$882,453

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Affiliated company (see Note F of Notes to Financial Statements).

(c)  Represents 7-day effective yield as of August 31, 2017.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$826,469	$—	$—	$826,469
Convertible Preferred Stock(a)	3,905	—	—	3,905
Short-Term Investment	—	56,423	—	56,423
Total Investments	$830,374	$56,423	$—	$886,797

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 84.0%
Airlines 0.4%
Delta Air Lines, Inc.	135,506	$6,395
Banks 15.0%
Bank of America Corp.	427,246	10,207
Citigroup, Inc.	782,273	53,218
JPMorgan Chase & Co.(a)	786,715	71,505
M&T Bank Corp.	173,823	25,701
PNC Financial Services Group, Inc.	278,933	34,981
U.S. Bancorp	254,710	13,054
Wells Fargo & Co.	187,561	9,579
		218,245
Beverages 1.0%
Coca-Cola Co.	326,105	14,854
Biotechnology 0.2%
Gilead Sciences, Inc.	42,184	3,531
Building Products 0.6%
Johnson Controls International PLC	236,301	9,355
Capital Markets 1.5%
CME Group, Inc.	171,139	21,529
Chemicals 0.8%
Potash Corp. of Saskatchewan, Inc.	84,034	1,462
Praxair, Inc.	74,938	9,857
		11,319
Containers & Packaging 1.0%
Crown Holdings, Inc.*	253,780	14,981
Distributors 0.0%(b)
LKQ Corp.*	17,557	608
Diversified Telecommunication Services 0.9%
AT&T, Inc.	364,843	13,667
Electric Utilities 4.1%
Alliant Energy Corp.	127,257	5,439
American Electric Power Co., Inc.	218,539	16,091
Exelon Corp.	989,753	37,482
		59,012
	Number of Shares	Value (000's)
Electrical Equipment 1.7%
Eaton Corp. PLC	338,187	$24,268
Energy Equipment & Services 1.5%
McDermott International, Inc.*	276,554	1,698
Schlumberger Ltd.	323,637	20,554
		22,252
Equity Real Estate Investment Trusts 0.5%
American Homes 4 Rent Class A	165,072	3,658
Essex Property Trust, Inc.	13,666	3,635
		7,293
Food & Staples Retailing 4.1%
Wal-Mart Stores, Inc.	756,866	59,089
Food Products 2.1%
Mondelez International, Inc. Class A	740,660	30,115
Health Care Equipment & Supplies 3.1%
Abbott Laboratories(a)	330,582	16,840
Medtronic PLC	134,874	10,873
Zimmer Biomet Holdings, Inc.	152,726	17,452
		45,165
Health Care Providers & Services 0.3%
HCA Healthcare, Inc.*	55,335	4,353
Hotels, Restaurants & Leisure 5.6%
Carnival Corp.	963,964	66,976
McDonald's Corp.	88,340	14,132
		81,108
Household Durables 0.5%
Whirlpool Corp.	46,298	7,946
Household Products 3.8%
Procter & Gamble Co.	606,005	55,916
Industrial Conglomerates 1.2%
3M Co.	83,557	17,072
Insurance 3.5%
American International Group, Inc.	254,480	15,391
	Number of Shares	Value (000's)
Athene Holding Ltd. Class A*	368,433	$19,715
Chubb Ltd.	30,139	4,262
Lincoln National Corp.	167,444	11,363
		50,731
Machinery 1.5%
Caterpillar, Inc.	84,812	9,964
WABCO Holdings, Inc.*	80,181	11,516
		21,480
Media 0.2%
CBS Corp. Class B	22,003	1,409
Viacom, Inc. Class A	23,862	912
		2,321
Metals & Mining 5.9%
Alcoa Corp.*	47,276	2,075
Newmont Mining Corp.	2,014,746	77,245
Southern Copper Corp.	157,692	6,418
		85,738
Multi-Utilities 1.0%
NiSource, Inc.	552,559	14,847
Oil, Gas & Consumable Fuels 8.2%
Cabot Oil & Gas Corp.	1,757,193	44,896
Devon Energy Corp.	91,370	2,869
EOG Resources, Inc.	77,653	6,600
Exxon Mobil Corp.	508,297	38,798
Phillips 66	141,521	11,861
Rice Energy, Inc.*	498,108	13,628
		118,652
Personal Products 0.7%
Estee Lauder Cos., Inc. Class A	90,632	9,697
Pharmaceuticals 9.7%
Bristol-Myers Squibb Co.	37,783	2,285
Eli Lilly & Co.	74,247	6,036
Johnson & Johnson	399,017	52,818
Merck & Co., Inc.	456,260	29,137
Pfizer, Inc.	1,502,283	50,957
		141,233

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (cont'd)

	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 1.2%
NXP Semiconductors NV*	154,064	$17,403
Specialty Retail 0.5%
Gap, Inc.	343,109	8,104
Technology Hardware, Storage & Peripherals 0.6%
Western Digital Corp.	92,512	8,166
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.	109,700	4,574
VF Corp.	184,094	11,574
		16,148
Total Common Stocks (Cost $1,058,295)		1,222,593
	Number of Shares	Value (000's)
Short-Term Investment 16.8%
Investment Company 16.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(c) (Cost $243,779)	243,778,794	$243,779
Total Investments 100.8% (Cost $1,302,074)		1,466,372
Liabilities less Other Assets(d) (0.8)%		(11,949)
Net Assets 100.0%		$1,454,423

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of August 31, 2017.

(d)  Includes the impact of the Fund's open positions in derivatives at August 31, 2017.

Derivative Instruments

Written option contracts ("options written")

At August 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Machinery
Caterpillar, Inc.	750	$(8,811,750)	$115	9/15/2017	$(262,500)
Technology Hardware, Storage & Peripherals
Western Digital Corp.	920	(8,120,840)	105	9/15/2017	(0	)(a)
Total Options Written (premiums received: $313,028)					$(262,500)

(a)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (cont'd)

For the year ended August 31, 2017, the Fund had an average market value of $(290,550) in options written. The Fund had securities pledged in the amount of $9,803,350 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,222,593	$—	$—	$1,222,593
Short-Term Investment	—	243,779	—	243,779
Total Investments	$1,222,593	$243,779	$—	$1,466,372

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(262)	$—	$(0)	$(262)
Total	$(262)	$—	$(0)	$(262)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
Other Financial Instruments: (000's omitted)
Options Written(b)	$—	$—	$—	$217	$—	$(217)	$—	$—	$(0)	$217
Total	$—	$—	$—	$217	$—	$(217)	$—	$—	$(0)	$217

(b)  As of the year ended August 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. As of the year ended August 31, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 96.9%
Aerospace & Defense 0.4%
KLX, Inc.*	100,000	$4,794
Airlines 0.9%
Alaska Air Group, Inc.	135,000	10,079
Auto Components 1.1%
Delphi Automotive PLC	130,000	12,532
Automobiles 0.8%
Thor Industries, Inc.	91,000	9,886
Banks 1.8%
East West Bancorp, Inc.	130,000	7,198
SVB Financial Group*	80,000	13,547
		20,745
Biotechnology 3.7%
Exact Sciences Corp.*	303,600	12,718
Incyte Corp.*	35,000	4,809
Neurocrine Biosciences, Inc.*	265,000	14,999
TESARO, Inc.*	85,000	10,977
		43,503
Capital Markets 4.4%
Affiliated Managers Group, Inc.	50,000	8,835
CBOE Holdings, Inc.	182,500	18,412
Northern Trust Corp.	85,000	7,523
Raymond James Financial, Inc.	210,000	16,447
		51,217
Chemicals 3.2%
Chemours Co.	125,000	6,134
RPM International, Inc.	130,000	6,366
Scotts Miracle-Gro Co.	133,500	12,761
Sensient Technologies Corp.	170,000	12,266
		37,527
	Number of Shares	Value (000's)
Commercial Services & Supplies 3.1%
Brink's Co.	100,000	$7,845
Cintas Corp.	100,000	13,501
Waste Connections, Inc.	225,000	15,005
		36,351
Communications Equipment 2.4%
Harris Corp.	77,500	9,524
Lumentum Holdings, Inc.*	157,500	8,954
Motorola Solutions, Inc.	115,000	10,134
		28,612
Distributors 1.1%
LKQ Corp.*	360,000	12,474
Diversified Consumer Services 2.2%
Bright Horizons Family Solutions, Inc.*	162,000	12,949
Service Corp. International	350,000	12,369
		25,318
Electrical Equipment 1.7%
AMETEK, Inc.	175,000	11,069
Rockwell Automation, Inc.	55,000	9,023
		20,092
Electronic Equipment, Instruments & Components 4.7%
Amphenol Corp. Class A	209,500	16,957
CDW Corp.	282,500	17,916
Cognex Corp.	93,000	10,134
Trimble, Inc.*	265,000	10,250
		55,257
Food Products 1.7%
Lamb Weston Holdings, Inc.	130,000	5,912
Pinnacle Foods, Inc.	235,000	13,938
		19,850
Health Care Equipment & Supplies 8.5%
ABIOMED, Inc.*	80,000	12,064
Align Technology, Inc.*	56,500	9,986
Edwards Lifesciences Corp.*	80,000	9,093
Hill-Rom Holdings, Inc.	110,000	8,466
Hologic, Inc.*	220,000	8,492
	Number of Shares	Value (000's)
Merit Medical Systems, Inc.*	145,000	$5,988
Nevro Corp.*	125,000	10,772
NuVasive, Inc.*	185,000	11,559
Penumbra, Inc.*	145,000	12,470
Wright Medical Group NV*	380,000	11,248
		100,138
Health Care Providers & Services 3.2%
Acadia Healthcare Co., Inc.*	240,000	11,266
Centene Corp.*	87,500	7,774
Envision Healthcare Corp.*	170,000	8,910
HealthSouth Corp.	200,000	9,150
		37,100
Health Care Technology 0.5%
Veeva Systems, Inc. Class A*	100,000	5,950
Hotels, Restaurants & Leisure 3.7%
Aramark	300,000	12,207
MGM Resorts International	400,000	13,184
Red Rock Resorts, Inc. Class A	275,000	6,215
Vail Resorts, Inc.	50,000	11,398
		43,004
Household Durables 1.0%
Newell Brands, Inc.	235,000	11,346
Industrial Conglomerates 1.6%
Roper Technologies, Inc.	80,000	18,453
Insurance 1.8%
Assurant, Inc.	120,000	11,363
Athene Holding Ltd. Class A*	185,000	9,899
		21,262
Internet & Direct Marketing Retail 1.2%
Expedia, Inc.	97,500	14,465
Internet Software & Services 4.3%
CoStar Group, Inc.*	82,500	23,646
LogMeIn, Inc.	135,000	15,444
MercadoLibre, Inc.	45,000	11,631
		50,721

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
IT Services 5.3%
DXC Technology Co.	90,000	$7,650
Euronet Worldwide, Inc.*	150,000	14,741
Fiserv, Inc.*	116,500	14,412
Global Payments, Inc.	190,000	18,143
Total System Services, Inc.	100,000	6,912
		61,858
Life Sciences Tools & Services 2.2%
Bio-Rad Laboratories, Inc. Class A*	72,500	15,792
PRA Health Sciences, Inc.*	130,000	10,062
		25,854
Machinery 4.8%
Fortive Corp.	195,000	12,669
Gardner Denver Holdings, Inc.*	300,000	7,047
IDEX Corp.	130,000	15,285
Milacron Holdings Corp.*	449,700	7,173
Stanley Black & Decker, Inc.	100,000	14,400
		56,574
Media 1.1%
DISH Network Corp. Class A*	135,000	7,734
WideOpenWest, Inc.*	300,000	4,812
		12,546
Multiline Retail 0.7%
Dollar Tree, Inc.*	100,000	7,964
Oil, Gas & Consumable Fuels 1.4%
Concho Resources, Inc.*	85,500	9,488
Diamondback Energy, Inc.*	77,500	7,036
		16,524
	Number of Shares	Value (000's)
Pharmaceuticals 2.5%
Jazz Pharmaceuticals PLC*	67,500	$10,082
Zoetis, Inc.	300,000	18,810
		28,892
Professional Services 1.2%
WageWorks, Inc.*	235,000	13,853
Road & Rail 1.5%
J.B. Hunt Transport Services, Inc.	100,000	9,889
Old Dominion Freight Line, Inc.	80,000	7,992
		17,881
Semiconductors & Semiconductor Equipment 4.8%
Cavium, Inc.*	80,000	5,065
Lam Research Corp.	105,000	17,428
Microchip Technology, Inc.	190,000	16,492
Monolithic Power Systems, Inc.	175,000	17,731
		56,716
Software 7.8%
Autodesk, Inc.*	82,500	9,443
Electronic Arts, Inc.*	150,000	18,225
Proofpoint, Inc.*	162,500	14,911
ServiceNow, Inc.*	135,000	15,686
Take-Two Interactive Software, Inc.*	170,000	16,624
Tyler Technologies, Inc.*	40,000	6,912
Ultimate Software Group, Inc.*	47,500	9,543
		91,344
	Number of Shares	Value (000's)
Specialty Retail 3.8%
Burlington Stores, Inc.*	140,000	$12,198
Five Below, Inc.*	200,000	9,514
Ross Stores, Inc.	230,000	13,444
Ulta Beauty, Inc.*	42,000	9,282
		44,438
Trading Companies & Distributors 0.8%
United Rentals, Inc. *	80,000	9,445
Total Common Stocks (Cost $861,761)		1,134,565
Short-Term Investment 3.2%
Investment Company 3.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(a) (Cost $37,635)	37,634,900	37,635
Total Investments 100.1% (Cost $899,396)		1,172,200
Liabilities Less Other Assets (0.1)%		(707)
Net Assets 100.0%		$1,171,493

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,134,565	$—	$—	$1,134,565
Short-Term Investment	—	37,635	—	37,635
Total	$1,134,565	$37,635	$—	$1,172,200

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 96.7%
Aerospace & Defense 7.2%
General Dynamics Corp.	15,650	$3,151
Orbital ATK, Inc.	22,900	2,555
Spirit AeroSystems Holdings, Inc. Class A	13,800	1,028
		6,734
Airlines 2.1%
American Airlines Group, Inc.	44,300	1,982
Banks 6.5%
BankUnited, Inc.	81,300	2,706
BB&T Corp.	30,600	1,410
Comerica, Inc.	27,700	1,891
		6,007
Building Products 2.6%
Johnson Controls International PLC	61,708	2,443
Capital Markets 1.7%
State Street Corp.	17,500	1,619
Chemicals 4.2%
Ashland Global Holdings, Inc.	20,400	1,266
Valvoline, Inc.	124,504	2,651
		3,917
Commercial Services & Supplies 2.1%
Covanta Holding Corp.	136,100	1,953
Construction & Engineering 1.9%
Valmont Industries, Inc.	12,000	1,723
Containers & Packaging 2.1%
Avery Dennison Corp.	20,700	1,951
Electric Utilities 1.6%
Edison International	18,100	1,451
Electronic Equipment, Instruments & Components 2.8%
Flex Ltd.*	90,000	1,464
Itron, Inc.*	15,400	1,118
		2,582
Equity Real Estate Investment Trusts 1.4%
Starwood Waypoint Homes	36,060	1,343
Food Products 1.7%
TreeHouse Foods, Inc.*	22,900	1,534
	Number of Shares	Value (000's)
Health Care Equipment & Supplies 3.3%
Zimmer Biomet Holdings, Inc.	26,400	$3,017
Health Care Providers & Services 2.8%
Envision Healthcare Corp.*	30,000	1,572
Molina Healthcare, Inc.*	15,800	1,011
		2,583
Hotels, Restaurants & Leisure 1.7%
SeaWorld Entertainment, Inc.	66,800	867
Wyndham Worldwide Corp.	7,000	698
		1,565
Household Durables 2.0%
Whirlpool Corp.	10,800	1,853
Independent Power and Renewable Electricity Producers 1.7%
AES Corp.	141,200	1,559
IT Services 4.6%
Amdocs Ltd.	14,500	940
Conduent, Inc.*	89,900	1,484
Teradata Corp.*	58,400	1,864
		4,288
Life Sciences Tools & Services 1.4%
Quintiles IMS Holdings, Inc.*	13,800	1,325
Media 4.3%
CBS Corp. Class B	20,900	1,339
Lions Gate Entertainment Corp. Class A*	21,600	642
Lions Gate Entertainment Corp. Class B*	21,600	607
MSG Networks, Inc. Class A*	66,400	1,424
		4,012
Mortgage Real Estate Investment 2.1%
Starwood Property Trust, Inc.	86,200	1,914
Multi-Utilities 2.2%
CenterPoint Energy, Inc.	69,400	2,056
Multiline Retail 1.3%
Macy's, Inc.	59,800	1,242
Oil, Gas & Consumable Fuels 5.8%
Cabot Oil & Gas Corp.	80,000	2,044
ONEOK, Inc.	35,600	1,928
Williams Cos., Inc.	48,200	1,433
		5,405
	Number of Shares	Value (000's)
Pharmaceuticals 3.1%
Perrigo Co. PLC	26,400	$2,085
Teva Pharmaceutical Industries Ltd. ADR	50,900	807
		2,892
Road & Rail 2.4%
Avis Budget Group, Inc.*	62,600	2,268
Semiconductors & Semiconductor Equipment 6.6%
ON Semiconductor Corp.*	188,500	3,220
Skyworks Solutions, Inc.	27,900	2,939
		6,159
Software 5.1%
Check Point Software Technologies Ltd.*	23,800	2,663
Nuance Communications, Inc.*	129,900	2,087
		4,750
Specialty Retail 2.0%
Best Buy Co., Inc.	24,600	1,335
Office Depot, Inc.	119,200	511
		1,846
Technology Hardware, Storage & Peripherals 3.0%
Western Digital Corp.	31,136	2,748
Trading Companies & Distributors 3.4%
AerCap Holdings NV*	63,400	3,189
Total Common Stocks (Cost $73,819)		89,910
Rights 0.0%(a)
Food & Staples Retailing 0.0%(a)
Safeway, Inc. (Casa Ley)*(b)(c)	21,100	11
Safeway, Inc. (Property Development Centers)*(b)(c)	21,100	0
Total Rights (Cost $22)		11

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment 3.6%
Investment Company 3.6%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(d) (Cost $3,323)	3,323,189	$3,323
Total Investments 100.3% (Cost $77,164)		$93,244
Liabilities Less Other Assets (0.3)%		(259)
Net Assets 100.0%		$92,985

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Illiquid security.

(c)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at August 31, 2017 amounted to approximately $11,000, which represents 0.0% of net assets of the Fund.

(d)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$89,910	$—	$—	$89,910
Rights(a)	—	—	11	11
Short-Term Investment	—	3,323	—	3,323
Total Investments	$89,910	$3,323	$11	$93,244

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
(000's omitted)
Investments in Securities:
Rights(c)
Food & Staples Retailing	$6	$—	$—	$5	$—	$—	$—	$—	$11	$5
Total	$6	$—	$—	$5	$—	$—	$—	$—	$11	$5

(c)  As of the year ended August 31, 2017, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

  As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.9%
Aerospace & Defense 4.3%
Boeing Co.	170,000	$40,742
Raytheon Co.	235,000	42,773
		83,515
Banks 5.2%
JPMorgan Chase & Co.	1,100,000	99,979
Building Products 1.1%
Masonite International Corp.*	325,000	20,572
Capital Markets 11.1%
Charles Schwab Corp.	1,275,000	50,873
Goldman Sachs Group, Inc.	410,000	91,733
Intercontinental Exchange, Inc.	1,100,000	71,137
		213,743
Chemicals 3.1%
Methanex Corp.	785,000	40,113
Scotts Miracle-Gro Co.	200,000	19,118
		59,231
Communications Equipment 7.3%
Cisco Systems, Inc.	1,750,000	56,368
Motorola Solutions, Inc.	960,000	84,595
		140,963
Construction Materials 0.3%
Martin Marietta Materials, Inc.	25,000	5,282
Containers & Packaging 2.2%
Sealed Air Corp.	940,000	41,717
Diversified Financial Services 4.9%
Berkshire Hathaway, Inc. Class B*	515,000	93,297
Electrical Equipment 1.6%
Rockwell Automation, Inc.	190,000	31,171
	Number of Shares	Value (000's)
Energy Equipment & Services 1.3%
Schlumberger Ltd.	390,000	$24,769
Food & Staples Retailing 3.0%
US Foods Holding Corp.*	2,120,000	58,194
Food Products 3.0%
Hain Celestial Group, Inc.*	620,000	24,937
Mondelez International, Inc. Class A	820,000	33,341
		58,278
Health Care Equipment & Supplies 1.8%
Hill-Rom Holdings, Inc.	445,000	34,247
Health Care Providers & Services 7.3%
Aetna, Inc.	340,000	53,618
HCA Healthcare, Inc.*	760,000	59,782
Henry Schein, Inc.*	150,000	26,052
		139,452
Hotels, Restaurants & Leisure 0.6%
Bloomin' Brands, Inc.	710,000	12,077
Industrial Conglomerates 2.4%
3M Co.	225,000	45,972
Insurance 2.6%
Chubb Ltd.	350,000	49,497
Internet Software & Services 4.3%
Alphabet, Inc. Class C*	88,000	82,661
IT Services 2.7%
PayPal Holdings, Inc.*	830,000	51,194
Machinery 3.8%
Stanley Black & Decker, Inc.	510,000	73,440
Oil, Gas & Consumable Fuels 3.4%
Cabot Oil & Gas Corp.	1,350,000	34,493
EOG Resources, Inc.	375,000	31,871
		66,364
	Number of Shares	Value (000's)
Pharmaceuticals 3.4%
Allergan PLC	75,000	$17,211
Pfizer, Inc.	1,425,000	48,336
		65,547
Professional Services 1.2%
Nielsen Holdings PLC	600,000	23,310
Road & Rail 2.5%
CSX Corp.	950,000	47,690
Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	476,000	39,827
Software 6.0%
Activision Blizzard, Inc.	680,000	44,581
Symantec Corp.	2,330,000	69,853
		114,434
Technology Hardware, Storage & Peripherals 5.4%
Apple, Inc.	358,000	58,712
NCR Corp.*	1,260,000	46,028
		104,740
Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc. Class B	370,000	19,540
Total Common Stocks (Cost $1,260,778)		1,900,703
Short-Term Investment 1.3%
Investment Company 1.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(a) (Cost $25,115)	25,114,635	25,115
Total Investments 100.2% (Cost $1,285,893)		1,925,818
Liabilities Less Other Assets (0.2)%		(3,501)
Net Assets 100.0%		$1,922,317

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,900,703	$—	$—	$1,900,703
Short-Term Investment	—	25,115	—	25,115
Total Investments	$1,900,703	$25,115	$—	$1,925,818

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.8%
Apartments 12.4%
Apartment Investment & Management Co. Class A	245,900	$11,147
Equity Residential	303,550	20,383
Essex Property Trust, Inc.	66,725	17,747
Mid-America Apartment Communities, Inc.	137,747	14,664
		63,941
Data Centers 8.8%
CoreSite Realty Corp.	92,475	10,982
CyrusOne, Inc.	166,300	10,482
Equinix, Inc.	50,284	23,554
		45,018
Diversified 3.4%
Forest City Realty Trust, Inc. Class A	227,100	5,441
Vornado Realty Trust	162,523	12,107
		17,548
Free Standing 1.0%
National Retail Properties, Inc.	125,325	5,242
Health Care 9.0%
Healthcare Trust of America, Inc. Class A	336,975	10,470
Ventas, Inc.	253,980	17,383
Welltower, Inc.	248,515	18,196
		46,049
Hotels, Restaurants & Leisure 3.8%
Marriott International, Inc. Class A	185,890	19,255
Industrial 7.9%
Duke Realty Corp.	442,100	13,139
Prologis, Inc.	429,068	27,186
		40,325
	Number of Shares	Value (000's)
Infrastructure 13.8%
American Tower Corp.	259,875	$38,475
Crown Castle International Corp.	174,105	18,880
SBA Communications Corp.*	88,730	13,624
		70,979
Manufactured Homes 2.2%
Equity LifeStyle Properties, Inc.	127,785	11,392
Office 9.6%
Alexandria Real Estate Equities, Inc.	105,735	12,827
Boston Properties, Inc.	108,784	13,119
Douglas Emmett, Inc.	348,115	13,562
Highwoods Properties, Inc.	192,700	10,065
		49,573
Real Estate Management & Development 2.1%
Brookfield Asset Management, Inc. Class A	277,465	10,974
Regional Malls 8.5%
GGP, Inc.	583,982	12,118
Pennsylvania REIT	129,700	1,301
Simon Property Group, Inc.	193,098	30,287
		43,706
Self Storage 3.9%
Extra Space Storage, Inc.	166,830	12,951
Public Storage	35,275	7,243
		20,194
	Number of Shares	Value (000's)
Shopping Centers 4.0%
Federal Realty Investment Trust	40,550	$5,147
Kimco Realty Corp.	453,570	8,899
Regency Centers Corp.	103,207	6,638
		20,684
Single Family Homes 3.4%
American Homes 4 Rent Class A	345,525	7,657
Starwood Waypoint Homes	267,650	9,965
		17,622
Specialty 1.3%
EPR Properties	95,800	6,673
Timber 3.7%
Weyerhaeuser Co.	583,599	19,031
Total Common Stocks (Cost $460,967)		508,206
Short-Term Investment 0.9%
Investment Company 0.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(a) (Cost $4,710)	4,709,964	4,710
Total Investments 99.7% (Cost $465,677)		512,916
Other Assets Less Liabilities 0.3%		1,606
Net Assets 100.0%		$514,522

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$508,206	$—	$—	$508,206
Short-Term Investment	—	4,710	—	4,710
Total Investments	$508,206	$4,710	$—	$512,916

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.7%
Aerospace & Defense 4.7%
HEICO Corp. Class A	15,000	$1,090
KLX, Inc.*	13,000	623
Mercury Systems, Inc.*	15,000	724
Teledyne Technologies, Inc.*	7,000	1,050
		3,487
Auto Components 1.4%
Dorman Products, Inc.*	5,500	365
LCI Industries	7,000	692
		1,057
Banks 2.8%
Pinnacle Financial Partners, Inc.	15,181	944
Seacoast Banking Corp. of Florida*	48,500	1,109
		2,053
Beverages 0.9%
MGP Ingredients, Inc.	11,700	658
Biotechnology 14.1%
Amarin Corp. PLC ADR*	100,000	339
Amicus Therapeutics, Inc.*	39,000	543
Bluebird Bio, Inc.*	5,500	687
Clovis Oncology, Inc.*	13,000	989
Esperion Therapeutics, Inc.*	14,000	692
Exact Sciences Corp.*	10,000	419
Exelixis, Inc.*	34,500	1,009
Fate Therapeutics, Inc.*	133,000	503
FibroGen, Inc.*	18,500	892
Neurocrine Biosciences, Inc.*	12,000	679
Portola Pharmaceuticals, Inc.*	6,000	381
Puma Biotechnology, Inc.*	4,600	425
Sarepta Therapeutics, Inc.*	33,500	1,350
Spark Therapeutics, Inc.*	7,500	617
TESARO, Inc.*	6,500	839
		10,364
	Number of Shares	Value (000's)
Capital Markets 1.1%
MarketAxess Holdings, Inc.	4,000	$772
Chemicals 1.2%
Sensient Technologies Corp.	12,000	866
Commercial Services & Supplies 4.6%
Advanced Disposal Services, Inc.*	39,000	930
Brink's Co.	13,000	1,020
Healthcare Services Group, Inc.	28,000	1,433
		3,383
Communications Equipment 2.3%
Lumentum Holdings, Inc.*	30,300	1,723
Containers & Packaging 0.9%
Greif, Inc. Class A	11,000	665
Diversified Consumer Services 3.1%
Bright Horizons Family Solutions, Inc.*	10,000	799
Chegg, Inc.*	46,000	653
Grand Canyon Education, Inc.*	10,000	821
		2,273
Electronic Equipment, Instruments & Components 2.1%
Universal Display Corp.	12,200	1,551
Equity Real Estate Investment Trusts 1.1%
CyrusOne, Inc.	12,500	788
Health Care Equipment & Supplies 9.6%
AxoGen, Inc.*	62,000	1,091
iRhythm Technologies, Inc.*	11,000	525
Merit Medical Systems, Inc.*	42,000	1,734
Nevro Corp.*	9,500	819
NuVasive, Inc.*	13,000	812
Oxford Immunotec Global PLC*	47,257	748
Penumbra, Inc.*	5,000	430
Tactile Systems Technology, Inc.*	16,000	526
Viveve Medical, Inc.*	70,000	397
		7,082
Health Care Providers & Services 1.4%
Teladoc, Inc.*	20,000	671
Tivity Health, Inc.*	10,000	392
		1,063
	Number of Shares	Value (000's)
Hotels, Restaurants & Leisure 3.3%
Hilton Grand Vacations, Inc.*	20,000	$725
Planet Fitness, Inc. Class A	22,000	558
Texas Roadhouse, Inc.	12,000	569
Vail Resorts, Inc.	2,500	570
		2,422
Household Durables 1.1%
Cavco Industries, Inc.*	6,000	807
Insurance 1.0%
Primerica, Inc.	10,000	765
Internet Software & Services 6.6%
Five9, Inc.*	45,500	978
LogMeIn, Inc.	10,400	1,190
Q2 Holdings, Inc.*	37,500	1,522
Wix.com Ltd.*	18,200	1,185
		4,875
IT Services 1.7%
Euronet Worldwide, Inc.*	13,000	1,278
Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc. Class A*	2,000	436
PRA Health Sciences, Inc.*	10,000	774
		1,210
Machinery 4.2%
Colfax Corp.*	20,000	798
Gardner Denver Holdings, Inc.*	25,000	587
John Bean Technologies Corp.	12,500	1,109
Milacron Holdings Corp.*	35,500	566
		3,060
Media 2.5%
Cable One, Inc.	1,250	949
WideOpenWest, Inc.*	55,000	882
		1,831
Multiline Retail 0.8%
Ollie's Bargain Outlet Holdings, Inc.*	13,500	565
Oil, Gas & Consumable Fuels 1.4%
Jagged Peak Energy, Inc.*	46,500	596
Matador Resources Co.*	17,500	412
		1,008

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (cont'd)

	Number of Shares	Value (000's)
Pharmaceuticals 2.9%
Aerie Pharmaceuticals, Inc.*	18,500	$1,061
Agile Therapeutics, Inc.*	137,500	473
Supernus Pharmaceuticals, Inc.*	12,500	572
		2,106
Professional Services 1.4%
WageWorks, Inc.*	17,500	1,032
Road & Rail 1.0%
Genesee & Wyoming, Inc. Class A*	11,000	754
Semiconductors & Semiconductor Equipment 6.1%
Cavium, Inc.*	5,500	348
Impinj, Inc.*	31,100	1,189
MACOM Technology Solutions Holdings, Inc.*	25,700	1,171
	Number of Shares	Value (000's)
Monolithic Power Systems, Inc.	17,300	$1,753
		4,461
Software 8.2%
Callidus Software, Inc.*	38,000	979
Descartes Systems Group, Inc.*	43,500	1,220
HubSpot, Inc.*	12,600	924
Proofpoint, Inc.*	15,600	1,431
RingCentral, Inc. Class A*	35,300	1,495
		6,049
Specialty Retail 1.4%
Burlington Stores, Inc.*	5,000	435
Five Below, Inc.*	12,000	571
		1,006
Tobacco 0.8%
Turning Point Brands, Inc.*	33,000	568
	Number of Shares	Value (000's)
Trading Companies & Distributors 1.4%
Air Lease Corp.	25,000	$1,016
Total Common Stocks (Cost $63,978)		72,598
Short-Term Investment 0.8%
Investment Company 0.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.93%(a) (Cost $605)	604,531	605
Total Investments 99.5% (Cost $64,583)		73,203
Other Assets Less Liabilities 0.5%		347
Net Assets 100.0%		$73,550
*  Non-income producing security.

(a)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$72,598	$—	$—	$72,598
Short-Term Investment	—	605	—	605
Total Investments	$72,598	$605	$—	$73,203

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 98.3%
Airlines 2.9%
Ryanair Holdings PLC ADR*	608,711	$69,210
Auto Components 3.4%
Delphi Automotive PLC	848,474	81,793
Banks 5.0%
JPMorgan Chase & Co.	646,643	58,773
U.S. Bancorp	1,195,745	61,282
		120,055
Capital Markets 3.2%
Intercontinental Exchange, Inc.	1,168,329	75,556
Communications Equipment 3.3%
Motorola Solutions, Inc.	472,331	41,622
NetScout Systems, Inc.*	1,146,939	37,562
		79,184
Consumer Finance 2.6%
American Express Co.	731,212	62,957
Electric Utilities 1.5%
Eversource Energy	586,363	36,941
Energy Equipment & Services 2.0%
Schlumberger Ltd.	741,416	47,087
Equity Real Estate Investment Trusts 2.6%
Weyerhaeuser Co.	1,894,745	61,788
Food & Staples Retailing 2.3%
Kroger Co.	2,517,209	55,051
Health Care Equipment & Supplies 8.3%
Becton, Dickinson & Co.	375,126	74,815
Danaher Corp.	810,980	67,652
Medtronic PLC	692,637	55,840
		198,307
Health Care Providers & Services 4.6%
Amerisource Bergen Corp.	894,431	71,778
Premier, Inc. Class A*	1,117,659	37,442
		109,220
	Number of Shares	Value (000's)
Household Durables 3.9%
Newell Brands, Inc.	1,955,490	$94,411
Industrial Conglomerates 1.9%
3M Co.	227,030	46,387
Insurance 4.7%
Progressive Corp.	2,406,061	111,834
Internet Software & Services 6.0%
Alphabet, Inc. Class A*	70,359	67,210
eBay, Inc.*	2,102,701	75,970
		143,180
IT Services 5.2%
Cognizant Technology Solutions Corp. Class A	1,003,127	70,991
MasterCard, Inc. Class A	405,994	54,119
		125,110
Media 3.7%
Comcast Corp. Class A	2,177,972	88,447
Oil, Gas & Consumable Fuels 5.2%
Cimarex Energy Co.	186,001	18,542
EQT Corp.	1,007,502	62,808
Noble Energy, Inc.	1,858,424	44,175
		125,525
Personal Products 3.5%
Unilever NV	1,393,523	82,915
Pharmaceuticals 2.1%
Roche Holding AG	202,518	51,424
Professional Services 1.6%
Manpower Group, Inc.	339,621	37,871
Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	466,444	46,127
Semiconductors & Semiconductor Equipment 4.9%
Texas Instruments, Inc.	1,407,343	116,556
Software 2.1%
Intuit, Inc.	347,471	49,150
	Number of Shares	Value (000's)
Specialty Chemicals 2.4%
Novozymes A/S B Shares	1,149,030	$58,451
Specialty Retail 2.4%
Advance Auto Parts, Inc.	575,107	56,303
Textiles, Apparel & Luxury Goods 1.5%
Gildan Activewear, Inc.	1,150,759	36,019
Trading Companies & Distributors 3.6%
Fastenal Co.	561,464	23,958
W.W. Grainger, Inc.	377,281	61,334
		85,292
Total Common Stocks (Cost $1,705,780)		2,352,151
	Principal Amount
Short-Term Investments 1.7%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank Self Help Credit Union, 0.10%, due 9/23/17	$100,000	100
Self Help Credit Union, 0.25%, due 9/30/17	250,000	250
Self Help Credit Union, 0.25%, due 11/16/17	250,000	250
		600
	Number of Shares
Investment Company 1.7%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b)	40,999,759	41,000
Total Short-Term Investments (Cost $41,600)		41,600
Total Investments 100.0% (Cost $1,747,380)		2,393,751
Liabilities Less Other Assets (0.0)%(a)		(727)
Net Assets 100.0%		$2,393,024

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of August 31, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,352,151	$—	$—	$2,352,151
Short-Term Investments(a)	—	41,600	—	41,600
Total Investments	$2,352,151	$41,600	$—	$2,393,751

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Value Fund August 31, 2017

	Number of Shares	Value (000's)
Common Stocks 87.0%
Airlines 0.5%
Delta Air Lines, Inc.	1,652	$78
Banks 15.5%
Bank of America Corp.	5,149	123
Citigroup, Inc.	9,190	625
JPMorgan Chase & Co.(a)	9,542	867
M&T Bank Corp.	2,094	310
PNC Financial Services Group, Inc.	3,399	426
U.S. Bancorp	3,123	160
Wells Fargo & Co.	2,262	116
		2,627
Beverages 1.1%
Coca-Cola Co.	3,933	179
Biotechnology 0.2%
Gilead Sciences, Inc.	509	43
Building Products 0.7%
Johnson Controls International PLC	2,891	114
Capital Markets 1.5%
CME Group, Inc.	2,091	263
Chemicals 0.8%
Potash Corp. of Saskatchewan, Inc.	987	17
Praxair, Inc.	904	119
		136
Containers & Packaging 1.0%
Crown Holdings, Inc.*	2,981	176
Diversified Telecommunication Services 1.0%
AT&T, Inc.	4,402	165
Electric Utilities 4.2%
Alliant Energy Corp.	1,566	67
American Electric Power Co., Inc.	2,643	195
Exelon Corp.	12,057	456
		718
Electrical Equipment 1.7%
Eaton Corp. PLC	4,073	292
Energy Equipment & Services 1.6%
McDermott International, Inc.*	3,342	20
Schlumberger Ltd.	3,903	248
		268
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 0.5%
American Homes 4 Rent Class A	1,939	$43
Essex Property Trust, Inc.	161	43
		86
Food & Staples Retailing 4.2%
Wal-Mart Stores, Inc.	9,236	721
Food Products 2.1%
Mondelez International, Inc. Class A	8,754	356
Health Care Equipment & Supplies 3.2%
Abbott Laboratories(a)	4,031	205
Medtronic PLC	1,668	135
Zimmer Biomet Holdings, Inc.	1,862	213
		553
Health Care Providers & Services 0.3%
HCA Healthcare, Inc.*	667	52
Hotels, Restaurants & Leisure 5.8%
Carnival Corp.	11,754	817
McDonald's Corp.	1,077	172
		989
Household Durables 0.6%
Whirlpool Corp.	561	96
Household Products 4.0%
Procter & Gamble Co.	7,311	675
Industrial Conglomerates 1.2%
3M Co.	1,007	206
Insurance 3.7%
American International Group, Inc.	3,078	186
Athene Holding Ltd. Class A*	4,496	241
Chubb Ltd.	395	56
Lincoln National Corp.	2,040	138
		621
Machinery 1.5%
Caterpillar, Inc.	1,022	120
WABCO Holdings, Inc.*	966	139
		259
	Number of Shares	Value (000's)
Media 0.2%
CBS Corp. Class B	262	$17
Viacom, Inc. Class A	284	11
		28
Metals & Mining 6.1%
Alcoa Corp.*	576	25
Newmont Mining Corp.	24,279	931
Southern Copper Corp.	1,849	75
		1,031
Multi-Utilities 1.0%
NiSource, Inc.	6,659	179
Oil, Gas & Consumable Fuels 8.4%
Cabot Oil & Gas Corp.	21,191	541
Devon Energy Corp.	1,089	34
EOG Resources, Inc.	996	85
Exxon Mobil Corp.	6,047	462
Phillips 66	1,684	141
Rice Energy, Inc.*	6,051	165
		1,428
Personal Products 0.7%
Estee Lauder Cos.,Inc. Class A	1,092	117
Pharmaceuticals 10.0%
Bristol-Myers Squibb Co.	444	27
Eli Lilly & Co.	872	71
Johnson & Johnson	4,687	620
Merck & Co., Inc.	5,554	354
Pfizer, Inc.	18,300	621
		1,693
Semiconductors & Semiconductor Equipment 1.4%
NXP Semiconductors NV*	2,088	236
Specialty Retail 0.6%
Gap, Inc.	4,183	99
Technology Hardware, Storage & Peripherals 0.6%
Western Digital Corp.	1,223	108
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.	1,320	55
VF Corp.	2,159	136
		191
Total Common Stocks (Cost $13,393)		14,783

See Notes to Financial Statements

Schedule of Investments Value Fund (cont'd)

	Number of Shares	Value (000's)
Short-Term Investment 14.1%
Investment Company 14.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.90%(b) (Cost $2,399)	2,398,509	$2,399
Total Investments 101.1% (Cost $15,792)		17,182
Liabilities Less Other Assets(c) (1.1)%		(183)
Net Assets 100.0%		$16,999

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of August 31, 2017.

(c)  Includes the impact of the Fund's open positions in derivatives at August 31, 2017.

Derivative Instruments

Written option contracts ("options written")

At August 31, 2017, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls Machinery
Caterpillar, Inc.	10	$(117,490)	$115	9/15/2017	$(3,500)
Technology Hardware, Storage & Peripherals
Western Digital Corp.	12	(105,924)	105	9/15/2017	(0	)(a)
Total Options Written (premiums received: $4,110)					$(3,500)

(a)  Security fair valued as of August 31, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

For the year ended August 31, 2017, the Fund had an average market value of $(3,848) in options written. The Fund had securities pledged in the amount of $147,325 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Value Fund (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of August 31, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$14,783	$—	$—	$14,783
Short-Term Investment	—	2,399	—	2,399
Total Investments	$14,783	$2,399	$—	$17,182

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended August 31, 2017, no securities were transferred from one level (as of August 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of August 31, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(3)	$—	$(0)	$(3)
Total	$(3)	$—	$(0)	$(3)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2016	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2017
Other Financial Instruments: (000's omitted)
Options Written(b)	$—	$—	$—	$3	$—	$(3)	$—	$—	$(0)	$3
Total	$—	$—	$—	$3	$—	$(3)	$—	$—	$(0)	$3

(b)  As of the year ended August 31, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. As of the year ended August 31, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$37,188	$876,114	$1,686,814	$747,653	$8,929,888	$4,676	$2,989	$129,989	$1,188,712	$1,820,498
Affiliated issuers	—	—	—	—	1,847,657	—	—	—	—	—
	37,188	876,114	1,686,814	747,653	10,777,545	4,676	2,989	129,989	1,188,712	1,820,498
Cash	—	159	—	13	—	—	—	—	—	—
Foreign currency*	—	92	—	—	—	—	3	1,308	—	—
Dividends and interest receivable	107	1,507	8,379	752	12,594	21	4	148	2,897	5,816
Receivable for securities sold	—	368	3,317	—	38,948	35	—	485	993	—
Receivable for Fund shares sold	104	1,214	822	2	32,881	—	—	746	27	2,300
Receivable from Management—net (Note B)	7	25	—	—	3	9	8	—	—	2
Prepaid expenses and other assets	12	80	76	70	361	24	9	32	134	143
Total Assets	37,418	879,559	1,699,408	748,490	10,862,332	4,765	3,013	132,708	1,192,763	1,828,759
Liabilities
Payable to investment manager—net (Note B)	15	695	693	329	6,070	2	2	117	502	965
Option contracts written, at value** (Note A)	—	—	1,692	240	—	—	—	—	568	—
Due to custodian	—	—	1,855	—	228	—	—	—	—	—
Payable for securities purchased	—	269	14	—	19,228	10	—	974	1,177	1,252
Payable for Fund shares redeemed	4	219	1,314	461	14,160	4	—	49	1,660	1,059
Payable to administrator—net (Note B)	—	—	543	179	1,752	—	—	6	268	324
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Accrued capital gains taxes	—	386	—	—	—	—	—	—	—	—
Accrued expenses and other payables	89	536	240	206	1,044	100	103	148	302	333
Total Liabilities	113	2,110	6,356	1,420	42,487	121	110	1,299	4,482	3,938
Net Assets	$37,305	$877,449	$1,693,052	$747,070	$10,819,845	$4,644	$2,903	$131,409	$1,188,281	$1,824,821
Net Assets consist of:
Paid-in capital	$31,157	$747,912	$1,350,324	$570,614	$5,269,020	$3,765	$2,758	$106,888	$906,780	$1,624,775
Undistributed net investment income (loss)	311	4,510	11,234	1,337	21,800	24	—	850	2,985	12,844
Distributions in excess of net investment income	—	—	—	—	—	—	(35)	—	—	—
Accumulated net realized gains (losses) on investments	390	(53,597)	54,602	55,378	1,024,399	(89)	(1)	(624)	68,086	(75,192)
Net unrealized appreciation (depreciation) in value of investments	5,447	178,624	276,892	119,741	4,504,626	944	181	24,295	210,430	262,394
Net Assets	$37,305	$877,449	$1,693,052	$747,070	$10,819,845	$4,644	$2,903	$131,409	$1,188,281	$1,824,821
Net Assets
Investor Class	$—	$—	$—	$667,734	$1,785,984	$—	$—	$—	$1,052,401	$110,424
Trust Class	—	—	—	62,976	1,576,174	—	—	—	57,816	45,651
Advisor Class	—	—	—	3,503	203,779	—	—	—	145	—
Institutional Class	32,528	670,584	1,208,673	7,816	3,650,285	4,227	2,150	109,425	70,176	1,448,975
Class A	1,646	65,066	200,273	3,125	—	312	486	21,681	5,643	71,909
Class C	3,104	7,434	282,322	1,916	—	105	267	303	1,630	13,237
Class R3	—	1,503	1,784	—	—	—	—	—	470	—
Class R6	27	132,862	—	—	3,603,623	—	—	—	—	134,625

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,278	52,796	—	—	—	61,483	4,643
Trust Class	—	—	—	3,935	25,467	—	—	—	5,427	1,717
Advisor Class	—	—	—	546	8,856	—	—	—	11	—
Institutional Class	2,515	33,745	92,333	284	62,178	559	202	6,905	4,088	114,484
Class A	127	3,295	15,355	198	—	42	46	1,367	538	2,726
Class C	241	392	21,802	321	—	15	25	20	125	515
Class R3	—	78	137	—	—	—	—	—	35	—
Class R6	2	6,681	—	—	61,371	—	—	—	—	10,536
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$27.50	$33.83	$—	$—	$—	$17.12	$23.78
Trust Class	—	—	—	16.00	61.89	—	—	—	10.65	26.59
Advisor Class	—	—	—	6.42	23.01	—	—	—	13.64	—
Institutional Class	12.93	19.87	13.09	27.56	58.71	7.56	10.64	15.85	17.16	12.66
Class R3	—	19.31	13.01	—	—	—	—	—	13.55	—
Class R6	12.93	19.89	—	—	58.72	—	—	—	—	12.78
Net Asset Value and redemption price per share
Class A	$12.94	$19.75	$13.04	$15.80	$—	$7.48	$10.64	$15.86	$10.48	$26.38
Offering Price per share
Class A‡	$13.73	$20.95	$13.84	$16.76	$—	$7.94	$11.29	$16.83	$11.12	$27.99
Net Asset Value and offering price per share
Class C^	$12.87	$18.98	$12.95	$5.98	$—	$7.11	$10.62	$15.43	$13.06	$25.70
*Cost of Investments:
Unaffiliated issuers	$31,741	$697,107	$1,409,160	$627,974	$4,992,779	$3,731	$2,808	$105,703	$978,777	$1,558,146
Affiliated issuers	—	—	—	—	1,280,142	—	—	—	—	—
Total cost of investments	$31,741	$697,107	$1,409,160	$627,974	$6,272,921	$3,731	$2,808	$105,703	$978,777	$1,558,146
Total cost of foreign currency	$—	$92	$—	$—	$—	$—	$3	$1,299	$—	$—
**Premium received from option contracts written	$—	$—	$919	$302	$—	$—	$—	$—	$1,075	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$243,700	$1,596	$878,858	$1,466,372	$1,172,200	$93,244	$1,925,818	$512,916	$73,203	$2,393,751
Affiliated issuers	—	—	7,939	—	—	—	—	—	—	—
	243,700	1,596	886,797	1,466,372	1,172,200	93,244	1,925,818	512,916	73,203	2,393,751
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	11	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	1,007	2	237	3,511	847	67	2,702	377	32	4,059
Receivable for securities sold	—	—	—	—	—	198	—	1,499	901	—
Receivable for Fund shares sold	113	—	1,807	116	419	183	1,164	703	33	1,970
Receivable from Management—net (Note B)	—	6	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	70	35	59	119	84	41	77	56	46	116
Total Assets	244,901	1,639	888,900	1,470,118	1,173,550	93,733	1,929,761	515,551	74,215	2,399,896
Liabilities
Payable to investment manager—net (Note B)	116	1	576	610	495	28	853	346	52	946
Option contracts written, at value** (Note A)	—	—	—	262	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	—	—	4,698	12,860	—	540	5,282	—	464	2,841
Payable for Fund shares redeemed	7	18	837	1,273	1,104	60	765	409	40	2,172
Payable to administrator—net (Note B)	58	—	195	386	231	36	297	112	11	531
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Accrued capital gains taxes	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	141	113	136	299	222	79	242	157	93	377
Total Liabilities	327	137	6,447	15,695	2,057	748	7,444	1,029	665	6,872
Net Assets	$244,574	$1,502	$882,453	$1,454,423	$1,171,493	$92,985	$1,922,317	$514,522	$73,550	$2,393,024
Net Assets consist of:
Paid-in capital	$218,368	$1,178	$725,781	$1,194,121	$812,725	$72,464	$1,150,685	$449,027	$64,231	1,646,131
Undistributed net investment income (loss)	1,624	15	(100)	14,558	—	294	7,156	—	(405)	10,306
Distributions in excess of net investment income	—	—	—	—	—	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(24,586)	68	28,376	81,395	85,964	4,147	124,551	18,256	1,104	90,210
Net unrealized appreciation (depreciation) in value of investments	49,168	241	128,396	164,349	272,804	16,080	639,925	47,239	8,620	646,377
Net Assets	$244,574	$1,502	$882,453	$1,454,423	$1,171,493	$92,985	$1,922,317	$514,522	$73,550	$2,393,024
Net Assets
Investor Class	$—	$—	$—	$1,148,512	$445,902	$40,310	$—	$—	$49,841	$732,581
Trust Class	8,201	—	—	74,981	51,971	10,924	—	156,601	3,854	234,577
Advisor Class	—	—	—	144,066	12,386	—	—	—	1,712	—
Institutional Class	214,430	815	841,861	80,638	321,475	29,124	1,828,180	191,332	11,821	848,765
Class A	4,882	306	18,165	3,762	54,449	8,625	53,454	83,498	3,277	117,955
Class C	2,457	126	22,427	2,259	9,667	2,548	40,683	18,904	2,004	56,618
Class R3	4,993	—	—	205	13,207	1,454	—	19,005	1,041	41,257
Class R6	9,611	255	—	—	262,436	—	—	45,182	—	361,271

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017	August 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	36,337	31,376	1,755	—	—	1,515	19,540
Trust Class	660	—	—	3,720	2,069	579	—	11,587	108	10,953
Advisor Class	—	—	—	9,779	487	—	—	—	75	—
Institutional Class	17,270	64	52,219	2,532	22,007	1,266	97,940	14,109	349	22,606
Class A	396	24	1,159	187	2,179	458	2,885	6,179	91	5,575
Class C	202	10	1,520	163	395	139	2,281	1,398	92	2,764
Class R3	408	—	—	14	520	77	—	1,409	46	1,976
Class R6	774	20	—	—	17,894	—	—	3,333	—	9,616
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$31.61	$14.21	$22.98	$—	$—	$32.90	$37.49
Trust Class	12.43	—	—	20.16	25.12	18.86	—	13.52	35.61	21.42
Advisor Class	—	—	—	14.73	25.45	—	—	—	22.76	—
Institutional Class	12.42	12.74	16.12	31.85	14.61	23.00	18.67	13.56	33.83	37.55
Class R3	12.22	—	—	14.96	25.39	18.78	—	13.49	22.82	20.88
Class R6	12.42	12.74	—	—	14.67	—	—	13.56	—	37.57
Net Asset Value and redemption price per share
Class A	$12.34	$12.70	$15.67	$20.11	$24.99	$18.84	$18.53	$13.51	$35.99	$21.16
Offering Price per share
Class A‡	$13.09	$13.47	$16.63	$21.34	$26.51	$19.99	$19.66	$14.33	$38.19	$22.45
Net Asset Value and offering price per share
Class C^	$12.16	$12.63	$14.76	$13.87	$24.44	$18.37	$17.84	$13.52	$21.84	$20.49
*Cost of Investments:
Unaffiliated issuers	$194,531	$1,355	$749,834	$1,302,074	$899,396	$77,164	$1,285,893	$465,677	$64,583	$1,747,380
Affiliated issuers	—	—	8,567	—	—	—	—	—	—	—
Total cost of investments	$194,531	$1,355	$758,401	$1,302,074	$899,396	$77,164	$1,285,893	$465,677	$64,583	$1,747,380
Total cost of foreign currency	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$313	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
August 31, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$17,182
Affiliated issuers	—
17,182
Cash	—
Foreign currency*	—
Dividends and interest receivable	42
Receivable for securities sold	—
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	16
Prepaid expenses and other assets	16
Total Assets	17,256
Liabilities
Payable to investment manager—net (Note B)	8
Option contracts written, at value** (Note A)	3
Due to custodian	—
Payable for securities purchased	145
Payable for Fund shares redeemed	3
Payable to administrator—net (Note B)	—
Payable to trustees	5
Accrued capital gains taxes	—
Accrued expenses and other payables	93
Total Liabilities	257
Net Assets	$16,999
Net Assets consist of:
Paid-in capital	$14,400
Undistributed net investment income (loss)	210
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	998
Net unrealized appreciation (depreciation) in value of investments	1,391
Net Assets	$16,999
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	10,816
Class A	2,696
Class C	3,487
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
August 31, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	596
Class A	150
Class C	199
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	18.14
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$18.02
Offering Price per share
Class A‡	$19.12
Net Asset Value and offering price per share
Class C^	$17.52
*Cost of Investments:
Unaffiliated issuers	$15,792
Affiliated issuers	—
Total cost of investments	$15,792
Total cost of foreign currency	$—
**Premium received from option contracts written	$4

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$702	$14,481	$58,894	$8,513	$108,310	$69	$76	$2,318	$19,300	$35,119
Dividend income—affiliated issuers (Note F)	—	—	—	—	26,746	—	—	—	—	—
Interest income—unaffiliated issuers	14	209	3,374	128	739	1	—	10	98	327
Foreign taxes withheld (Note A)	(3)	(1,657)	(640)	(39)	(1,196)	(4)	(4)	(171)	(361)	(3,423)
Total income	$713	$13,033	$61,628	$8,602	$134,599	$66	$72	$2,157	$19,037	$32,023
Expenses:
Investment management fees (Note B)	144	5,869	8,158	3,800	72,904	26	21	1,045	5,799	12,407
Administration fees (Note B)	14	276	838	358	5,494	2	1	45	569	764
Administration fees (Note B):
Investor Class	—	—	—	1,349	3,832	—	—	—	2,128	219
Trust Class	—	—	—	229	5,837	—	—	—	228	157
Advisor Class	—	—	—	13	840	—	—	—	1	—
Institutional Class	27	457	1,159	8	3,637	4	2	92	66	1,297
Class A	2	88	463	7	—	1	1	11	12	167
Class C	4	12	649	4	—	—	1	—	4	29
Class R3	—	2	4	—	—	—	—	—	1	—
Class R6	—	36	—	—	1,106	—	—	—	—	18
Distribution fees (Note B):
Trust Class	—	—	—	66	—	—	—	—	65	—
Advisor Class	—	—	—	9	602	—	—	—	—	—
Class A	2	102	553	8	—	1	1	11	15	199
Class C	20	57	3,096	20	—	1	3	2	19	136
Class R3	—	6	10	—	—	—	—	—	3	—
Shareholder servicing agent fees:
Investor Class	—	—	—	396	1,173	—	—	—	767	114
Trust Class	—	—	—	1	17	—	—	—	2	5
Advisor Class	—	—	—	1	39	—	—	—	—	—
Institutional Class	1	128	10	1	46	—	—	32	1	18
Class A	1	15	19	1	—	—	—	2	1	8
Class C	—	1	10	—	—	—	—	—	—	2
Class R3	—	1	1	—	—	—	—	—	—	—
Class R6	—	2	—	—	6	—	—	—	—	2
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Audit fees	40	60	68	62	72	58	56	56	63	63
Custodian and accounting fees	43	771	241	135	1,034	48	41	108	186	417
Insurance expense	1	17	77	25	369	—	—	3	40	53
Legal fees	67	71	71	78	74	72	75	99	74	73
Registration and filing fees	93	125	84	93	249	44	47	50	108	174
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	177	—	—	—	—	220
Shareholder reports	1	27	130	49	801	3	—	6	80	97
Trustees' fees and expenses	49	51	56	52	96	49	49	49	54	55
Interest expense	—	—	4	3	1	—	—	3	3	1
Miscellaneous	5	71	125	44	626	4	—	9	100	136
Total expenses	514	8,245	15,826	6,812	99,032	313	298	1,623	10,389	16,831

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017
Expenses reimbursed by Management (Note B)	(288)	(652)	—	(1)	—	(272)	(267)	(174)	—	—
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(2,701)
Custodian out-of-pocket expenses refunded (Note G)	—	—	(1)	(73)	(301)	—	—	—	(127)	(494)
Total net expenses	226	7,593	15,825	6,738	98,731	41	31	1,449	10,262	13,636
Net investment income (loss)	$487	$5,440	$45,803	$1,864	$35,868	$25	$41	$708	$8,775	$18,387
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	491	16,813	64,103	67,496	1,405,976	(68)	23	13,352 *	83,409	47,646
Sales of investment securities of affiliated issuers	—	—	—	—	79,021	—	—	—	—	—
Foreign currency	—	(400)	(21)	—	7	(1)	—	8	(14)	(604)
Option contracts written	—	—	1,922	1,046	—	—	—	—	2,712	—
Net increase from payments by affiliates (Note B)	—	—	1	1	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,658	128,712 **	68,315	42,032	(589,498)	666	(4)	18,882	91,430	167,829
Affiliated investment securities	—	—	—	—	151,662	—	—	—	—	—
Foreign currency	—	5	9	—	2	1	—	11	29	207
Option contracts written	—	—	(426)	(102)	—	—	—	—	127	—
Net gain (loss) on investments	4,149	145,130	133,903	110,473	1,047,170	598	19	32,253	177,693	215,078
Net increase (decrease) in net assets resulting from operations	$4,636	$150,570	$179,706	$112,337	$1,083,038	$623	$60	$32,961	$186,468	$233,465

*  Reversal of capital gains tax $6,061.

**  Change in accrued foreign capital gains tax amounted to $(103,969).

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2017	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,460	$23	$4,513	$30,278	$6,847	$1,901	$26,549	$14,202	$222	$35,661
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	30	1	248	962	223	10	82	30	12	175
Foreign taxes withheld (Note A)	(529)	(3)	—	(1)	(16)	(8)	(93)	(25)	—	(844)
Total income	$4,961	$21	$4,761	$31,239	$7,054	$1,903	$26,538	$14,207	$234	$34,992
Expenses:
Investment management fees (Note B)	1,298	9	5,841	7,102	5,661	505	9,795	4,551	585	10,881
Administration fees (Note B)	116	—	351	715	553	46	916	289	34	1,151
Administration fees (Note B):
Investor Class	—	—	—	2,378	900	83	—	—	98	1,533
Trust Class	27	—	—	276	218	38	—	604	14	876
Advisor Class	—	—	—	522	41	—	—	—	6	—
Institutional Class	214	1	690	76	307	26	1,761	212	11	805
Class A	10	1	67	7	135	24	126	199	7	255
Class C	6	—	49	5	21	6	84	47	4	116
Class R3	9	—	—	—	28	3	—	45	2	78
Class R6	2	—	—	—	71	—	—	13	—	103
Distribution fees (Note B):
Trust Class	8	—	—	79	—	11	—	173	4	251
Advisor Class	—	—	—	373	29	—	—	—	5	—
Class A	11	1	82	8	162	29	151	238	8	303
Class C	30	1	236	24	100	29	400	226	18	549
Class R3	22	—	—	—	68	7	—	107	5	186
Shareholder servicing agent fees:
Investor Class	—	—	—	717	424	34	—	—	80	590
Trust Class	8	—	—	3	2	2	—	32	1	9
Advisor Class	—	—	—	4	2	—	—	—	1	—
Institutional Class	1	—	9	1	10	1	584	6	1	18
Class A	1	—	12	1	10	2	14	10	1	15
Class C	—	—	2	—	3	1	4	3	—	4
Class R3	1	—	—	—	5	—	—	4	1	3
Class R6	—	—	—	—	5	—	—	1	—	4
Organization expense (Note A)	—	70	—	—	—	—	—	—	—	—
Audit fees	62	29	28	62	28	28	28	61	28	28
Custodian and accounting fees	131	53	112	203	182	63	209	139	72	299
Insurance expense	8	—	22	48	40	3	68	23	2	80
Legal fees	71	60	72	86	70	69	69	70	66	71
Registration and filing fees	102	52	96	130	141	89	73	115	105	142
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	5	14	1	—	—	—	—
Shareholder reports	10	2	180	75	95	12	57	57	12	178
Trustees' fees and expenses	50	26	52	55	54	49	57	51	49	59
Interest expense	2	—	—	—	—	—	21	5	—	—
Miscellaneous	25	7	42	84	66	9	106	36	10	151
Total expenses	2,225	312	7,943	13,039	9,445	1,170	14,523	7,317	1,230	18,738

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2017	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017	For the Year Ended August 31, 2017
Expenses reimbursed by Management (Note B)	(165)	(300)	(237)	—	—	(12)	—	(1,434)	(395)	—
Investment management fees waived (Note B)	—	—	—	—	—	(164)	—	—	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	—	(167)	(79)	(22)	(1)	—	(4)	(94)
Total net expenses	2,060	12	7,706	12,872	9,366	972	14,522	5,883	831	18,644
Net investment income (loss)	$2,901	$9	$(2,945)	$18,367	$(2,312)	$931	$12,016	$8,324	$(597)	$16,348
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,839	69	39,725	143,188	110,017	4,958	137,938	40,372	14,135	145,794
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(74)	3	—	—	—	—	—	—	—	75
Option contracts written	—	—	—	142	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	26,795	241	73,200	47,439	57,664	8,449	187,940	(41,934)	104	129,369
Affiliated investment securities	—	—	(628)	—	—	—	—	—	—	—
Foreign currency	29	—	—	—	—	—	—	—	—	71
Option contracts written	—	—	—	51	—	—	—	—	—	—
Net gain (loss) on investments	33,589	313	112,297	190,820	167,681	13,407	325,878	(1,562)	14,239	275,309
Net increase (decrease) in net assets resulting from operations	$36,490	$322	$109,352	$209,187	$165,369	$14,338	$337,894	$6,762	$13,642	$291,657

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$397
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	11
Foreign taxes withheld (Note A)	—
Total income	$408
Expenses:
Investment management fees (Note B)	103
Administration fees (Note B)	9
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	12
Class A	9
Class C	6
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	11
Class C	29
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	2
Class C	—
Class R3	—
Class R6	—
Organization expense (Note A)	—
Audit fees	57
Custodian and accounting fees	36
Insurance expense	1
Legal fees	85
Registration and filing fees	47
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	3
Trustees' fees and expenses	49
Interest expense	—
Miscellaneous	3
Total expenses	463

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Year Ended August 31, 2017
Expenses reimbursed by Management (Note B)	(281)
Investment management fees waived (Note B)	—
Custodian out-of-pocket expenses refunded (Note G)	—
Total net expenses	182
Net investment income (loss)	$226
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,273
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Option contracts written	2
Net increase from payments by affiliates (Note B)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	240
Affiliated investment securities	—
Foreign currency	—
Option contracts written	1
Net gain (loss) on investments	2,516
Net increase (decrease) in net assets resulting from operations	$2,742

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2017	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$487	$280	$5,440	$3,015	$45,803	$52,236	$1,864	$4,443	$35,868	$40,519	$25	$21
Net realized gain (loss) on investments (Note A)	491	(120)	16,413	(32,525)	66,004	63,571	68,542	76,979	1,485,004	955,524	(69)	37
Net increase from payments by affiliates (Note B)	—	—	—	—	1	—	1	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	3,658	1,789	128,717	92,414	67,898	88,146	41,930	(36,876)	(437,834)	133,370	667	161
Net increase (decrease) in net assets resulting from operations	4,636	1,949	150,570	62,904	179,706	203,953	112,337	44,546	1,083,038	1,129,413	623	219
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(2,166)	(4,272)	(7,859)	(7,480)	—	—
Trust Class	—	—	—	—	—	—	(337)	(798)	(894)	(1,035)	—	—
Advisor Class	—	—	—	—	—	—	(53)	(115)	(765)	(419)	—	—
Institutional Class	(420)	—	(1,629)	(1,980)	(29,632)	(33,197)	(38)	(221)	(11,370)	(13,363)	(20)	(6)
Class A	(4)	—	(105)	(70)	(4,918)	(6,196)	(18)	(45)	—	—	(1)	—
Class C	(0)	—	—	—	(4,676)	(5,844)	(16)	(53)	—	—	—	—
Class R3	—	—	(1)	(2)	(40)	(65)	—	—	—	—	—	—
Class R6	(1)	—	(595)	(673)	—	—	—	—	(14,130)	(13,260)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(52,641)	(27,199)	(179,026)	(261,273)	—	—
Trust Class	—	—	—	—	—	—	(9,025)	(5,819)	(96,426)	(167,895)	—	—
Advisor Class	—	—	—	—	—	—	(1,043)	(710)	(36,943)	(69,131)	—	—
Institutional Class	—	—	—	—	(36,549)	(44,180)	(608)	(1,116)	(209,556)	(345,517)	(25)	—
Class A	—	—	—	—	(7,824)	(9,346)	(446)	(307)	—	—	(3)	—
Class C	—	—	—	—	(10,759)	(13,040)	(591)	(399)	—	—	(1)	—
Class R3	—	—	—	—	(78)	(112)	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(214,988)	(281,756)	—	—
Total distributions to shareholders	(425)	—	(2,330)	(2,725)	(94,476)	(111,980)	(66,982)	(41,054)	(771,957)	(1,161,129)	(50)	(6)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	5,643	5,207	202,685	166,774	—	—
Trust Class	—	—	—	—	—	—	1,253	1,694	147,223	131,035	—	—
Advisor Class	—	—	—	—	—	—	415	637	48,532	50,785	—	—
Institutional Class	9,350	20,184	330,877	113,068	280,182	179,243	2,633	2,431	774,017	868,352	177	615
Class A	1,581	716	42,186	15,370	27,595	30,839	234	463	—	—	56	202
Class C	2,908	601	2,423	567	16,974	25,033	312	522	—	—	9	19
Class R3	—	—	657	476	300	566	—	—	—	—	—	—
Class R6	—	1,000	9,077	11,499	—	—	—	—	654,289	656,719	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Year Ended August 31, 2017	Period from December 15, 2015 (Commencement of Operations) to August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	49,229	28,301	180,857	259,291	—	—
Trust Class	—	—	—	—	—	—	9,313	6,580	96,408	164,812	—	—
Advisor Class	—	—	—	—	—	—	1,094	825	36,009	64,441	—	—
Institutional Class	419	—	845	1,168	55,466	64,068	510	505	202,793	330,269	45	6
Class A	4	—	87	49	11,330	13,328	451	340	—	—	3	—
Class C	—	—	—	—	10,921	13,078	542	358	—	—	1	—
Class R3	—	—	—	1	71	120	—	—	—	—	—	—
Class R6	—	—	595	673	—	—	—	—	229,031	295,016	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(58,894)	(54,961)	(340,454)	(618,036)	—	—
Trust Class	—	—	—	—	—	—	(18,668)	(28,349)	(494,926)	(555,220)	—	—
Advisor Class	—	—	—	—	—	—	(1,437)	(3,048)	(132,686)	(267,459)	—	—
Institutional Class	(1,414)	(1,547)	(90,148)	(145,964)	(262,887)	(668,925)	(2,687)	(23,239)	(944,849)	(1,402,884)	(153)	(367)
Class A	(263)	(562)	(11,389)	(8,099)	(92,482)	(104,754)	(792)	(1,796)	—	—	(286)	(135)
Class C	(70)	(667)	(1,437)	(2,251)	(94,582)	(113,279)	(813)	(1,284)	—	—	(71)	(103)
Class R3	—	—	(627)	(183)	(1,330)	(1,912)	—	—	—	—	—	—
Class R6	(38)	(1,057)	(10,117)	(6,354)	—	—	—	—	(794,413)	(429,375)	—	—
Net increase (decrease) from Fund share transactions	12,477	18,668	273,029	(19,980)	(48,442)	(562,595)	(11,662)	(64,814)	(135,484)	(285,480)	(219)	237
Net Increase (Decrease) in Net Assets	16,688	20,617	421,269	40,199	36,788	(470,622)	33,693	(61,322)	175,597	(317,196)	354	450
Net Assets:
Beginning of year	20,617	—	456,180	415,981	1,656,264	2,126,886	713,377	774,699	10,644,248	10,961,444	4,290	3,840
End of year	$37,305	$20,617	$877,449	$456,180	$1,693,052	$1,656,264	$747,070	$713,377	$10,819,845	$10,644,248	$4,644	$4,290
Undistributed net investment income (loss) at end of year	$311	$284	$4,510	$1,800	$11,234	$5,133	$1,337	$2,377	$21,800	$22,874	$24	$21
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$41	$44	$708	$394	$8,775	$6,656	$18,387	$18,769	$2,901	$3,428	$9
Net realized gain (loss) on investments (Note A)	23	10	13,360	(11,779)	86,107	204,671	47,042	13,946	6,765	3,771	72
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(4)	383	18,893	25,024	91,586	(119,815)	168,036	29,718	26,824	1,260	241
Net increase (decrease) in net assets resulting from operations	60	437	32,961	13,639	186,468	91,512	233,465	62,433	36,490	8,459	322
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(6,263)	(7,114)	(449)	(510)	—	—	—
Trust Class	—	—	—	—	(588)	(694)	(155)	(126)	(84)	(91)	—
Advisor Class	—	—	—	—	(1)	(0)	—	—	—	—	—
Institutional Class	(66)	(44)	(359)	(857)	(523)	(699)	(16,444)	(12,200)	(3,092)	(2,723)	—
Class A	(11)	(12)	(1)	(6)	(49)	(63)	(159)	(269)	(48)	(35)	—
Class C	(5)	(3)	—	—	(6)	—	—	—	(11)	(7)	—
Class R3	—	—	—	—	(2)	(2)	—	—	(42)	(22)	—
Class R6	—	—	—	—	—	—	(776)	(499)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(108,442)	(109,463)	—	—	—	—	—
Trust Class	—	—	—	—	(10,943)	(14,321)	—	—	—	—	—
Advisor Class	—	—	—	—	(29)	(37)	—	—	—	—	—
Institutional Class	(9)	(0)	—	(11,719)	(6,846)	(8,681)	—	—	—	—	—
Class A	(1)	(0)	—	(270)	(916)	(1,333)	—	—	—	—	—
Class C	(1)	(0)	—	(17)	(330)	(316)	—	—	—	—	—
Class R3	—	—	—	—	(72)	(68)	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(93)	(59)	(360)	(12,869)	(135,010)	(142,791)	(17,983)	(13,604)	(3,277)	(2,878)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	10,414	9,981	5,500	8,007	—	—	—
Trust Class	—	—	—	—	4,820	4,128	6,540	7,668	276	703	—
Advisor Class	—	—	—	—	22	149	—	—	—	—	—
Institutional Class	—	1	22,865	47,239	17,432	12,277	464,902	490,552	48,560	15,103	643
Class A	213	4	20,057	8,257	1,444	4,814	28,258	50,530	1,941	2,006	624
Class C	—	16	283	—	376	631	2,776	7,343	481	121	111
Class R3	—	—	—	—	209	127	—	—	2,170	1,396	—
Class R6	—	—	—	—	—	—	94,389	18,266	9,237	—	200

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	108,145	109,903	432	491	—	—	—
Trust Class	—	—	—	—	11,422	14,782	150	122	81	88	—
Advisor Class	—	—	—	—	30	34	—	—	—	—	—
Institutional Class	75	12	106	4,363	7,112	8,851	14,597	10,984	3,030	2,673	—
Class A	4	8	—	273	906	1,331	92	163	43	31	—
Class C	1	—	—	16	220	212	—	—	3	2	—
Class R3	—	—	—	—	43	45	—	—	35	20	—
Class R6	—	—	—	—	—	—	775	498	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(108,871)	(124,444)	(14,532)	(26,294)	—	—	—
Trust Class	—	—	—	—	(27,795)	(43,451)	(15,813)	(16,752)	(1,042)	(3,237)	—
Advisor Class	—	—	—	—	(141)	(232)	—	—	—	—	—
Institutional Class	(67)	(12)	(37,308)	(62,736)	(16,746)	(50,412)	(390,004)	(240,561)	(78,386)	(27,684)	—
Class A	(387)	(18)	(2,503)	(10,239)	(3,205)	(79,367)	(70,145)	(40,438)	(2,306)	(1,364)	(387)
Class C	(15)	—	(181)	(31)	(1,281)	(714)	(6,033)	(4,269)	(1,670)	(657)	(11)
Class R3	—	—	—	—	(365)	(85)	—	—	(1,666)	(1,127)	—
Class R6	—	—	—	—	—	—	(15,680)	(6,388)	(628)	—	—
Net increase (decrease) from Fund share transactions	(176)	11	3,319	(12,858)	4,191	(131,440)	106,204	259,922	(19,841)	(11,926)	1,180

Net Increase (Decrease) in Net Assets	(209)	389	35,920	(12,088)	55,649	(182,719)	321,686	308,751	13,372	(6,345)	1,502
Net Assets:

Beginning of year	3,112	2,723	95,489	107,577	1,132,632	1,315,351	1,503,135	1,194,384	231,202	237,547	—
End of year	$2,903	$3,112	$131,409	$95,489	$1,188,281	$1,132,632	$1,824,821	$1,503,135	$244,574	$231,202	$1,502
Undistributed net investment income (loss) at end of year	$—	$1	$850	$336	$2,985	$2,687	$12,844	$13,044	$1,624	$2,074	$15
Distributions in excess of net investment income at end of year	$(35)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(2,945)	$(2,517)	$18,367	$15,124	$(2,312)	$(2,989)	$931	$852	$12,016	$19,635	$8,324	$9,963
Net realized gain (loss) on investments (Note A)	39,725	13,887	143,330	2,357	110,017	46,790	4,958	(701)	137,938	71,256	40,372	90,375
Net increase from payments by affiliates (Note B)	—	—	—	—	—	1,007	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	72,572	18,804	47,490	137,870	57,664	(68,458)	8,449	4,256	187,940	69,607	(41,934)	48,034
Net increase (decrease) in net assets resulting from operations	109,352	30,174	209,187	155,351	165,369	(23,650)	14,338	4,407	337,894	160,498	6,762	148,372
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(7,325)	(11,530)	—	—	(201)	(190)	—	—	—	—
Trust Class	—	—	(794)	(1,539)	—	—	(67)	(59)	—	—	(2,367)	(3,347)
Advisor Class	—	—	(1,953)	(2,955)	—	—	—	—	—	—	—	—
Institutional Class	—	—	(560)	(711)	—	—	(194)	(235)	(14,963)	(19,825)	(3,355)	(5,052)
Class A	—	—	(35)	(53)	—	—	(78)	(82)	(286)	(486)	(1,130)	(1,575)
Class C	—	—	(21)	(27)	—	—	(11)	(13)	(1)	(26)	(89)	(146)
Class R3	—	—	(1)	(1)	—	—	(7)	(7)	—	—	(199)	(232)
Class R6	—	—	—	—	—	—	—	—	—	—	(676)	(569)
Net realized gain on investments:
Investor Class	—	—	(32,301)	(76,307)	(19,685)	(33,896)	—	(4,071)	—	—	—	—
Trust Class	—	—	(3,644)	(11,016)	(1,759)	(4,306)	—	(1,358)	—	—	(21,699)	(17,429)
Advisor Class	—	—	(8,877)	(21,422)	(310)	(570)	—	—	—	—	—	—
Institutional Class	(8,811)	(20,020)	(1,923)	(4,239)	(13,469)	(34,461)	—	(3,332)	(45,915)	(56,652)	(26,621)	(24,580)
Class A	(609)	(2,291)	(158)	(367)	(2,041)	(5,057)	—	(1,707)	(1,735)	(2,628)	(12,376)	(9,296)
Class C	(365)	(1,408)	(141)	(334)	(276)	(525)	—	(474)	(1,065)	(1,252)	(2,889)	(2,189)
Class R3	—	—	(4)	(10)	(370)	(647)	—	(174)	—	—	(2,659)	(1,705)
Class R6	—	—	—	—	(9,481)	(11,059)	—	—	—	—	(4,843)	(2,354)
Total distributions to shareholders	(9,785)	(23,719)	(57,737)	(130,511)	(47,391)	(90,521)	(558)	(11,702)	(63,965)	(80,869)	(78,903)	(68,474)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	17,941	15,530	9,599	30,726	1,561	2,183	—	—	—	—
Trust Class	—	—	6,699	4,646	9,850	13,829	546	434	—	—	12,240	22,476
Advisor Class	—	—	13,478	11,413	3,126	4,806	—	—	—	—	—	—
Institutional Class	293,161	334,188	41,776	7,155	68,136	135,219	8,815	7,328	171,779	93,383	51,910	87,082
Class A	15,111	30,062	2,779	1,185	10,173	34,869	2,066	4,006	25,355	13,768	21,145	37,989
Class C	3,229	6,203	1,131	776	1,070	5,176	507	1,122	6,279	5,123	954	2,210
Class R3	—	—	196	3	3,705	6,637	434	604	—	—	5,625	8,186
Class R6	—	—	—	—	66,750	135,445	—	—	—	—	10,995	17,098

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	38,220	84,421	18,588	31,963	191	4,057	—	—	—	—
Trust Class	—	—	4,359	12,472	1,758	4,301	67	1,391	—	—	23,899	20,576
Advisor Class	—	—	10,811	23,911	249	461	—	—	—	—	—	—
Institutional Class	7,762	17,259	2,396	4,727	13,315	34,137	190	3,513	11,082	12,661	25,843	23,584
Class A	589	2,112	190	402	1,933	4,971	68	1,394	1,939	2,761	12,849	10,136
Class C	298	1,094	132	246	264	500	8	254	955	1,106	2,569	1,968
Class R3	—	—	—	8	323	591	6	171	—	—	2,647	1,808
Class R6	—	—	—	—	9,371	10,862	—	—	—	—	5,519	2,922
Payments for shares redeemed:
Investor Class	—	—	(102,947)	(112,554)	(40,667)	(46,371)	(5,318)	(8,233)	—	—	—	—
Trust Class	—	—	(20,992)	(43,086)	(33,896)	(36,422)	(1,582)	(2,571)	—	—	(69,683)	(105,898)
Advisor Class	—	—	(36,688)	(43,929)	(3,916)	(3,648)	—	—	—	—	—	—
Institutional Class	(162,730)	(168,231)	(27,421)	(42,832)	(98,781)	(237,894)	(6,333)	(19,558)	(370,505)	(615,578)	(118,324)	(220,377)
Class A	(46,279)	(31,554)	(2,708)	(1,221)	(41,744)	(53,600)	(8,521)	(5,823)	(56,386)	(48,887)	(56,424)	(80,084)
Class C	(9,286)	(7,010)	(1,276)	(1,365)	(3,623)	(2,505)	(2,112)	(842)	(11,958)	(14,416)	(10,807)	(7,907)
Class R3	—	—	(66)	(13)	(6,143)	(5,380)	(579)	(449)	—	—	(11,595)	(9,775)
Class R6	—	—	—	—	(32,175)	(33,454)	—	—	—	—	(12,130)	(8,819)
Net increase (decrease) from Fund share transactions	101,855	184,123	(51,990)	(78,105)	(42,735)	35,219	(9,986)	(11,019)	(221,460)	(550,079)	(102,768)	(196,825)
Net Increase (Decrease) in Net Assets	201,422	190,578	99,460	(53,265)	75,243	(78,952)	3,794	(18,314)	52,469	(470,450)	(174,909)	(116,927)
Net Assets:
Beginning of year	681,031	490,453	1,354,963	1,408,228	1,096,250	1,175,202	89,191	107,505	1,869,848	2,340,298	689,431	806,358
End of year	$882,453	$681,031	$1,454,423	$1,354,963	$1,171,493	$1,096,250	$92,985	$89,191	$1,922,317	$1,869,848	$514,522	$689,431
Undistributed net investment income (loss) at end of year	$(100)	$(113)	$14,558	$10,386	$—	$(1,654)	$294	$—	$7,156	$10,815	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(597)	$(582)	$16,348	$17,184	$226	$173
Net realized gain (loss) on investments (Note A)	14,135	(12,590)	145,869	91,678	2,275	(848)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	104	8,835	129,440	119,695	241	1,907
Net increase (decrease) in net assets resulting from operations	13,642	(4,337)	291,657	228,557	2,742	1,232
Distributions to Shareholders From (Note A):
Investor Class	—	—	(4,454)	(4,849)	—	—
Trust Class	—	—	(2,808)	(3,097)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(6,309)	(6,167)	(84)	(141)
Class A	—	—	(1,404)	(1,475)	(25)	(53)
Class C	—	—	(226)	(188)	(19)	(3)
Class R3	—	—	(316)	(265)	—	—
Class R6	—	—	(2,872)	(2,260)	—	—
Net realized gain on investments:
Investor Class	—	(2,547)	(26,356)	(40,560)	—	—
Trust Class	—	(255)	(16,367)	(26,827)	—	—
Advisor Class	—	(199)	—	—	—	—
Institutional Class	—	(998)	(28,362)	(39,602)	—	(126)
Class A	—	(225)	(8,167)	(12,413)	—	(69)
Class C	—	(188)	(3,469)	(4,776)	—	(7)
Class R3	—	(105)	(2,219)	(2,843)	—	—
Class R6	—	—	(11,964)	(13,351)	—	—
Total distributions to shareholders	—	(4,517)	(115,293)	(158,673)	(128)	(399)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,555	968	62,120	75,553	—	—
Trust Class	142	312	34,508	35,105	—	—
Advisor Class	187	467	—	—	—	—
Institutional Class	3,103	2,475	212,400	212,232	7,485	2,513
Class A	1,104	1,084	30,087	27,754	5,668	406
Class C	551	451	10,542	9,208	2,937	126
Class R3	444	1,026	14,587	9,985	—	—
Class R6	—	—	91,598	167,892	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	2,498	29,967	43,969	—	—
Trust Class	—	249	19,071	29,722	—	—
Advisor Class	—	196	—	—	—	—
Institutional Class	—	680	31,378	41,836	84	267
Class A	—	222	8,921	12,834	25	105
Class C	—	170	3,144	4,114	19	10
Class R3	—	84	2,408	3,009	—	—
Class R6	—	—	14,836	15,611	—	—
Payments for shares redeemed:
Investor Class	(5,968)	(4,410)	(159,318)	(167,651)	—	—
Trust Class	(1,503)	(925)	(101,908)	(110,618)	—	—
Advisor Class	(937)	(962)	—	—	—	—
Institutional Class	(2,725)	(11,757)	(207,457)	(251,018)	(7,469)	(7,301)
Class A	(1,946)	(2,448)	(58,324)	(48,836)	(7,567)	(4,190)
Class C	(684)	(756)	(13,306)	(11,809)	(274)	(161)
Class R3	(671)	(925)	(10,924)	(9,928)	—	—
Class R6	—	—	(144,516)	(49,013)	—	—
Net increase (decrease) from Fund share transactions	(6,348)	(11,301)	(130,186)	39,951	908	(8,225)
Net Increase (Decrease) in Net Assets	7,294	(20,155)	46,178	109,835	3,522	(7,392)
Net Assets:
Beginning of year	66,256	86,411	2,346,846	2,237,011	13,477	20,869
End of year	$73,550	$66,256	$2,393,024	$2,346,846	$16,999	$13,477
Undistributed net investment income (loss) at end of year	$(405)	$—	$10,306	$12,472	$210	$150
Distributions in excess of net investment income at end of year	$—	$(348)	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and nine offer Class R6 shares. International Small Cap had no operations until December 8, 2016, other than matters relating to its organization and registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, exchange-traded options purchased and options written, convertible preferred stocks and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs).

Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information that may include trade execution data and sensitivity analysis and adjustments (generally Level 2 inputs), when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2017 were $115, $66,229, $175,236, $55, $87,646, $12,300, $148,552, $15,115, $37,258, $1,059, $44,128, $146,119, and $674, for Equity Income, Focus, Genesis, Global Equity, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, Socially Responsive and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except International Small Cap, to continue to, and the intention of International Small Cap, to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2017, the Funds did not have any unrecognized tax positions.

At August 31, 2017, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$31,745	$5,737	$294	$5,443
Emerging Markets Equity	701,677	192,080	17,643	174,437
Equity Income	1,408,414	289,174	12,465	276,709
Focus	628,535	127,570	8,692	118,878
Genesis	6,286,098	4,660,867	169,420	4,491,447
Global Equity	3,744	1,024	92	932
Global Real Estate	2,842	275	128	147
Greater China Equity	107,443	23,036	490	22,546
Guardian	977,047	233,683	22,586	211,097
International Equity	1,559,322	315,115	53,939	261,176
International Select	195,134	55,255	6,689	48,566
International Small Cap	1,359	254	18	236
Intrinsic Value	758,922	169,478	41,603	127,875
Large Cap Value	1,304,676	177,111	15,678	161,433
Mid Cap Growth	899,472	279,281	6,553	272,728
Mid Cap Intrinsic Value	76,890	21,176	4,822	16,354
Multi-Cap Opportunities	1,286,249	644,608	5,039	639,569
Real Estate	466,117	62,819	16,020	46,799
Small Cap Growth	64,609	9,871	1,277	8,594
Socially Responsive	1,747,699	740,679	94,627	646,052
Value	15,842	1,559	223	1,336

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains, distributions re-designated, partnership adjustments, net operating losses, prior year REIT/non REIT adjustments, non-taxable distributions from underlying investments, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees, deemed distributions on shareholder redemptions, amortization of bond premium, prior period adjustments, prior year partnership basis adjustments, expiration of capital loss carryforwards, return of capital distributions, tax adjustments related to REITs, redemptions in kind reversal, non-deductible foreign capital gain taxes, non-deductible excise tax and bond basis adjustments. For the year ended August 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Dividend Growth	$16,049	$(35,205)	$19,156
Emerging Markets Equity	—	(400,296)	400,296
Equity Income	10,609,392	(436,468)	(10,172,924)

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Focus	$5,585,927	$(275,980)	$(5,309,947)
Genesis	296,894,581	(1,923,545)	(294,971,036)
Global Equity	—	(776)	776
Global Real Estate	(1,153)	4,605	(3,452)
Greater China Equity	25,003	165,641	(190,644)
Guardian	8,211,607	(1,045,113)	(7,166,494)
International Equity	(96,509,888)	(603,796)	97,113,684
International Select	—	(73,771)	73,771
International Small Cap	(2,160)	5,805	(3,645)
Intrinsic Value	5,734,744	2,958,481	(8,693,225)
Large Cap Value	7,139,811	(3,505,987)	(3,633,824)
Mid Cap Growth	4,591,046	3,966,131	(8,557,177)
Mid Cap Intrinsic Value	258,355	(78,653)	(179,702)
Multi-Cap Opportunities	12,483,520	(425,300)	(12,058,220)
Real Estate	11,637,178	(508,092)	(11,129,086)
Small Cap Growth	(548,416)	539,486	8,930
Socially Responsive	17,805,126	(124,462)	(17,680,664)
Value	357,551	(38,772)	(318,779)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2017		2016		2017		2016		2017		2016		2017		2016
Dividend Growth	$424,723		$—	(a)	$—		$—	(a)	$—		$—	(a)	$424,723		$—	(a)
Emerging Markets Equity	2,329,876		2,725,387		—		—		—		—		2,329,876		2,725,387
Equity Income	39,266,540		45,301,642		55,209,628		66,678,398		—		—		94,476,168		111,980,040
Focus	4,063,802		5,504,703		62,918,885		35,550,318		—		—		66,982,687		41,055,021
Genesis	43,971,041		35,557,259		727,986,249		1,125,571,976		—		—		771,957,290		1,161,129,235
Global Equity	20,547		6,357		29,438		—		—		—		49,985		6,357
Global Real Estate	93,198		58,229		—		341		—		—		93,198		58,570
Greater China Equity	359,921		12,868,372		—		—		—		—		359,921		12,868,372
Guardian	9,321,117		8,572,126		125,688,817		134,218,623		—		—		135,009,934		142,790,749
International Equity	17,982,686		13,604,543		—		—		—		—		17,982,686		13,604,543
International Select	3,276,565		2,878,253		—		—		—		—		3,276,565		2,878,253
International Small Cap	—	(b)	—		—	(b)	—		—	(b)	—		—	(b)	—

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Intrinsic Value	$2,063,474	$733,120	$7,721,689	$22,985,868	$—	$—	$9,785,163	$23,718,988
Large Cap Value	35,514,012	16,816,512	22,223,369	113,694,976	—	—	57,737,381	130,511,488
Mid Cap Growth	2,131,672	—	45,259,954	90,521,333	—	—	47,391,626	90,521,333
Mid Cap Intrinsic Value	558,393	1,384,820	—	10,316,948	—	—	558,393	11,701,768
Multi-Cap Opportunities	15,250,634	20,337,175	48,714,824	60,531,847	—	—	63,965,458	80,869,022
Real Estate	17,350,353	15,994,363	61,552,296	52,479,919	—	—	78,902,649	68,474,282
Small Cap Growth	—	2,335,252	—	2,181,399	—	—	—	4,516,651
Socially Responsive	18,388,890	20,668,806	96,903,943	138,003,445	—	—	115,292,833	158,672,251
Value	128,375	197,220	—	202,164	—	—	128,375	399,384

(a)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(b)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$311,246	$393,456	$5,443,004	$—	$—	$6,147,706
Emerging Markets Equity	6,837,225	—	174,054,496	(51,326,244)	(29,192)	129,536,285
Equity Income	11,594,731	54,774,008	276,720,357	—	(361,574)	342,727,522
Focus	33,183,179	24,488,578	118,877,960	—	(93,053)	176,456,664
Genesis	52,918,586	1,006,454,962	4,491,448,738	—	(1)	5,550,822,285
Global Equity	24,582	—	931,056	(77,199)	2	878,441
Global Real Estate	—	—	146,673	—	(2,128)	144,545
Greater China Equity	7,684,733	3,958,343	22,554,954	(9,655,400)	(21,458)	24,521,172
Guardian	15,563,995	54,869,230	211,084,499	—	(16,950)	281,500,774
International Equity	12,839,947	—	261,217,197	(74,012,423)	(1,212)	200,043,509
International Select	1,648,334	—	48,564,673	(23,982,792)	(24,435)	26,205,780
International Small Cap	87,622		236,219			323,841
Intrinsic Value	5,528,025	23,369,654	127,874,511	—	(100,386)	156,671,804
Large Cap Value	51,481,947	47,386,914	161,433,333	—	—	260,302,194
Mid Cap Growth	9,030,581	77,009,185	272,727,656	—	—	358,767,422
Mid Cap Intrinsic Value	293,922	3,873,515	16,353,831	—	(1)	20,521,267
Multi-Cap Opportunities	7,156,056	124,906,506	639,569,086	—	—	771,631,648
Real Estate	—	18,695,791	46,798,903	—	2	65,494,696
Small Cap Growth	—	1,129,307	8,594,036	(405,162)	—	9,318,181
Socially Responsive	21,082,770	79,751,995	646,057,799	—	—	746,892,564
Value	888,588	373,443	1,336,186	—	2	2,598,219

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles, capital loss carryforwards, mark-to-market on spot contracts, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, partnership basis adjustments, non-REIT income adjustments, convertible bond income adjustments, non-REIT non-taxable adjustments, loss limitation due to ownership change and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2018
International Equity	$74,012,423
International Select	23,982,792

	Post-Enactment (No Expiration Date)
	Long-Term		Short-Term
Emerging Markets Equity	$29,832,686		$21,493,558
Global Equity	77,199		—
Greater China Equity	1,393,252	*	8,262,148	*

*  Future utilization is limited under current tax regulations.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2017, Dividend Growth, Emerging Markets Equity, Global Real Estate, Greater China Equity, International Equity, International Select, Small Cap Growth and Value utilized capital loss carryforwards of $96,027, $17,436,066, $6,724, $1,258,481, $47,147,816, $7,088,015, $12,782,825 and $408,265, respectively.

During the year ended August 31, 2017, International Equity had capital loss carryforwards expire of $96,509,888.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2017, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Small Cap Growth	$405,162	$—	$—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At August 31, 2017, Emerging Markets Equity had accrued capital gains taxes of $386,149 which is reflected in the Statements of Assets and Liabilities.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax. Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2016, $43,359 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain (loss) on investments in the Statements of Changes in Net Assets. During the year ended August 31, 2017, $6,061 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain/(loss) on sales of investment securities of unaffiliated issuers in the Statements of Operations. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2017, these Funds estimated these amounts for the period January 1, 2017 to August 31, 2017 within the financial statements because the 2017 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2017, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by International Small Cap in connection with its organization, which amounted to $70,462 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the year ended August 31, 2017, Equity Income, Focus, Guardian, Large Cap Value and Value used options written and Focus and Guardian used purchased option contracts ("options purchased"). Equity Income used options written to generate incremental returns. Focus used options written to enhance total return; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance returns and to gain exposure to certain securities. Focus used options purchased for hedging purposes and as a risk management tool. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Value and Value used options written to enhance total return and to efficiently manage risk exposures.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

At August 31, 2017, Equity Income, Focus, Guardian, Large Cap Value and Value had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk, exposure.

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Focus
Options purchased	Investments in securities, at value	$36	$36
Total Value—Assets		$36	$36
Guardian
Options purchased	Investments in securities, at value	$143	$143
Total Value—Assets		$143	$143

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(1,692)	$(1,692)
Total Value—Liabilities		$(1,692)	$(1,692)
Focus
Options written	Option contracts written, at value	$(240)	$(240)
Total Value—Liabilities		$(240)	$(240)
Guardian
Options written	Option contracts written, at value	$(568)	$(568)
Total Value—Liabilities		$(568)	$(568)
Large Cap Value
Options written	Option contracts written, at value	$(262)	$(262)
Total Value—Liabilities		$(262)	$(262)
Value
Options written	Option contracts written, at value	$(3)	$(3)
Total Value—Liabilities		$(3)	$(3)

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2017, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain (loss) on: Option contracts written	$1,922	$1,922
Total Realized Gain/(Loss)		$1,922	$1,922

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Focus
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$(106)	$(106)
Options written	Net realized gain (loss) on: Option contracts written	1,046	1,046
Total Realized Gain/(Loss)		$940	$940
Guardian
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$(387)	$(387)
Options written	Net realized gain (loss) on: Option contracts written	2,712	2,712
Total Realized Gain/(Loss)		$2,325	$2,325
Large Cap Value
Options written	Net realized gain (loss) on: Option contracts written	$142	$142
Total Realized Gain/(Loss)		$142	$142
Value
Options written	Net realized gain (loss) on: Option contracts written	$2	$2
Total Realized Gain/(Loss)		$2	$2

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(426)	$(426)
Total Change in Appreciation/(Depreciation)		$(426)	$(426)
Focus
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$(17)	$(17)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(102)	(102)
Total Change in Appreciation/(Depreciation)		$(119)	$(119)
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$(58)	$(58)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	127	127
Total Change in Appreciation/(Depreciation)		$69	$69
Large Cap Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$51	$51
Total Change in Appreciation/(Depreciation)		$51	$51
Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$1	$1
Total Change in Appreciation/(Depreciation)		$1	$1

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus, Guardian, Large Cap Value and Value did not hold any derivative instruments during the year ended August 31, 2017 that require additional disclosures pursuant to ASC 815.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended August 31, 2017, Genesis realized $129,534,612 of net gain on $216,264,840 of in-kind redemptions.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis(a), Intrinsic Value, and Small Cap Growth:
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
	1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(b):
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For International Small Cap:
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(b), Socially Responsive and Value:
	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Global Equity(c):
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
	1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(a)  Effective April 25, 2017, the investment management fee is 0.60% of average daily net assets in excess of $14 billion for Genesis.

(b)  Effective June 1, 2017, Management has voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of International Equity (0.18% effective May 1, 2015). Effective December 19, 2016, Management has voluntarily agreed to waive its management fee in the amount of 0.19% of the average daily net assets of Mid Cap Intrinsic Value (0.15% effective September 1, 2016, 2.89% effective August 31, 2016, 1.21% effective August 23, 2016, 0.11% effective November 1, 2015). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the year ended August 31, 2017, such waived fees amounted to $(2,700,998) and $(163,915) for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

(c)  Prior to December 8, 2016, Global Equity paid Management a fee at the annual rate of 0.750% of the first $250 million of the Fund's average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

Accordingly, for the year ended August 31, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.98%		Intrinsic Value	0.80%
Equity Income	0.48%		Large Cap Value	0.49%
Focus	0.53%		Mid Cap Growth	0.51%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Global Equity	0.60%		Multi-Cap Opportunities	0.53%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.50%		Socially Responsive	0.47%
International Equity	0.79	%(a)	Value	0.55%
International Select	0.55%

(a)  0.62% annual effective net rate of the Fund's average daily net assets.

(b)  0.37% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Investor Class, Class A, Class C and Class R3; 0.34% for each of Trust Class and Advisor Class; 0.09% for Institutional

Class and 0.02% for Class R6, each as a percentage of its average daily net assets). Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for each of Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2017, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Genesis Institutional Class	$111,353
Genesis Class R6	65,989
International Equity Institutional Class	211,730
International Equity Class A	7,768
International Equity Class C	774
Large Cap Value Institutional Class	5,448
Mid Cap Growth Class A	12,921
Mid Cap Growth Class C	625
Mid Cap Intrinsic Value Trust Class	1,431

			Expenses Reimbursed in Year Ending August 31,
			2015	2016		2017
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019		2020
Dividend Growth Institutional Class	0.69%	8/31/20	$—	$215,047	(b)	$258,355
Dividend Growth Class A	1.05%	8/31/20	—	9,994	(b)	8,372
Dividend Growth Class C	1.80%	8/31/20	—	9,444	(b)	20,432

				Expenses Reimbursed in Year Ending August 31,
				2015		2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019	2020
Dividend Growth Class R6	0.62%		8/31/20	$—		$15,585 (b)	$484
Emerging Markets Equity Institutional Class	1.25%		8/31/20	744,668		528,129	460,088
Emerging Markets Equity Class A	1.50%		8/31/20	48,822		54,600	91,792
Emerging Markets Equity Class C	2.25%		8/31/20	19,353		13,399	11,097
Emerging Markets Equity Class R3	1.91%		8/31/20	1,334		1,403	1,161
Emerging Markets Equity Class R6	1.18%		8/31/20	135,893		127,742	88,158
Equity Income Institutional Class	0.80%		8/31/20	—		—	—
Equity Income Class A	1.16%		8/31/20	—		—	—
Equity Income Class C	1.91%		8/31/20	—		—	—
Equity Income Class R3	1.41%		8/31/20	—		—	—
Focus Trust Class	1.50%		8/31/20	—		—	—
Focus Advisor Class	1.50%		8/31/22	—		—	—
Focus Institutional Class	0.75%		8/31/20	1,518		755	209
Focus Class A	1.11%		8/31/20	1,255		1,451	580
Focus Class C	1.86%		8/31/20	708		893	336
Genesis Trust Class	1.50%		8/31/20	—		—	—
Genesis Advisor Class	1.50%		8/31/22	—		—	—
Genesis Institutional Class	0.85%		8/31/22	—		—	—
Genesis Class R6	0.78	%(c)	8/31/20	—		—	—
Global Equity Institutional Class	0.75	%(d)	8/31/20	249,720		240,098	239,590
Global Equity Class A	1.11	%(d)	8/31/20	14,226		38,361	24,676
Global Equity Class C	1.86	%(d)	8/31/20	5,783		16,073	8,112
Global Real Estate Institutional Class	1.00%		8/31/20	185,406	(e)	197,159	202,973
Global Real Estate Class A	1.36%		8/31/20	58,526	(e)	64,529	38,044
Global Real Estate Class C	2.11%		8/31/20	24,504	(e)	25,169	25,661
Greater China Equity Institutional Class	1.50%		8/31/20	126,917		229,329	164,058
Greater China Equity Class A	1.86%		8/31/20	5,487		7,590	9,343
Greater China Equity Class C	2.61%		8/31/20	301		320	321
Guardian Trust Class	1.50%		8/31/20	—		—	—
Guardian Advisor Class	1.50%		8/31/22	—		—	—
Guardian Institutional Class	0.75%		8/31/20	—		—	—
Guardian Class A	1.11%		8/31/20	—		—	—
Guardian Class C	1.86%		8/31/20	—		—	—
Guardian Class R3	1.36%		8/31/20	82		148	88
International Equity Investor Class	1.40%		8/31/20	—		—	—
International Equity Trust Class	2.00%		8/31/22	—		—	—
International Equity Institutional Class	0.85%		8/31/22	—		—	—

				Expenses Reimbursed in Year Ending August 31,
				2015	2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020
International Equity Class A	1.21%		8/31/20	$—	$10,042	$—
International Equity Class C	1.96%		8/31/20	280	2,521	—
International Equity Class R6	0.78%		8/31/20	—	—	—
International Select Trust Class	1.15	%(f)	8/31/20	9,396	12,258	12,594
International Select Institutional Class	0.80	%(f)	8/31/20	59,089	91,989	141,368
International Select Class A	1.16	%(f)(g)	8/31/20	526	1,276	3,083
International Select Class C	1.91	%(f)	8/31/20	1,857	1,955	2,278
International Select Class R3	1.41	%(f)	8/31/20	1,371	2,218	3,513
International Select Class R6	0.73%		8/31/20	—	—	1,906	(h)
International Small Cap Institutional Class	1.05%		8/31/20	—	—	159,342	(i)
International Small Cap Class A	1.41%		8/31/20	—	—	65,158	(i)
International Small Cap Class C	2.16%		8/31/20	—	—	25,270	(i)
International Small Cap Class R6	0.98%		8/31/20	—	—	50,711	(i)
Intrinsic Value Institutional Class	1.00%		8/31/20	339,659	357,588	205,715
Intrinsic Value Class A	1.36%		8/31/20	36,399	58,200	21,955
Intrinsic Value Class C	2.11%		8/31/20	20,071	22,495	9,376
Large Cap Value Trust Class	1.50%		8/31/20	—	—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—	—
Large Cap Value Institutional Class	0.70%		8/31/20	—	983	—
Large Cap Value Class A	1.11%		8/31/20	—	—	—
Large Cap Value Class C	1.86%		8/31/20	—	—	—
Large Cap Value Class R3	1.36%		8/31/20	150	126	70
Mid Cap Growth Trust Class	1.50%		8/31/20	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/20	—	—	—
Mid Cap Growth Class A	1.11%		8/31/20	—	—	—
Mid Cap Growth Class C	1.86%		8/31/20	1,402	1,762	—
Mid Cap Growth Class R3	1.36%		8/31/20	1,071	2,657	80
Mid Cap Growth Class R6	0.68%		8/31/20	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	3,825	8,167	—
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/20	9,129	24,711	5,015
Mid Cap Intrinsic Value Class A	1.21%		8/31/20	6,396	17,891	4,690
Mid Cap Intrinsic Value Class C	1.96%		8/31/20	1,380	4,388	1,218
Mid Cap Intrinsic Value Class R3	1.46%		8/31/20	508	1,736	629
Multi-Cap Opportunities Institutional Class	1.00%		8/31/20	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/20	—	—	—

				Expenses Reimbursed in Year Ending August 31,
				2015	2016	2017
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020
Multi-Cap Opportunities Class C	2.11%		8/31/20	$—	$—	$—
Real Estate Trust Class	1.50	%(g)	8/31/22	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	815,170	588,136	418,961
Real Estate Class A	1.21%		8/31/20	344,493	261,138	193,727
Real Estate Class C	1.96%		8/31/20	82,751	62,906	47,102
Real Estate Class R3	1.46%		8/31/20	50,187	50,219	46,018
Real Estate Class R6	0.78%		8/31/20	58,201	70,754	85,221
Small Cap Growth Investor Class	1.30	%(g)	8/31/22	192,273	243,435	221,840
Small Cap Growth Trust Class	1.40	%(g)	8/31/22	25,160	24,155	19,320
Small Cap Growth Advisor Class	1.60	%(g)	8/31/22	12,075	10,968	8,126
Small Cap Growth Institutional Class	0.90%		8/31/20	110,976	94,448	61,816
Small Cap Growth Class A	1.26%		8/31/20	26,864	26,066	20,750
Small Cap Growth Class C	2.01%		8/31/20	10,703	13,463	11,214
Small Cap Growth Class R3	1.51%		8/31/20	4,955	8,774	6,935
Socially Responsive Trust Class	1.50%		8/31/20	—	—	—
Socially Responsive Institutional Class	0.75%		8/31/20	—	—	—
Socially Responsive Class A	1.11%		8/31/20	—	—	—
Socially Responsive Class C	1.86%		8/31/20	—	—	—
Socially Responsive Class R3	1.36%		8/31/20	—	—	—
Socially Responsive Class R6	0.68%		8/31/20	—	—	—
Value Institutional Class	0.75	%(g)	8/31/20	166,414	172,294	165,002
Value Class A	1.11	%(g)	8/31/20	98,718	87,821	66,962
Value Class C	1.86	%(g)	8/31/20	7,048	9,526	41,187

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(c)  From October 16, 2017, the contractual expense limitation is 0.75%.

(d)  Prior to December 8, 2016, the contractual expense limitation was 1.15% for Institutional Class, 1.51% for Class A and 2.26% for Class C.

(e)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(f)  Prior to December 8, 2016, the contractual expense limitation was 1.25% for Trust Class, 0.90% for Institutional Class, 1.30% for Class A, 2.00% for Class C and 1.51% for Class R3.

(g)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses, so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below:

Class	Voluntary Expense Limitation		Expenses Voluntarily Waived in Year Ending August 31, 2017 Not Subject to Repayment(j)
International Select Class A	1.24	%(k)	$733
Real Estate Trust Class	1.04%		643,395
Small Cap Growth Investor Class	1.21%		41,834
	Effective September 1, 2015
Small Cap Growth Trust Class	1.37%		1,215
Small Cap Growth Advisor Class	1.51%		1,652
	Effective December 30, 2015
Value Institutional Class*	0.70%		5,703
	Effective March 15, 2017
Value Class A**	1.07%		1,487
	Effective June 15, 2016
Value Class C***	1.82%		1,139

*  0.71% from September 18, 2015 to December 29, 2015; 0.70% from June 22, 2015 to September 17, 2015; 0.69% from March 13, 2015 to June 21, 2015; 0.70% prior to March 13, 2015.

**  1.08% from June 15, 2016 to March 14, 2017; 1.09% from December 30, 2015 to June 14, 2016; 1.10% from September 18, 2015 to December 29, 2015; 1.07% from June 22, 2015 to September 17, 2015; 1.10% from March 13, 2015 to June 21, 2015; 1.08% from December 12, 2014 to March 12, 2015; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014.

***  1.83% from September 18, 2015 to June 14, 2016; 1.82% from March 13, 2015 to September 17, 2015; 1.83% from December 12, 2014 to March 12, 2015; 1.86% prior to December 12, 2014.

(h)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(i)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(j)  Voluntary reimbursements are not subject to recovery by Management and are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value.

(k)  Voluntary waiver terminated on December 7, 2016, due to the lower contractual expense limitation which went effective December 8, 2016.

As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the sub-adviser to Neuberger Berman Greater China Equity Fund, replacing Neuberger Berman Asia Limited. The nature and level of the services provided under the new Sub-Advisory Agreement are the same as under the previous Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

Neuberger Berman LLC ("Neuberger Berman"), as the sub-adviser to each Fund (except Greater China Equity), was retained by Management through December 31, 2015, to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger Berman and/or Management. As a result of the entity consolidation described on page 73 of this Annual Report, the services previously provided by Neuberger Berman under the subadvisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$1,158	$—	$—	$—
Dividend Growth Class C	—	5,376	—	—
Emerging Markets Equity Class A	6,525	—	—	—
Emerging Markets Equity Class C	—	429	—	—
Equity Income Class A	23,386	—	—	—
Equity Income Class C	—	15,079	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
Global Equity Class A	1	—	—	—
Global Equity Class C	—	2	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	32	—	—
Greater China Equity Class A	1,002	—	—	—
Greater China Equity Class C	—	448	—	—
Guardian Class A	449	—	—	—
Guardian Class C	—	7	—	—
International Equity Class A	9,314	—	—	—
International Equity Class C	—	2,942	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Select Class A	$19	$—	$—	$—
International Select Class C	—	14	—	—
International Small Cap Class A(a)	—	—	—	—
International Small Cap Class C(a)	—	104	—	—
Intrinsic Value Class A	5,260	—	—	—
Intrinsic Value Class C	—	2,169	—	—
Large Cap Value Class A	1,749	—	—	—
Large Cap Value Class C	—	1,231	—	—
Mid Cap Growth Class A	6,449	—	—	—
Mid Cap Growth Class C	—	4,094	—	—
Mid Cap Intrinsic Value Class A	896	—	—	—
Mid Cap Intrinsic Value Class C	—	1,512	—	—
Multi-Cap Opportunities Class A	23,704	—	—	—
Multi-Cap Opportunities Class C	—	3,713	—	—
Real Estate Class A	2,304	—	—	—
Real Estate Class C	—	6,170	—	—
Small Cap Growth Class A	790	—	—	—
Small Cap Growth Class C	—	188	—	—
Socially Responsive Class A	41,720	—	—	—
Socially Responsive Class C	—	8,939	—	—
Value Class A	4,215	—	—	—
Value Class C	—	1,251	—	—

(a)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

For the year ended August 31, 2017, Equity Income and Focus each recorded a capital contribution from Management in the amount of $1,250 and $1,145, respectively. These amounts were paid in connection with losses incurred in the execution of a trade for Equity Income and valuation of a corporate action for Focus.

For the year ended August 31, 2016, Mid Cap Growth recorded a capital contribution from Management in the amount of $1,006,679. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the year ended August 31, 2017, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$22,411	$11,621	International Small Cap(a)	$1,774	$576
Emerging Markets Equity	395,291	143,251	Intrinsic Value	258,737	179,634
Equity Income	871,269	1,002,903	Large Cap Value	948,628	1,140,328
Focus	503,818	552,949	Mid Cap Growth	508,405	595,373
Genesis	2,185,685	2,855,300	Mid Cap Intrinsic Value	27,672	37,527
Global Equity	681	999	Multi-Cap Opportunities	418,457	695,914
Global Real Estate	1,645	1,802	Real Estate	255,990	415,365

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Greater China Equity	$108,885	$106,803	Small Cap Growth	$143,962	$150,244
Guardian	414,937	503,244	Socially Responsive	590,853	830,565
International Equity	530,309	422,280	Value	19,142	18,916
International Select	61,425	78,867

(a)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

During the year ended August 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2017 and August 31, 2016 was as follows:

	For the Year Ended August 31, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Dividend Growth:
Institutional Class	767	36		(118)	685	1,972	—		(142)	1,830	(a)
Class A	128	0	[z]	(21)	107	70	—		(50)	20	(a)
Class C	246	0	[z]	(5)	241	60	—		(60)	0	z(a)
Class R6	—	—		(3)	(3)	100	—		(95)	5	(a)
Emerging Markets Equity:
Institutional Class	19,088	56		(5,318)	13,826	7,953	83		(10,171)	(2,135)
Class A	2,492	6		(679)	1,819	1,078	3		(570)	511
Class C	143	—		(88)	55	41	—		(165)	(124)
Class R3	39	0	[z]	(38)	1	34	0	[z]	(13)	21
Class R6	522	39		(580)	(19)	764	48		(425)	387
Equity Income:
Institutional Class	22,175	4,444		(20,756)	5,863	15,255	5,579		(57,368)	(36,534)
Class A	2,203	912		(7,356)	(4,241)	2,639	1,164		(8,961)	(5,158)
Class C	1,365	885		(7,568)	(5,318)	2,158	1,150		(9,755)	(6,447)
Class R3	24	6		(107)	(77)	48	11		(168)	(109)
Focus:
Investor Class	217	2,051		(2,278)	(10)	209	1,150		(2,214)	(855)
Trust Class	81	666		(1,220)	(473)	111	431		(1,843)	(1,301)
Advisor Class	65	195		(219)	41	83	111		(399)	(205)
Institutional Class	103	21		(104)	20	97	21		(980)	(862)
Class A	15	33		(53)	(5)	31	23		(124)	(70)
Class C	55	103		(134)	24	69	50		(178)	(59)

	For the Year Ended August 31, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Genesis:
Investor Class	5,975	5,506		(10,049)	1,432	5,103		8,432		(17,909)	(4,374)
Trust Class	2,413	1,603		(8,136)	(4,120)	2,360		3,071		(9,793)	(4,362)
Advisor Class	2,071	1,608		(5,723)	(2,044)	2,144		2,934		(10,618)	(5,540)
Institutional Class	13,326	3,561		(16,214)	673	16,116		6,478		(26,335)	(3,741)
Class R6	11,215	4,023		(13,556)	1,682	12,364		5,788		(7,989)	10,163
Global Equity:
Institutional Class	25	7		(21)	11	96		1		(58)	39
Class A	8	1		(43)	(34)	32		—		(22)	10
Class C	1	0	[z]	(10)	(9)	3		—		(17)	(14)
Global Real Estate:
Institutional Class	—	8		(7)	1	0	[z]	1		(1)	0 [z]
Class A	21	0	[z]	(40)	(19)	0	[z]	1		(2)	(1)
Class C	—	0	[z]	(2)	(2)	2		0	[z]	—	2
Greater China Equity:
Institutional Class	1,738	10		(2,950)	(1,202)	4,367		389		(5,538)	(782)
Class A	1,367	0	[z]	(182)	1,185	690		24		(877)	(163)
Class C	21	—		(14)	7	—		1		(2)	(1)
Guardian:
Investor Class	644	7,181		(6,730)	1,095	620		7,174		(7,829)	(35)
Trust Class	466	1,218		(2,696)	(1,012)	386		1,446		(4,008)	(2,176)
Advisor Class	2	2		(10)	(6)	12		3		(19)	(4)
Institutional Class	1,074	471		(1,035)	510	767		577		(3,250)	(1,906)
Class A	147	98		(313)	(68)	416		132		(6,594)	(6,046)
Class C	31	19		(107)	(57)	51		17		(59)	9
Class R3	16	4		(28)	(8)	10		4		(7)	7
International Equity:
Investor Class	260	22		(687)	(405)	402		25		(1,331)	(904)
Trust Class	273	7		(668)	(388)	346		5		(752)	(401)
Institutional Class	40,572	1,388		(34,232)	7,728	45,647		1,013		(22,630)	24,030
Class A	1,203	4		(3,058)	(1,851)	2,299		7		(1,865)	441
Class C	117	—		(259)	(142)	337		—		(197)	140
Class R6	7,674	73		(1,385)	6,362	1,696		45		(592)	1,149

	For the Year Ended August 31, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Select:
Trust Class	26	8		(95)	(61)	66		8		(317)	(243)
Institutional Class	4,446	295		(6,957)	(2,216)	1,457		252		(2,674)	(965)
Class A	176	4		(213)	(33)	193		3		(130)	66
Class C	47	0	[z]	(150)	(103)	12		0	[z]	(64)	(52)
Class R3	202	3		(151)	54	134		2		(108)	28
Class R6(b)	825	—		(51)	774	—		—		—	—
International Small Cap:
Institutional Class(c)	64	—		—	64	—		—		—	—
Class A(c)	55	—		(31)	24	—		—		—	—
Class C(c)	11	—		(1)	10	—		—		—	—
Class R6(c)	20	—		—	20	—		—		—	—
Intrinsic Value:
Institutional Class	18,969	521		(10,867)	8,623	25,670		1,318		(12,710)	14,278
Class A	1,026	40		(3,161)	(2,095)	2,339		165		(2,403)	101
Class C	229	22		(669)	(418)	496		89		(563)	22
Large Cap Value:
Investor Class	593	1,274		(3,403)	(1,536)	605		3,565		(4,378)	(208)
Trust Class	347	228		(1,078)	(503)	275		808		(2,634)	(1,551)
Advisor Class	944	772		(2,569)	(853)	886		2,074		(3,420)	(460)
Institutional Class	1,373	79		(895)	557	271		198		(1,621)	(1,152)
Class A	141	10		(139)	12	66		26		(73)	19
Class C	84	10		(94)	0 [z]	66		22		(116)	(28)
Class R3	13	0	[z]	(4)	9	0	[z]	1		(1)	0 [z]
Mid Cap Growth:
Investor Class	723	1,481		(3,065)	(861)	2,763		2,578		(3,714)	1,627
Trust Class	426	79		(1,427)	(922)	642		201		(1,690)	(847)
Advisor Class	132	11		(165)	(22)	215		21		(166)	70
Institutional Class	4,987	1,034		(7,323)	(1,302)	10,390		2,690		(18,789)	(5,709)
Class A	437	87		(1,807)	(1,283)	1,629		232		(2,689)	(828)
Class C	47	12		(161)	(102)	237		23		(120)	140
Class R3	157	14		(257)	(86)	302		27		(245)	84
Class R6	4,919	725		(2,381)	3,263	10,337		854		(2,620)	8,571

	For the Year Ended August 31, 2017					For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	73	9		(249)	(167)	116	231	(432)	(85)
Trust Class	30	4		(87)	(53)	28	96	(165)	(41)
Institutional Class	405	9		(297)	117	378	200	(1,045)	(467)
Class A	119	4		(483)	(360)	264	96	(379)	(19)
Class C	29	0	[z]	(124)	(95)	72	18	(57)	33
Class R3	24	0	[z]	(32)	(8)	37	12	(31)	18
Multi-Cap Opportunities:
Institutional Class	9,649	669		(21,655)	(11,337)	6,282	844	(40,964)	(33,838)
Class A	1,452	118		(3,263)	(1,693)	915	185	(3,291)	(2,191)
Class C	374	60		(722)	(288)	352	76	(991)	(563)
Real Estate:
Trust Class	916	1,899		(5,271)	(2,456)	1,581	1,493	(7,466)	(4,392)
Institutional Class	3,910	2,045		(8,926)	(2,971)	6,130	1,707	(15,421)	(7,584)
Class A	1,582	1,022		(4,282)	(1,678)	2,661	736	(5,616)	(2,219)
Class C	73	204		(815)	(538)	155	143	(557)	(259)
Class R3	419	211		(876)	(246)	571	131	(693)	9
Class R6	835	437		(906)	366	1,175	211	(610)	776
Small Cap Growth:
Investor Class	86	—		(202)	(116)	38	95	(173)	(40)
Trust Class	4	—		(48)	(44)	11	9	(34)	(14)
Advisor Class	9	—		(46)	(37)	25	11	(55)	(19)
Institutional Class	100	—		(90)	10	94	25	(466)	(347)
Class A	33	—		(60)	(27)	40	8	(89)	(41)
Class C	28	—		(35)	(7)	24	10	(46)	(12)
Class R3	21	—		(32)	(11)	55	5	(53)	7
Socially Responsive:
Investor Class	1,723	869		(4,473)	(1,881)	2,321	1,365	(5,077)	(1,391)
Trust Class	1,668	967		(4,962)	(2,327)	1,800	1,560	(5,630)	(2,270)
Institutional Class	5,894	910		(5,774)	1,030	6,451	1,298	(7,648)	101
Class A	1,472	458		(2,884)	(954)	1,444	681	(2,544)	(419)
Class C	532	166		(670)	28	490	224	(625)	89
Class R3	719	125		(542)	302	524	161	(525)	160
Class R6	2,522	430		(4,136)	(1,184)	5,148	484	(1,510)	4,122

	For the Year Ended August 31, 2017				For the Year Ended August 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Value:
Institutional Class	442	5	(430)	17	177	20	(529)	(332)
Class A	355	1	(452)	(96)	29	8	(300)	(263)
Class C	179	1	(17)	163	9	1	(12)	(2)

(a)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(b)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(c)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

z  Amount less than one thousand.

Note E—Line of Credit:

At August 31, 2017, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2017.

During the year ended August 31, 2017, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(a)
Greater China Equity	7	$11,020,000	1.53%	$2,472

(a)  Interest Paid is reflected in the Statements of Operations under the caption "Interest expense".

Note F—Investments in Affiliates(a):

	Balance of Shares Held August 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2017	Value August 31, 2017	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Genesis
Astronics Corp.	1,050,865	190,529	103,285	1,138,109	$29,920,886	$—	*	$(1,515,931)	$(13,359,055)
AZZ, Inc.	454,900	1,072,255	28,116	1,499,039	73,303,007	789,635		14,072	(18,814,186)
Bank of Hawaii Corp.	2,218,312	87,240	123,916	2,181,636	170,451,221	4,441,352		3,390,734	9,729,557
Calavo Growers, Inc.	613,702	580,900	90,323	1,104,279	74,152,335	536,312		1,327,914	8,366,288
Computer Modelling Group Ltd.	4,651,700	—	411,262	4,240,438	30,765,459	1,353,817		180,112	573,321
CVB Financial Corp.	5,731,072	544,230	337,649	5,937,653	122,909,417	3,014,754		1,716,831	15,386,049
Exponent, Inc.	1,968,670	—	244,918	1,723,752	117,387,511	1,467,143		9,540,618	23,116,568
Gray Television, Inc.	4,097,350	513,115	362,674	4,247,791	60,743,411	—	*	(1,492,519)	14,469,217
Heska Corp.	—	408,717	16,020	392,697	39,945,139	—	*	223,415	9,897,560
LegacyTexas Financial Group, Inc.	1,878,818	762,500	159,415	2,481,903	89,323,689	1,456,398		1,802,686	6,657,662
Lindsay Corp.	668,350	—	73,406	594,944	51,504,302	731,596		566,178	8,908,251
MGP Ingredients, Inc.	—	872,390	25,007	847,383	47,648,346	818,049		181,370	6,618,857
Monotype Imaging Holdings, Inc.	3,058,306	—	336,206	2,722,100	49,678,325	1,292,886		(2,477,355)	(5,713,882)
Nexstar Broadcasting Group, Inc. Class A(b)	2,019,021	619,925	114,950	2,523,996	151,944,559	2,699,625		2,008,793	10,970,903
Pason Systems, Inc.	3,679,657	1,208,740	193,056	4,695,341	67,612,910	2,137,881		(121,780)	296,964

	Balance of Shares Held August 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2017	Value August 31, 2017	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Power Integrations, Inc.	2,073,300	—	43,951	2,029,349	147,838,075	1,133,137		1,613,476	28,118,335
RBC Bearings, Inc.	1,347,240	201,200	97,582	1,450,858	159,986,112	—	*	3,255,847	42,123,495
Rogers Corp.	1,149,551	99,105	103,388	1,145,268	135,771,521	—	*	1,081,847	68,014,146
Sensient Technologies Corp.	2,824,245	27,865	366,929	2,485,181	179,305,809	3,115,130		15,287,444	(15,861,987)
U.S. Physical Therapy, Inc.	791,800	70,500	69,885	792,415	47,465,659	634,575		953,412	(3,010,582)
Sub-total for affiliates as of 8/31/17(c)					$1,847,657,693	$25,622,290		$37,537,164	$196,487,481
Abaxis, Inc.(d)	1,161,900	—	740,353	421,547	19,483,902	367,646		13,085,842	(14,835,346)
Hibbett Sports, Inc.(d)	1,132,969	—	1,132,969	—	—	—	*	27,301,824	(26,197,285)
Tennant Co.(d)	963,802	—	106,187	857,615	52,271,634	755,909		1,096,549	(3,793,158)
Sub-total for affiliates not held as of 8/31/17					$71,755,536	$1,123,555		$41,484,215	$(44,825,789)
Total					$1,919,413,229	$26,745,845		$79,021,379	$151,661,692
Intrinsic Value
Fluidigm Corp.	382,600	1,354,659	—	1,737,259	$7,939,274	$—	*	$—	$(628,108)
Total(e)					$7,939,274	$—		$—	$(628,108)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Effective January 17, 2017, this security underwent a name change from Nexstar Broadcasting Group, Inc. Class A.

(c)  At August 31, 2017, these securities amounted to approximately 17.1% of net assets of the Fund.

(d)  At August 31, 2017, the issuers of these companies were no longer affiliated with Genesis.

(e)  At August 31, 2017, these securities amounted to approximately 0.9% of net assets of the Fund.

*  Security did not produce income during the last twelve months.

Other: At August 31, 2017, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.14%, 0.01% and 1.44%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at August 31, 2017, affiliated investors owned 0.07%, 0.00%, 0.02%, 65.79%, 92.36%, 0.05%, 0.00%, 0.01%, 84.72%, 0.00%, 0.00%, 0.03% and 0.35% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Value, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
Equity Income	$1,268	$68
Focus	73,297	8,507
Genesis	301,427	22,289
Guardian	127,308	15,909
International Equity	493,553	60,646
Large Cap Value	167,263	14,872
Mid Cap Growth	79,093	8,282
Mid Cap Intrinsic Value	21,954	1,795
Multi-Cap Opportunities	625	5
Small Cap Growth	4,397	1,456
Socially Responsive	94,334	7,420

Note H—Recent Accounting Pronouncement:

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
Class R6
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*
Emerging Markets Equity Fund
Institutional Class
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%		1.25%		0.95%		25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%		1.25%		0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$(0.09)	$0.00	$17.89	17.24%[c]	$514.8	1.45%		1.25%		0.96%		36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$(0.07)	$—	$15.34	2.77%	$374.1	1.60%		1.25%		1.10%		36%
Class A
8/31/2017	$15.92	$0.13	$3.75	$3.88	$(0.05)	$—	$(0.05)	$—	$19.75	24.51%	$65.1	1.73%		1.50%		0.74%		25%
8/31/2016	$13.87	$0.09	$2.02	$2.11	$(0.06)	$—	$(0.06)	$—	$15.92	15.31%	$23.5	1.82%		1.50%		0.60%		43%
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$(0.13)	$—	$13.87	(21.42)%	$13.4	1.79%		1.50%		0.49%		36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$(0.06)	$0.00	$17.80	16.99%[c]	$19.9	1.82%		1.50%		0.88%		36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$(0.03)	$—	$15.27	2.54%	$7.3	2.00%		1.50%		0.69%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class C
8/31/2017	$15.36	$(0.03)	$3.65	$3.62	$—	$—	$—	$—	$18.98	23.57%		$7.4	2.45%	2.25%	(0.18)%	25%
8/31/2016	$13.42	$(0.04)	$1.98	$1.94	$—	$—	$—	$—	$15.36	14.46%		$5.2	2.51%	2.25%	(0.30)%	43%
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$(0.04)	$—	$13.42	(22.02)%		$6.2	2.53%	2.25%	(0.20)%	36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$0.00	$17.26	16.07%[c]		$7.0	2.56%	2.25%	0.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	0.13%	36%
Class R3
8/31/2017	$15.59	$0.01	$3.72	$3.73	$(0.01)	$—	$(0.01)	$—	$19.31	23.94%		$1.5	2.01%	1.91%	0.08%	25%
8/31/2016	$13.60	$0.02	$2.00	$2.02	$(0.03)	$—	$(0.03)	$—	$15.59	14.88%		$1.2	2.06%	1.91%	0.16%	43%
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$(0.09)	$—	$13.60	(21.70)%		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$(0.01)	$0.00	$17.47	16.42%[c]		$0.6	2.13%	1.91%	0.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	0.22%	36%
Class R6
8/31/2017	$16.02	$0.15	$3.81	$3.96	$(0.09)	$—	$(0.09)	$—	$19.89	24.90%		$132.9	1.26%	1.18%	0.86%	25%
8/31/2016	$13.96	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.02	15.64%		$107.4	1.32%	1.18%	0.83%	43%
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$(0.18)	$—	$13.96	(21.14)%		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$(0.09)	$0.00	$17.91	17.35%[c]		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$15.35	(8.90	)%*	$31.1	1.57%**	1.18%**	1.80%**	36%[d]
Equity Income Fund
Institutional Class
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%eh	$1,208.7	0.69%	0.69%[f]	2.99%[f]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$(0.84)	$0.00	$13.19	20.11%[c]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$(0.53)	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
Class A
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%eh	$200.3	1.05%	1.05%[f]	2.56%[f]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$(0.79)	$0.00	$13.14	19.72%[c]		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$(0.49)	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class C
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%eh	$282.3	1.80%	1.80%[f]	1.82%[f]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$(0.70)	$0.00	$13.06	18.77%[c]		$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$(0.40)	$—	$11.65	3.58%		$465.7	1.80%	1.80%	1.34%	70%
Class R3
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%eh	$1.8	1.34%	1.34%[f]	2.27%[f]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$(0.75)	$0.00	$13.12	19.42%[c]		$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$(0.45)	$—	$11.69	3.94%		$2.6	1.41%	1.41%§	1.78%	70%
Focus Fund
Investor Class
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%eh	$667.7	0.92%	0.91%[f]	0.28%[f]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$(2.88)	$0.00	$29.77	22.65%[c]		$699.4	0.91%	0.91%	0.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$(0.14)	$—	$26.90	24.69%		$636.9	0.94%	0.94%	0.72%	79%
Trust Class
8/31/2017	$15.98	$0.02	$2.30	$2.32	$(0.08)	$(2.22)	$(2.30)	$0.00	$16.00	16.61	%eh	$63.0	1.10%	1.09%[f]	0.10%[f]	72%
8/31/2016	$16.24	$0.07	$0.93	$1.00	$(0.16)	$(1.10)	$(1.26)	$—	$15.98	6.50%		$70.4	1.11%	1.11%	0.47%	89%
8/31/2015	$20.64	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$(4.37)	$—	$16.24	0.26%		$92.7	1.10%	1.10%	0.57%	52%
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$(2.89)	$0.00	$20.64	22.40%[c]		$125.7	1.11%	1.11%	0.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$(0.12)	$—	$19.50	24.48%		$56.3	1.14%	1.14%	0.53%	79%
Advisor Class
8/31/2017	$7.80	$(0.00)	$0.95	$0.95	$(0.11)	$(2.22)	$(2.33)	$0.00	$6.42	16.51	%eh	$3.5	1.26%	1.23%[f]	(0.04)%[f]	72%
8/31/2016	$8.60	$0.03	$0.45	$0.48	$(0.18)	$(1.10)	$(1.28)	$—	$7.80	6.33%		$3.9	1.26%	1.26%	0.33%	89%
8/31/2015	$13.03	$0.04	$(0.09)	$(0.05)	$(0.16)	$(4.22)	$(4.38)	$—	$8.60	0.15%		$6.1	1.27%	1.27%	0.39%	52%
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$(2.85)	$0.00	$13.03	22.21%[c]		$7.1	1.27%	1.27%	0.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$(0.11)	$—	$13.27	24.22%		$6.1	1.29%	1.29%	0.37%	79%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Institutional Class
8/31/2017	$25.86	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.56	17.04%[e]	$7.8	0.76%	0.75%	0.44%	72%
8/31/2016	$25.50	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.86	6.86%	$6.8	0.76%	0.75%	0.89%	89%
8/31/2015	$29.83	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.50	0.65%	$28.7	0.76%	0.75%	0.96%	52%
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$(2.93)	$0.00	$29.83	22.86%[c]	$9.4	0.76%	0.75%	0.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$(0.19)	$—	$26.95	24.89%	$22.6	0.77%	0.75%	0.96%	79%
Class A
8/31/2017	$15.82	$0.01	$2.28	$2.29	$(0.09)	$(2.22)	$(2.31)	$0.00	$15.80	16.58%[e]	$3.1	1.13%	1.11%	0.07%	72%
8/31/2016	$16.10	$0.07	$0.92	$0.99	$(0.17)	$(1.10)	$(1.27)	$—	$15.82	6.52%	$3.2	1.15%	1.11%	0.48%	89%
8/31/2015	$20.50	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$(4.37)	$—	$16.10	0.24%	$4.4	1.14%	1.11%	0.58%	52%
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$(2.88)	$0.00	$20.50	22.40%[c]	$3.9	1.13%	1.11%	0.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$(0.14)	$—	$19.38	24.47%	$1.9	1.19%	1.11%	0.56%	79%
Class C
8/31/2017	$7.41	$(0.04)	$0.89	$0.85	$(0.06)	$(2.22)	$(2.28)	$0.00	$5.98	15.76%[e]	$1.9	1.88%	1.86%	(0.67)%	72%
8/31/2016	$8.24	$(0.02)	$0.44	$0.42	$(0.15)	$(1.10)	$(1.25)	$—	$7.41	5.75%	$2.2	1.90%	1.86%	(0.27)%	89%
8/31/2015	$12.70	$(0.02)	$(0.10)	$(0.12)	$(0.12)	$(4.22)	$(4.34)	$—	$8.24	(0.50)%	$2.9	1.89%	1.86%	(0.18)%	52%
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$(2.82)	$0.00	$12.70	21.52%[c]	$1.5	1.91%	1.86%	(0.27)%	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$(0.08)	$—	$13.03	23.61%	$0.6	1.94%	1.86%	(0.20)%	79%
Genesis Fund
Investor Class
8/31/2017	$34.13	$0.07	$3.30	$3.37	$(0.15)	$(3.52)	$(3.67)	$—	$33.83	10.19%[h]	$1,786.0	1.02%	1.01%[f]	0.21%[f]	20%
8/31/2016	$36.31	$0.09	$3.43	$3.52	$(0.15)	$(5.55)	$(5.70)	$—	$34.13	11.43%	$1,752.8	1.03%	1.03%	0.28%	16%
8/31/2015	$40.89	$0.11	$0.36	$0.47	$(0.14)	$(4.91)	$(5.05)	$—	$36.31	1.52%	$2,023.6	1.01%	1.01%	0.29%	13%
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$(4.74)	$0.00	$40.89	13.65%[c]	$2,437.6	1.01%	1.01%	0.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$(2.30)	$—	$40.18	23.91%	$2,458.7	1.02%	1.02%	0.71%	20%
Trust Class
8/31/2017	$59.52	$0.08	$5.84	$5.92	$(0.03)	$(3.52)	$(3.55)	$—	$61.89	10.11%[h]	$1,576.2	1.09%	1.08%[f]	0.13%[f]	20%
8/31/2016	$59.01	$0.12	$5.97	$6.09	$(0.03)	$(5.55)	$(5.58)	$—	$59.52	11.35%	$1,761.0	1.10%	1.10%	0.21%	16%
8/31/2015	$63.21	$0.12	$0.63	$0.75	$(0.04)	$(4.91)	$(4.95)	$—	$59.01	1.41%	$2,003.4	1.10%	1.10%	0.19%	13%
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$(4.69)	$0.00	$63.21	13.55%[c]	$2,935.3	1.10%	1.10%	0.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$(2.22)	$—	$59.83	23.81%	$3,192.4	1.10%	1.10%	0.63%	20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Advisor Class
8/31/2017	$24.31	$(0.03)	$2.32	$2.29	$(0.07)	$(3.52)	$(3.59)	$—	$23.01	9.81%[h]	$203.8	1.36%	1.35%[f]		(0.13)%[f]	20%
8/31/2016	$27.45	$(0.02)	$2.46	$2.44	$(0.03)	$(5.55)	$(5.58)	$—	$24.31	11.06%	$264.9	1.38%	1.38%		(0.07)%	16%
8/31/2015	$32.18	$(0.03)	$0.25	$0.22	$(0.04)	$(4.91)	$(4.95)	$—	$27.45	1.11%	$451.3	1.39%	1.39%		(0.09)%	13%
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$(4.55)	$0.00	$32.18	13.24%[c]	$598.9	1.37%	1.37%		(0.16)%	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$(2.20)	$—	$32.46	23.46%	$626.0	1.38%	1.38%		0.35%	20%
Institutional Class
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%f§	0.38%[f]	20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%	16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%	13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$(4.82)	$0.00	$60.72	13.82%[c]	$5,061.4	0.85%	0.85	%§	0.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$(2.36)	$—	$57.62	24.12%	$5,989.3	0.85%	0.85%		0.87%	20%
Class R6
8/31/2017	$56.65	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.72	10.47%[h]	$3,603.6	0.77%	0.77	%f§	0.45%[f]	20%
8/31/2016	$56.50	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.65	11.69%	$3,381.6	0.78%	0.78	%§	0.54%	16%
8/31/2015	$60.75	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.50	1.75%	$2,798.0	0.78%	0.78%		0.52%	13%
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$(4.86)	$0.00	$60.75	13.92%[c]	$2,690.7	0.78%	0.78	%§	0.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$57.63	6.90%*	$975.9	0.80%**	0.78	%**	0.67%**	20%[d]
Global Equity Fund
Institutional Class
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%		0.65%	16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%		0.64%	41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%		0.35%	18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%	1.15%		0.54%	39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$9.49	11.65%	$33.5	5.16%	1.15%		0.63%	43%
Class A
8/31/2017	$6.57	$0.01	$0.96	$0.97	$(0.01)	$(0.05)	$(0.06)	$—	$7.48	14.85%	$0.3	7.74%	1.25%		0.19%	16%
8/31/2016	$6.23	$0.02	$0.32	$0.34	$—	$—	$—	$—	$6.57	5.46%	$0.5	9.12%	1.51%		0.31%	41%
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$(4.54)	$—	$6.23	(3.47)%	$0.4	5.24%	1.51%		0.09%	18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$(0.09)	$—	$11.14	19.18%	$0.4	2.18%	1.51%		0.28%	39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$9.43	11.20%	$0.1	5.67%	1.51%		0.34%	43%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class C
8/31/2017	$6.29	$(0.03)	$0.90	$0.87	$—	$(0.05)	$(0.05)	$—	$7.11	13.89%	$0.1	8.34%		1.98%		(0.47)%		16%
8/31/2016	$6.01	$(0.03)	$0.31	$0.28	$—	$—	$—	$—	$6.29	4.66%	$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$(4.46)	$—	$6.01	(4.21)%	$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$(0.09)	$—	$10.89	18.39%	$0.2	2.96%		2.26%		(0.54)%		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$9.28	10.34%	$0.1	6.50%		2.26%		(0.36)%		43%
Global Real Estate Fund
Institutional Class
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*
Class A
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
Class C
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*
Greater China Equity Fund
Institutional Class
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%		1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$(0.15)	$—	$12.17	21.37%	$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$10.16	1.60%*	$56.4	2.80	%**‡	1.50	%**‡	(1.25	)%**‡	20%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class A
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%		1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$(0.15)	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$10.16	1.60%*	$0.1	17.58	%**‡	1.86	%**‡	(1.65	)%**‡	20%*
Class C
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%		2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%		2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(0.20)%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$10.15	1.50%*	$0.1	19.16	%**‡	2.61	%**‡	(2.41	)%**‡	20%*
Guardian Fund
Investor Class
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%		0.89%[f]		0.77%[f]		37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%		0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$(2.01)	$0.00	$20.43	21.87%[c]	$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$(0.64)	$—	$18.58	22.54%	$1,040.3	0.90%		0.90%		0.85%		36%
Trust Class
8/31/2017	$10.96	$0.06	$1.58	$1.64	$(0.10)	$(1.85)	$(1.95)	$—	$10.65	17.37%[h]	$57.8	1.07%		1.04%[f]		0.60%[f]		37%
8/31/2016	$12.05	$0.04	$0.82	$0.86	$(0.09)	$(1.86)	$(1.95)	$—	$10.96	8.31%	$70.6	1.08%		1.08%		0.41%		99%
8/31/2015	$15.20	$0.06	$(0.45)	$(0.39)	$(0.13)	$(2.63)	$(2.76)	$—	$12.05	(3.22)%	$103.8	1.06%		1.06%		0.46%		31%
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$(2.00)	$0.00	$15.20	21.61%[c]	$136.6	1.06%		1.06%		0.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$(0.63)	$—	$14.30	22.36%	$129.4	1.08%		1.08%		0.66%		36%
Advisor Class
8/31/2017	$13.47	$0.07	$2.00	$2.07	$(0.05)	$(1.85)	$(1.90)	$—	$13.64	17.26%[h]	$0.1	1.38%		1.18%[f]		0.51%[f]		37%
8/31/2016	$14.33	$0.03	$0.99	$1.02	$(0.02)	$(1.86)	$(1.88)	$—	$13.47	8.03%	$0.2	1.31%		1.31	%§	0.20%		99%
8/31/2015	$17.55	$0.00	$(0.54)	$(0.54)	$(0.05)	$(2.63)	$(2.68)	$—	$14.33	(3.66)%	$0.3	1.54%		1.50%		0.03%		31%
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$(2.00)	$0.00	$17.55	21.27%[c]	$0.4	1.28%		1.28%		0.25%		37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$(0.55)	$—	$16.27	21.81%	$0.6	1.50%		1.50	%§	0.23%		36%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Institutional Class
8/31/2017	$16.50	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.16	17.72%[h]	$70.2	0.72%	0.71%[f]	0.94%[f]	37%
8/31/2016	$17.17	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.50	8.68%	$59.0	0.72%	0.72%	0.73%	99%
8/31/2015	$20.47	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.17	(2.84)%	$94.1	0.71%	0.71%	0.82%	31%
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$(2.05)	$0.00	$20.47	22.03%[c]	$129.4	0.71%	0.71%	1.01%	37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$(0.67)	$—	$18.62	22.80%	$88.9	0.73%	0.73%	1.00%	36%
Class A
8/31/2017	$10.82	$0.06	$1.55	$1.61	$(0.10)	$(1.85)	$(1.95)	$—	$10.48	17.28%[h]	$5.6	1.10%	1.09%[f]	0.56%[f]	37%
8/31/2016	$11.92	$0.03	$0.82	$0.85	$(0.09)	$(1.86)	$(1.95)	$—	$10.82	8.32%	$6.6	1.07%	1.07%	0.27%	99%
8/31/2015	$15.08	$0.06	$(0.45)	$(0.39)	$(0.14)	$(2.63)	$(2.77)	$—	$11.92	(3.23)%	$79.3	1.07%	1.07%	0.46%	31%
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$(2.01)	$0.00	$15.08	21.62%[c]	$73.8	1.09%	1.09%§	0.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$(0.63)	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	0.62%	36%
Class C
8/31/2017	$13.03	$(0.02)	$1.93	$1.91	$(0.03)	$(1.85)	$(1.88)	$—	$13.06	16.53%[h]	$1.6	1.84%	1.84%[f]	(0.20)%[f]	37%
8/31/2016	$13.97	$(0.04)	$0.96	$0.92	$—	$(1.86)	$(1.86)	$—	$13.03	7.47%	$2.4	1.85%	1.85%	(0.34)%	99%
8/31/2015	$17.18	$(0.05)	$(0.53)	$(0.58)	$—	$(2.63)	$(2.63)	$—	$13.97	(4.01)%	$2.4	1.83%	1.83%	(0.30)%	31%
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$(1.91)	$0.00	$17.18	20.71%[c]	$2.9	1.86%	1.86%§	(0.15)%	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$(0.52)	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(0.15)%	36%
Class R3
8/31/2017	$13.42	$0.04	$1.99	$2.03	$(0.05)	$(1.85)	$(1.90)	$—	$13.55	17.02%[h]	$0.5	1.38%	1.36%[f]	0.28%[f]	37%
8/31/2016	$14.31	$0.02	$0.99	$1.01	$(0.04)	$(1.86)	$(1.90)	$—	$13.42	8.00%	$0.6	1.39%	1.36%	0.15%	99%
8/31/2015	$17.54	$0.02	$(0.54)	$(0.52)	$(0.08)	$(2.63)	$(2.71)	$—	$14.31	(3.53)%	$0.5	1.37%	1.36%	0.15%	31%
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$(1.98)	$0.00	$17.54	21.29%[c]	$0.7	1.38%	1.36%	0.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$(0.47)	$—	$16.25	22.03%	$0.4	1.41%	1.36%	0.24%	36%
International Equity Fund
Investor Class
8/31/2017	$20.60	$0.29	$2.98	$3.27	$(0.09)	$—	$(0.09)	$—	$23.78	15.97%[h]	$110.4	1.23%	0.73%[f]	1.34%[f]	27%
8/31/2016	$19.78	$0.24	$0.67	$0.91	$(0.09)	$—	$(0.09)	$—	$20.60	4.60%	$104.0	1.26%	1.08%	1.20%	30%
8/31/2015	$20.70	$0.19	$(0.96)	$(0.77)	$(0.15)	$—	$(0.15)	$—	$19.78	(3.71)%	$117.7	1.25%	1.02%	0.93%	25%
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$(0.17)	$0.00	$20.70	12.14%[c]	$124.4	1.26%	1.07%	1.29%	34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$18.62	3.27%*	$125.7	1.32%**	1.09%**	1.87%**	44	%dg

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Trust Class
8/31/2017	$23.02	$0.31	$3.34	$3.65	$(0.08)	$—	$(0.08)	$—	$26.59	15.92%[h]		$45.7	1.27%	0.74%[f]		1.29%[f]	27%
8/31/2016	$22.06	$0.26	$0.75	$1.01	$(0.05)	$—	$(0.05)	$—	$23.02	4.59%		$48.4	1.30%	1.12%		1.15%	30%
8/31/2015	$23.02	$0.19	$(1.07)	$(0.88)	$(0.08)	$—	$(0.08)	$—	$22.06	(3.82)%		$55.3	1.36%	1.13%		0.81%	25%
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$(0.16)	$0.00	$23.02	12.02%[c]		$67.7	1.36%	1.16%		1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$20.70	3.24	%*	$111.9	1.42%**	1.19	%**	1.73%**	44	%dg
Institutional Class
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[h]		$1,449.0	1.02%	0.85	%f§	1.19%[f]	27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%		$1,184.3	1.03%	0.85	%§	1.46%	30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%		$886.5	1.07%	0.85	%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$(0.20)	$0.00	$11.32	12.38%[c]		$887.3	1.07%	0.85%		1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$(0.14)	$—	$10.26	13.82%		$770.3	1.14%	0.85%		1.54%	44%[g]
Class A
8/31/2017	$22.92	$0.15	$3.35	$3.50	$(0.04)	$—	$(0.04)	$—	$26.38	15.32%		$71.9	1.39%	1.21	%§	0.65%[f]	27%
8/31/2016	$22.00	$0.23	$0.75	$0.98	$(0.06)	$—	$(0.06)	$—	$22.92	4.48%		$104.9	1.40%	1.21%		1.05%	30%
8/31/2015	$23.01	$0.25	$(1.15)	$(0.90)	$(0.11)	$—	$(0.11)	$—	$22.00	(3.90)%		$91.0	1.43%	1.21	%§	1.09%	25%
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$(0.15)	$0.00	$23.01	11.98%[c]		$26.2	1.45%	1.21%		1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$20.69	3.19	%*	$12.8	1.55%**	1.28	%**	1.57%**	44	%gd
Class C
8/31/2017	$22.45	$0.01	$3.24	$3.25	$—	$—	$—	$—	$25.70	14.48%		$13.2	2.14%	1.96	%§	0.04%[f]	27%
8/31/2016	$21.65	$0.08	$0.72	$0.80	$—	$—	$—	$—	$22.45	3.70%		$14.7	2.16%	1.96%		0.37%	30%
8/31/2015	$22.72	$0.00	$(1.05)	$(1.05)	$(0.02)	$—	$(0.02)	$—	$21.65	(4.61)%		$11.2	2.18%	1.96%		0.02%	25%
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$(0.06)	$0.00	$22.72	11.16%[c]		$6.1	2.21%	1.96%		0.59%	34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$20.50	2.65	%*	$1.9	2.51%**	2.08	%**	0.74%**	44	%gd
Class R6
8/31/2017	$11.20	$0.15	$1.59	$1.74	$(0.16)	$—	$(0.16)	$—	$12.78	15.85%		$134.6	0.94%	0.77%		1.31%[f]	27%
8/31/2016	$10.81	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.20	5.02%		$46.7	0.96%	0.78%		1.49%	30%
8/31/2015	$11.42	$0.14	$(0.54)	$(0.40)	$(0.21)	$—	$(0.21)	$—	$10.81	(3.49)%		$32.7	0.99%	0.77	%§	1.24%	25%
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$(0.11)	$0.00	$11.42	12.46	%*c	$21.9	1.12%**	0.79	%*	0.73%**	34%[d]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund
Trust Class
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%	27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%	1.06%	22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%	$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.21	11.56%[c]	$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$(0.11)	$—	$10.14	12.17%	$13.9	1.37%	1.25%	1.05%	50%
Institutional Class
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%	27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%	22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%	$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$(0.14)	$0.00	$11.21	11.98%[c]	$211.6	0.93%	0.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$(0.14)	$—	$10.14	12.56%	$200.6	0.97%	0.90%	1.44%	50%
Class A
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%	27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%	22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.14	11.69%[c]	$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$(0.11)	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
Class C
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%	27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%	22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$(0.03)	$0.00	$10.97	10.79%[c]	$4.6	2.05%	2.00%	0.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$(0.06)	$—	$9.93	11.23%	$4.0	2.09%	2.00%	0.36%	50%
Class R3
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%	1.44%	0.70%	27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%	1.51%	0.95%	22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%	1.51%	0.56%	24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$(0.09)	$0.00	$11.05	11.35%[c]	$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$(0.09)	$—	$10.01	11.83%	$2.6	1.60%	1.51%	0.74%	50%
Class R6
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79%**	0.73%**	1.70%**	27%[d]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund
Institutional Class
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%**‡	1.05	%**‡	0.93	%**‡	43%*
Class A
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%**‡	1.41	%**‡	1.21	%**‡	43%*
Class C
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%**‡	2.16	%**‡	(0.19	)%**‡	43%*
Class R6
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%**‡	0.98	%**‡	0.99	%**‡	43%*
Intrinsic Value Fund
Institutional Class
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%		1.00%		(0.41)%		22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$(0.57)	$0.00	$14.98	21.74%[c]	$252.0	1.13%		1.00%		(0.40)%		24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$(0.18)	$—	$12.81	26.94%	$182.6	1.18%		1.00%		0.42%		25%
Class A
8/31/2017	$13.68	$(0.10)	$2.30	$2.20	$—	$(0.21)	$(0.21)	$—	$15.67	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%
8/31/2016	$14.06	$(0.10)	$0.42	$0.32	$—	$(0.70)	$(0.70)	$—	$13.68	2.58%	$44.5	1.48%		1.36%		(0.72)%		17%
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$(0.79)	$—	$14.06	0.96%	$44.3	1.50%		1.36%		(0.77)%		22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$(0.54)	$0.00	$14.76	21.31%[c]	$13.5	1.51%		1.36%		(0.77)%		24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$(0.18)	$—	$12.65	26.61%	$13.9	1.58%		1.36%		0.01%		25%
Class C
8/31/2017	$12.99	$(0.20)	$2.18	$1.98	$—	$(0.21)	$(0.21)	$—	$14.76	15.36%	$22.4	2.15%		2.11%		(1.45)%		26%
8/31/2016	$13.48	$(0.18)	$0.39	$0.21	$—	$(0.70)	$(0.70)	$—	$12.99	1.85%	$25.2	2.20%		2.11%		(1.47)%		17%
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$(0.79)	$—	$13.48	0.19%	$25.8	2.22%		2.11%		(1.52)%		22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$(0.54)	$0.00	$14.29	20.40%[c]	$12.7	2.26%		2.11%		(1.51)%		24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$(0.18)	$—	$12.35	25.62%	$10.3	2.31%		2.11%		(0.70)%		25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund
Investor Class
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[f]		1.31%[f]	74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%		1.20%	126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%		1.08%	153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$(5.44)	$0.00	$33.92	23.57%[c]	$1,238.3	0.85%	0.85%		1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$(0.36)	$—	$32.40	24.05%	$1,149.7	0.86%	0.86%		1.19%	159%
Trust Class
8/31/2017	$18.38	$0.23	$2.61	$2.84	$(0.19)	$(0.87)	$(1.06)	$—	$20.16	15.77%[h]	$75.0	1.05%	1.01%[f]		1.16%[f]	74%
8/31/2016	$18.74	$0.18	$1.80	$1.98	$(0.28)	$(2.06)	$(2.34)	$—	$18.38	12.97%	$77.6	1.07%	1.07%		1.03%	126%
8/31/2015	$24.54	$0.19	$(1.74)	$(1.55)	$(0.26)	$(3.99)	$(4.25)	$—	$18.74	(7.40)%	$108.2	1.05%	1.05%		0.88%	153%
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$(5.39)	$0.00	$24.54	23.36%[c]	$141.1	1.05%	1.05%		0.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$(0.27)	$—	$24.80	23.76%	$156.6	1.06%	1.06%		1.01%	159%
Advisor Class
8/31/2017	$13.72	$0.14	$1.93	$2.07	$(0.19)	$(0.87)	$(1.06)	$—	$14.73	15.51%[h]	$144.1	1.20%	1.19%[f]		0.98%[f]	74%
8/31/2016	$14.63	$0.11	$1.32	$1.43	$(0.28)	$(2.06)	$(2.34)	$—	$13.72	12.81%	$145.9	1.22%	1.22%		0.88%	126%
8/31/2015	$20.12	$0.12	$(1.37)	$(1.25)	$(0.25)	$(3.99)	$(4.24)	$—	$14.63	(7.55)%	$162.3	1.20%	1.20%		0.73%	153%
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$(5.37)	$0.00	$20.12	23.17%[c]	$216.1	1.20%	1.20%		0.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$(0.29)	$—	$21.23	23.58%	$205.3	1.21%	1.21%		0.86%	159%
Institutional Class
8/31/2017	$28.47	$0.46	$4.05	$4.51	$(0.26)	$(0.87)	$(1.13)	$—	$31.85	16.04%[h]	$80.6	0.70%	0.69	%f§	1.50%[f]	74%
8/31/2016	$27.64	$0.36	$2.87	$3.23	$(0.34)	$(2.06)	$(2.40)	$—	$28.47	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015	$34.11	$0.37	$(2.51)	$(2.14)	$(0.34)	$(3.99)	$(4.33)	$—	$27.64	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$(5.49)	$0.00	$34.11	23.74%[c]	$143.5	0.70%	0.70	%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$(0.41)	$—	$32.56	24.26%	$113.2	0.70%	0.70%		1.36%	159%
Class A
8/31/2017	$18.36	$0.22	$2.60	$2.82	$(0.20)	$(0.87)	$(1.07)	$—	$20.11	15.65%[h]	$3.8	1.07%	1.07%[f]		1.11%[f]	74%
8/31/2016	$18.74	$0.17	$1.80	$1.97	$(0.29)	$(2.06)	$(2.35)	$—	$18.36	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015	$24.55	$0.20	$(1.76)	$(1.56)	$(0.26)	$(3.99)	$(4.25)	$—	$18.74	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$(5.41)	$0.00	$24.55	23.31%[c]	$2.7	1.08%	1.08	%§	0.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$24.83	23.72%	$1.6	1.11%	1.11%		0.97%	159%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class C
8/31/2017	$12.99	$0.05	$1.83	$1.88	$(0.13)	$(0.87)	$(1.00)	$—	$13.87	14.84%[h]	$2.3	1.81%	1.81%[f]	0.36%[f]	74%
8/31/2016	$13.94	$0.03	$1.24	$1.27	$(0.16)	$(2.06)	$(2.22)	$—	$12.99	12.09%	$2.1	1.83%	1.83%	0.26%	126%
8/31/2015	$19.40	$0.02	$(1.32)	$(1.30)	$(0.17)	$(3.99)	$(4.16)	$—	$13.94	(8.11)%	$2.7	1.82%	1.82%§	0.11%	153%
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$(5.34)	$0.00	$19.40	22.37%[c]	$3.0	1.86%	1.86%§	0.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$(0.33)	$—	$20.73	22.87%	$1.2	1.86%	1.86%§	0.10%	159%
Class R3
8/31/2017	$13.93	$0.13	$1.95	$2.08	$(0.18)	$(0.87)	$(1.05)	$—	$14.96	15.27%[h]	$0.2	1.43%	1.36%[f]	0.90%[f]	74%
8/31/2016	$14.82	$0.10	$1.33	$1.43	$(0.26)	$(2.06)	$(2.32)	$—	$13.93	12.58%	$0.1	1.54%	1.36%	0.75%	126%
8/31/2015	$20.32	$0.09	$(1.38)	$(1.29)	$(0.22)	$(3.99)	$(4.21)	$—	$14.82	(7.64)%	$0.1	1.51%	1.36%	0.53%	153%
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$(5.36)	$0.00	$20.32	22.94%[c]	$0.1	1.43%	1.36%	0.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$21.41	23.47%	$0.1	1.42%	1.36%	0.46%	159%
Mid Cap Growth Fund
Investor Class
8/31/2017	$12.88	$(0.04)	$1.99	$1.95	$—	$(0.62)	$(0.62)	$—	$14.21	15.80%[h]	$445.9	0.93%	0.91%[f]	(0.28)%[f]	47%
8/31/2016	$14.29	$(0.04)	$(0.26)	$(0.30)	$—	$(1.12)	$(1.12)	$0.01	$12.88	(1.70)%[e]	$415.1	0.95%	0.95%	(0.34)%	63%
8/31/2015	$14.65	$(0.07)	$1.47	$1.40	$—	$(1.76)	$(1.76)	$—	$14.29	10.74%	$437.5	0.92%	0.92%	(0.50)%	50%
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$(0.97)	$0.00	$14.65	17.54%[c]	$415.6	0.93%	0.93%	(0.47)%	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$(0.67)	$—	$13.35	18.03%	$377.8	0.98%	0.98%	(0.30)%	46%
Trust Class
8/31/2017	$22.31	$(0.08)	$3.51	$3.43	$—	$(0.62)	$(0.62)	$—	$25.12	15.75%[h]	$52.0	0.97%	0.97%[f]	(0.34)%[f]	47%
8/31/2016	$23.90	$(0.08)	$(0.42)	$(0.50)	$—	$(1.12)	$(1.12)	$0.03	$22.31	(1.77)%[e]	$66.7	0.98%	0.98%	(0.37)%	63%
8/31/2015	$23.33	$(0.14)	$2.47	$2.33	$—	$(1.76)	$(1.76)	$—	$23.90	10.73%	$91.7	0.99%	0.99%	(0.58)%	50%
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$(0.96)	$0.00	$23.33	17.40%[c]	$69.6	1.00%	1.00%	(0.54)%	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$(0.65)	$—	$20.75	18.02%	$54.9	1.04%	1.04%	(0.38)%	46%
Advisor Class
8/31/2017	$22.65	$(0.14)	$3.56	$3.42	$—	$(0.62)	$(0.62)	$—	$25.45	15.47%[h]	$12.4	1.23%	1.23%[f]	(0.60)%[f]	47%
8/31/2016	$24.31	$(0.14)	$(0.42)	$(0.56)	$—	$(1.12)	$(1.12)	$0.02	$22.65	(2.04)%[e]	$11.5	1.24%	1.24%	(0.63)%	63%
8/31/2015	$23.77	$(0.20)	$2.50	$2.30	$—	$(1.76)	$(1.76)	$—	$24.31	10.39%	$10.7	1.25%	1.25%	(0.84)%	50%
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$(0.92)	$0.00	$23.77	17.16%[c]	$10.3	1.26%	1.26%	(0.81)%	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$(0.58)	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(0.62)%	46%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Institutional Class
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[f]		(0.09)%[f]		47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[e]	$307.6	0.75%	0.75	%§	(0.14)%		63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75	%§	(0.34)%		50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$(1.00)	$0.00	$14.89	17.74%[c]	$382.5	0.75%	0.75%		(0.29)%		63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$(0.70)	$—	$13.56	18.32%	$258.6	0.79%	0.75%		(0.07)%		46%
Class A
8/31/2017	$22.23	$(0.11)	$3.49	$3.38	$—	$(0.62)	$(0.62)	$—	$24.99	15.58%[h]	$54.4	1.11%	1.11	%f§	(0.49)%[f]		47%
8/31/2016	$23.85	$(0.11)	$(0.42)	$(0.53)	$—	$(1.12)	$(1.12)	$0.03	$22.23	(1.91)%[e]	$76.9	1.11%	1.11	%§	(0.51)%		63%
8/31/2015	$23.32	$(0.16)	$2.45	$2.29	$—	$(1.76)	$(1.76)	$—	$23.85	10.55%	$102.3	1.11%	1.11	%§	(0.69)%		50%
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$(0.94)	$0.00	$23.32	17.33%[c]	$100.7	1.13%	1.11%		(0.65)%		63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$(0.64)	$—	$20.74	17.91%	$89.0	1.18%	1.11%		(0.44)%		46%
Class C
8/31/2017	$21.92	$(0.28)	$3.42	$3.14	$—	$(0.62)	$(0.62)	$—	$24.44	14.69%	$9.7	1.86%	1.86	%§	(1.24)%		47%
8/31/2016	$23.70	$(0.26)	$(0.41)	$(0.67)	$—	$(1.12)	$(1.12)	$0.01	$21.92	(2.62)%[e]	$10.9	1.88%	1.86%		(1.24)%		63%
8/31/2015	$23.35	$(0.34)	$2.45	$2.11	$—	$(1.76)	$(1.76)	$—	$23.70	9.72%	$8.4	1.88%	1.86%		(1.45)%		50%
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$(0.83)	$0.00	$23.35	16.46%[c]	$6.0	1.91%	1.86%		(1.40)%		63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$(0.53)	$—	$20.81	17.05%	$4.4	1.95%	1.86%		(1.20)%		46%
Class R3
8/31/2017	$22.63	$(0.17)	$3.55	$3.38	$—	$(0.62)	$(0.62)	$—	$25.39	15.30%	$13.2	1.36%	1.36%		(0.73)%		47%
8/31/2016	$24.31	$(0.16)	$(0.42)	$(0.58)	$—	$(1.12)	$(1.12)	$0.02	$22.63	(2.12)%[e]	$13.7	1.38%	1.36%		(0.74)%		63%
8/31/2015	$23.79	$(0.23)	$2.51	$2.28	$—	$(1.76)	$(1.76)	$—	$24.31	10.29%	$12.7	1.37%	1.36%		(0.95)%		50%
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$(0.91)	$0.00	$23.79	17.02%[c]	$8.3	1.38%	1.36%		(0.90)%		63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$(0.62)	$—	$21.16	17.63%	$5.6	1.43%	1.36%		(0.68)%		46%
Class R6
8/31/2017	$13.24	$(0.00)	$2.05	$2.05	$—	$(0.62)	$(0.62)	$—	$14.67	16.13%[h]	$262.4	0.65%	0.65%[f]		(0.02)%[f]		47%
8/31/2016	$14.62	$(0.00)	$(0.27)	$(0.27)	$—	$(1.12)	$(1.12)	$0.01	$13.24	(1.44)%[e]	$193.7	0.66%	0.66%		(0.02)%		63%
8/31/2015	$14.91	$(0.04)	$1.51	$1.47	$—	$(1.76)	$(1.76)	$—	$14.62	11.04%	$88.6	0.67%	0.67	%§	(0.26)%		50%
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$(1.01)	$0.00	$14.91	17.89%[c]	$22.5	0.68%	0.68%		(0.21)%		63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$13.57	6.26%*	$0.1	7.22%**	0.68	%**	(0.13	)%**	46%[d]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2017	$19.71	$0.23	$3.15	$3.38	$(0.11)	$—	$(0.11)	$—	$22.98	17.19%[h]	$40.3	1.25%	1.01%[f]		1.06%[f]	31%
8/31/2016	$20.99	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.71	5.85%	$37.9	1.30%	1.15%		0.86%	29%
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$20.99	(1.09)%	$42.1	1.24%	1.05%		0.37%	50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$(1.19)	$0.00	$23.56	22.84%[c]	$43.4	1.31%	0.98%		1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$(0.12)	$—	$20.29	28.58%	$45.9	1.40%	1.09%		1.45%	33%
Trust Class
8/31/2017	$16.24	$0.15	$2.58	$2.73	$(0.11)	$—	$(0.11)	$—	$18.86	16.85%[h]	$10.9	1.43%	1.25	%f§	0.82%[f]	31%
8/31/2016	$17.71	$0.12	$0.64	$0.76	$(0.10)	$(2.13)	$(2.23)	$—	$16.24	5.80%	$10.3	1.48%	1.25%		0.77%	29%
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$(2.24)	$—	$17.71	(1.31)%	$11.9	1.48%	1.25%		0.17%	50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$(1.16)	$0.00	$20.24	22.47%[c]	$14.4	1.57%	1.25	%§	0.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$(0.11)	$—	$17.61	28.45%	$13.0	1.66%	1.25%		1.26%	33%
Institutional Class
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[f]		1.19%[f]	31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%		1.18%	29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%		0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$(1.24)	$0.00	$23.59	22.99%[c]	$18.0	1.17%	0.85	%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$(0.17)	$—	$20.33	28.96%	$4.6	1.23%	0.85%		1.73%	33%
Class A
8/31/2017	$16.21	$0.16	$2.58	$2.74	$(0.11)	$—	$(0.11)	$—	$18.84	16.95%[h]	$8.6	1.43%	1.21%[f]		0.89%[f]	31%
8/31/2016	$17.70	$0.13	$0.62	$0.75	$(0.11)	$(2.13)	$(2.24)	$—	$16.21	5.76%	$13.3	1.49%	1.21%		0.81%	29%
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$(2.26)	$—	$17.70	(1.25)%	$14.8	1.47%	1.21%		0.20%	50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$(1.17)	$0.00	$20.24	22.60%[c]	$5.2	1.53%	1.21	%§	0.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$(0.12)	$—	$17.60	28.43%	$2.7	1.65%	1.21%		1.45%	33%
Class C
8/31/2017	$15.88	$0.03	$2.52	$2.55	$(0.06)	$—	$(0.06)	$—	$18.37	16.09%[h]	$2.5	2.18%	1.96%[f]		0.15%[f]	31%
8/31/2016	$17.45	$0.01	$0.61	$0.62	$(0.06)	$(2.13)	$(2.19)	$—	$15.88	5.01%	$3.7	2.23%	1.96%		0.05%	29%
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$(2.14)	$—	$17.45	(2.02)%	$3.5	2.20%	1.96%		(0.53)%	50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$(1.07)	$0.00	$20.00	21.64%[c]	$1.9	2.28%	1.96	%§	0.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$(0.01)	$—	$17.44	27.51%	$1.3	2.35%	1.96%		0.54%	33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class R3
8/31/2017	$16.19	$0.11	$2.57	$2.68	$(0.09)	$—	$(0.09)	$—	$18.78	16.62%	$1.5	1.69%	1.46%	0.63%	31%
8/31/2016	$17.70	$0.09	$0.62	$0.71	$(0.09)	$(2.13)	$(2.22)	$—	$16.19	5.54%	$1.4	1.75%	1.46%	0.56%	29%
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$(2.21)	$—	$17.70	(1.49)%	$1.2	1.73%	1.46%	0.03%	50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$(1.12)	$0.00	$20.23	22.23%[c]	$0.4	1.80%	1.46%	0.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$(0.08)	$—	$17.59	28.22%	$0.8	1.86%	1.46%	0.85%	33%
Multi-Cap Opportunities Fund
Institutional Class
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[f]	0.68%[f]	23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%	18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%	27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$(0.33)	$0.00	$16.27	22.65%[c]	$2,566.4	0.74%	0.74%	1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$(0.23)	$—	$13.56	28.57%	$1,430.7	0.85%	0.85%§	1.38%	11%
Class A
8/31/2017	$15.95	$0.06	$3.04	$3.10	$(0.07)	$(0.45)	$(0.52)	$—	$18.53	19.85%[h]	$53.5	1.10%	1.10%[f]	0.32%[f]	23%
8/31/2016	$15.18	$0.09	$1.17	$1.26	$(0.08)	$(0.41)	$(0.49)	$—	$15.95	8.53%	$73.0	1.11%	1.11%	0.62%	18%
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$(0.59)	$—	$15.18	(2.16)%	$102.8	1.10%	1.10%	0.47%	27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$(0.31)	$0.00	$16.13	22.17%[c]	$143.1	1.10%	1.10%	0.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$(0.20)	$—	$13.48	28.22%	$51.6	1.18%	1.18%§	0.91%	11%
Class C
8/31/2017	$15.42	$(0.07)	$2.94	$2.87	$(0.00)	$(0.45)	$(0.45)	$—	$17.84	18.95%[h]	$40.7	1.84%	1.84%[f]	(0.40)%[f]	23%
8/31/2016	$14.73	$(0.02)	$1.13	$1.11	$(0.01)	$(0.41)	$(0.42)	$—	$15.42	7.73%	$39.6	1.85%	1.85%	(0.11)%	18%
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$(0.53)	$—	$14.73	(2.84)%	$46.1	1.84%	1.84%	(0.27)%	27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$(0.28)	$0.00	$15.71	21.30%[c]	$50.5	1.85%	1.85%	(0.01)%	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$(0.14)	$—	$13.20	27.10%	$8.3	2.05%	2.05%§	0.04%	11%
Real Estate Fund
Trust Class
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%	33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$(0.98)	$0.00	$14.70	22.36%[c]	$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$(0.51)	$—	$12.96	(2.60)%	$319.9	1.43%	1.04%	1.09%	33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Institutional Class
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$(1.00)	$0.00	$14.74	22.63%[c]	$463.5	1.05%	0.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$(0.53)	$—	$12.99	(2.48)%	$366.4	1.07%	0.85%	1.23%	33%
Class A
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$(0.95)	$0.00	$14.69	22.17%[c]	$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$(0.48)	$—	$12.95	(2.82)%	$164.5	1.47%	1.21%	0.84%	33%
Class C
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$(0.85)	$0.00	$14.68	21.24%[c]	$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$(0.39)	$—	$12.94	(3.52)%	$39.7	2.24%	1.96%	0.11%	33%
Class R3
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$(0.92)	$0.00	$14.68	21.89%[c]	$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$(0.45)	$—	$12.94	(3.04)%	$15.2	1.70%	1.46%	0.56%	33%
Class R6
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%	45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%	49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$(1.02)	$0.00	$14.74	22.72%[c]	$26.3	0.98%	0.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$(0.14)	$—	$12.99	(6.96)%*	$8.3	1.11%**	0.78%**	0.95%**	33%[d]
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[f]	(0.86	)%f	215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%		164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%		336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$0.00	$27.44	13.58%[c]	$50.7	1.67%	1.21%	(0.85)%		284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$24.16	23.96%	$48.8	1.64%	1.22%	(0.72)%		249%
Trust Class
8/31/2017	$29.25	$(0.33)	$6.69	$6.36	$—	$—	$—	$—	$35.61	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
8/31/2016	$31.89	$(0.27)	$(0.82)	$(1.09)	$—	$(1.55)	$(1.55)	$—	$29.25	(3.27)%	$4.4	1.93%	1.37%	(0.99)%		164%
8/31/2015	$29.72	$(0.37)	$2.54	$2.17	$—	$—	$—	$—	$31.89	7.30%	$5.3	1.86%	1.40%	(1.15)%		336%
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$0.00	$29.72	13.35%[c]	$5.5	1.95%	1.40%	(1.02)%		284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$26.22	23.74%	$7.2	1.83%	1.40%	(0.91)%		249%
Advisor Class
8/31/2017	$18.72	$(0.24)	$4.28	$4.04	$—	$—	$—	$—	$22.76	21.58%[h]	$1.7	2.05%	1.51%[f]	(1.18	)%f	215%
8/31/2016	$21.03	$(0.20)	$(0.56)	$(0.76)	$—	$(1.55)	$(1.55)	$—	$18.72	(3.40)%	$2.1	2.08%	1.51%	(1.13)%		164%
8/31/2015	$19.63	$(0.26)	$1.66	$1.40	$—	$—	$—	$—	$21.03	7.13%	$2.7	2.00%	1.51%	(1.26)%		336%
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$0.00	$19.63	13.27%[c]	$3.5	1.96%	1.51%	(1.15)%		284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$17.33	23.52%	$3.6	1.93%	1.52%	(1.00)%		249%
Institutional Class
8/31/2017	$27.66	$(0.17)	$6.34	$6.17	$—	$—	$—	$—	$33.83	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
8/31/2016	$30.11	$(0.14)	$(0.76)	$(0.90)	$—	$(1.55)	$(1.55)	$—	$27.66	(2.82)%	$9.4	1.55%	0.90%	(0.53)%		164%
8/31/2015	$27.92	$(0.20)	$2.39	$2.19	$—	$—	$—	$—	$30.11	7.84%	$20.7	1.44%	0.90%	(0.65)%		336%
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$0.00	$27.92	13.91%[c]	$19.0	1.48%	0.90%	(0.54)%		284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$24.51	24.35%	$14.9	1.41%	0.90%	(0.41)%		249%
Class A
8/31/2017	$29.53	$(0.30)	$6.76	$6.46	$—	$—	$—	$—	$35.99	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
8/31/2016	$32.15	$(0.25)	$(0.82)	$(1.07)	$—	$(1.55)	$(1.55)	$—	$29.53	(3.18)%	$3.5	1.95%	1.26%	(0.88)%		164%
8/31/2015	$29.92	$(0.33)	$2.56	$2.23	$—	$—	$—	$—	$32.15	7.45%	$5.1	1.83%	1.26%	(1.01)%		336%
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$0.00	$29.92	13.51%[c]	$4.4	1.81%	1.26%	(0.96)%		284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$26.36	23.93%	$2.4	1.83%	1.26%	(0.81)%		249%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class C
8/31/2017	$18.05	$(0.33)	$4.12	$3.79	$—	$—	$—	$—	$21.84	21.00%	$2.0	2.63%	2.01%	(1.68)%	215%
8/31/2016	$20.44	$(0.28)	$(0.56)	$(0.84)	$—	$(1.55)	$(1.55)	$—	$18.05	(3.92)%	$1.8	2.68%	2.01%	(1.63)%	164%
8/31/2015	$19.16	$(0.36)	$1.64	$1.28	$—	$—	$—	$—	$20.44	6.68%	$2.3	2.58%	2.01%	(1.76)%	336%
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$0.00	$19.16	12.64%[c]	$1.8	2.57%	2.01%	(1.68)%	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$17.01	22.99%	$1.1	2.56%	2.01%	(1.58)%	249%
Class R3
8/31/2017	$18.77	$(0.24)	$4.29	$4.05	$—	$—	$—	$—	$22.82	21.58%	$1.0	2.19%	1.51%	(1.17)%	215%
8/31/2016	$21.09	$(0.20)	$(0.57)	$(0.77)	$—	$(1.55)	$(1.55)	$—	$18.77	(3.44)%	$1.1	2.24%	1.51%	(1.12)%	164%
8/31/2015	$19.67	$(0.27)	$1.69	$1.42	$—	$—	$—	$—	$21.09	7.22%	$1.0	2.15%	1.51%	(1.25)%	336%
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$0.00	$19.67	13.24%[c]	$0.5	2.16%	1.51%	(1.15)%	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$17.37	23.54%	$0.4	2.15%	1.51%	(1.08)%	249%
Socially Responsive Fund
Investor Class
8/31/2017	$34.50	$0.24	$4.30	$4.54	$(0.23)	$(1.32)	$(1.55)	$—	$37.49	13.54%[h]	$732.6	0.85%	0.84%[f]	0.66%[f]	26%
8/31/2016	$33.23	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.50	10.49%	$739.0	0.86%	0.86%	0.74%	25%
8/31/2015	$36.94	$0.27	$(0.12)	$0.15	$(0.26)	$(3.60)	$(3.86)	$—	$33.23	0.29%	$758.0	0.85%	0.85%	0.76%	28%
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$(2.51)	$0.00	$36.94	21.54%[c]	$821.1	0.86%	0.86%	0.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$(0.18)	$—	$32.66	24.18%	$825.2	0.87%	0.87%	0.91%	35%
Trust Class
8/31/2017	$20.37	$0.10	$2.50	$2.60	$(0.23)	$(1.32)	$(1.55)	$—	$21.42	13.41%[h]	$234.6	1.02%	1.01%[f]	0.50%[f]	26%
8/31/2016	$20.47	$0.11	$1.85	$1.96	$(0.21)	$(1.85)	$(2.06)	$—	$20.37	10.29%	$270.6	1.03%	1.03%	0.58%	25%
8/31/2015	$24.24	$0.13	$(0.06)	$0.07	$(0.24)	$(3.60)	$(3.84)	$—	$20.47	0.12%	$318.3	1.03%	1.03%	0.58%	28%
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$(2.46)	$0.00	$24.24	21.32%[c]	$418.4	1.03%	1.03%	0.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$(0.16)	$—	$22.20	23.95%	$431.3	1.04%	1.04%	0.76%	35%
Institutional Class
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[f]	0.84%[f]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$(2.56)	$0.00	$37.00	21.76%[c]	$706.5	0.68%	0.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$(0.23)	$—	$32.70	24.41%	$557.7	0.69%	0.69%	1.10%	35%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class A
8/31/2017	$20.15	$0.10	$2.46	$2.56	$(0.23)	$(1.32)	$(1.55)	$—	$21.16	13.36%[h]	$118.0	1.03%	1.03%[f]	0.48%[f]	26%
8/31/2016	$20.28	$0.11	$1.83	$1.94	$(0.22)	$(1.85)	$(2.07)	$—	$20.15	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015	$24.06	$0.13	$(0.06)	$0.07	$(0.25)	$(3.60)	$(3.85)	$—	$20.28	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$(2.45)	$0.00	$24.06	21.28%[c]	$134.0	1.05%	1.05%	0.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$(0.16)	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	0.67%	35%
Class C
8/31/2017	$19.56	$(0.05)	$2.39	$2.34	$(0.09)	$(1.32)	$(1.41)	$—	$20.49	12.53%[h]	$56.6	1.78%	1.78%[f]	(0.27)%[f]	26%
8/31/2016	$19.74	$(0.04)	$1.78	$1.74	$(0.07)	$(1.85)	$(1.92)	$—	$19.56	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
8/31/2015	$23.57	$(0.04)	$(0.05)	$(0.09)	$(0.14)	$(3.60)	$(3.74)	$—	$19.74	(0.67)%	$52.2	1.79%	1.79%	(0.18)%	28%
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$(2.27)	$0.00	$23.57	20.42%[c]	$44.5	1.80%	1.80%	(0.05)%	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$(0.05)	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(0.10)%	35%
Class R3
8/31/2017	$19.92	$0.04	$2.43	$2.47	$(0.19)	$(1.32)	$(1.51)	$—	$20.88	13.04%[h]	$41.3	1.28%	1.28%[f]	0.21%[f]	26%
8/31/2016	$20.07	$0.06	$1.81	$1.87	$(0.17)	$(1.85)	$(2.02)	$—	$19.92	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015	$23.85	$0.07	$(0.05)	$0.02	$(0.20)	$(3.60)	$(3.80)	$—	$20.07	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$(2.38)	$0.00	$23.85	21.02%[c]	$32.2	1.29%	1.29%	0.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$(0.13)	$—	$21.86	23.64%	$25.3	1.30%	1.30%	0.46%	35%
Class R6
8/31/2017	$34.57	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.57	13.84%[h]	$361.3	0.59%	0.59%[f]	0.91%[f]	26%
8/31/2016	$33.30	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.57	10.78%	$373.4	0.60%	0.60%	0.96%	25%
8/31/2015	$37.03	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.30	0.51%	$222.4	0.60%	0.60%	1.02%	28%
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$(2.58)	$0.00	$37.03	21.88%[c]	$279.6	0.60%	0.60%	1.11%	36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$32.71	4.97%*	$249.6	0.62%**	0.62%**	0.94%**	35%[d]
Value Fund
Institutional Class
8/31/2017	$15.72	$0.25	$2.29	$2.54	$(0.12)	$—	$(0.12)	$—	$18.14	16.18%	$10.8	2.20%	0.71%	1.47%	115%
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72%^^	1.40%	118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%	1.24%	166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%	1.12%	129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$(0.22)	$—	$13.52	23.23%	$6.9	5.93%	0.71%	1.25%	250%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Returnab	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund (cont'd)
Class A
8/31/2017	$15.62	$0.18	$2.29	$2.47	$(0.07)	$—	$(0.07)	$—	$18.02	15.83%	$2.7	2.60%	1.08%	1.08%	115%
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10%^^	1.02%	118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%	0.84%	166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%	0.74%	129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$(0.19)	$—	$13.44	22.72%	$3.7	6.81%	1.11%	0.82%	250%
Class C
8/31/2017	$15.33	$0.06	$2.22	$2.28	$(0.09)	$—	$(0.09)	$—	$17.52	14.92%	$3.5	3.31%	1.83%	0.37%	115%
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%	0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%	(0.05)%	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$(0.13)	$—	$13.31	21.82%	$0.3	7.31%	1.87%	0.01%	250%

See Notes to Financial Highlights

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of Notes to Financial Statements.

##  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Equity Income Class R3	—	—	—	1.32%	1.31%
Genesis Institutional Class	0.84%	0.85%	—	0.85%	—
Genesis Class R6	0.77%	0.78%	—	0.78%	—
Guardian Advisor Class	—	1.26%	—	—	1.30%
Guardian Class A	—	—	—	1.08%	1.10%
Guardian Class C	—	—	—	1.84%	—
International Equity Institutional Class	0.84%	0.85%	0.83%	—	—
International Equity Class A	1.20%	—	1.20%	—	—
International Equity Class C	1.96%	—	—	—	—
International Equity Class R6	—	—	0.76%	—	—
Large Cap Value Institutional Class	0.69%	—	0.70%	0.70%	—
Large Cap Value Class A	—	—	—	1.08%	—
Large Cap Value Class C	—	—	1.82%	1.82%	1.86%
Mid Cap Growth Institutional Class	—	0.73%	0.73%	—	—
Mid Cap Growth Class A	1.09%	1.10%	1.10%	—	—
Mid Cap Growth Class C	1.86%	—	—	—	—
Mid Cap Growth Class R6	—	—	0.67%	—	—
Mid Cap Intrinsic Value Trust Class	1.24%	—	—	1.23%	—
Mid Cap Intrinsic Value Institutional Class	—	—	—	0.82%	—
Mid Cap Intrinsic Value Class A	—	—	—	1.21%	—
Mid Cap Intrinsic Value Class C	—	—	—	1.94%	—
Multi-Cap Opportunities Institutional Class	—	—	—	—	0.82%
Multi-Cap Opportunities Class A	—	—	—	—	1.16%
Multi-Cap Opportunities Class C	—	—	—	—	1.92%
Socially Responsive Class A	—	—	—	—	1.08%
Socially Responsive Class C	—	—	—	—	1.83%

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the Line of Credit by Greater China Equity (2015, 2016 and 2017) and Value (2016) and/or reimbursement of expenses and/or waiver of

Notes to Financial Highlights (cont'd)

a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2017	2016	2015
Greater China Equity Institutional Class	1.50%	1.51%	1.50%
Greater China Equity Class A	1.86%	1.87%	1.86%
Greater China Equity Class C	2.61%	2.62%	2.61%
Value Institutional Class	—	0.71%	—
Value Class A	—	1.10%	—
Value Class C	—	1.84%	—

a  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2017. Had the Fund classes listed below not received class action proceeds in 2017, total return based on per share NAV for the year ended August 31, 2017 would have been:

Mid Cap Intrinsic Value Class A	16.89%
Small Cap Growth Investor Class	21.91%
Small Cap Growth Trust Class	21.68%
Small Cap Growth Advisor Class	21.47%
Small Cap Growth Institutional Class	22.23%
Small Cap Growth Class A	21.81%
Small Cap Growth Class C	20.94%
Small Cap Growth Class R3	21.47%

  Except for the Fund classes listed below, the class action proceeds received in 2016, 2015, 2014 and 2013, if any, had no impact on the Funds' total returns for the years ended August 31, 2016, 2015, 2014 and/or 2013. Had the Fund classes listed below not received class action proceeds in 2016, 2015, 2014 and/or 2013, total return based on per share NAV for the years ended August 31, 2016, 2015, 2014 and/or 2013 would have been:

	Year Ended August 31,
	2016	2015	2014	2013
Genesis Investor Class	—	—	13.62%	—
Genesis Trust Class	—	—	13.51%	—
Genesis Advisor Class	—	—	13.21%	—
Genesis Institutional Class	—	—	13.78%	—
Genesis Class R6	—	—	13.90%	—
Large Cap Value Investor Class	—	(7.26)%	—	23.93%
Large Cap Value Trust Class	—	(7.45)%	—	23.61%
Large Cap Value Advisor Class	—	—	—	23.46%
Large Cap Value Institutional Class	—	(7.09)%	—	24.11%
Large Cap Value Class A	—	(7.49)%	—	23.57%
Large Cap Value Class R3	—	(7.71)%	—	23.41%
Mid Cap Intrinsic Value Investor Class	—	—	22.79%	—
Mid Cap Intrinsic Value Trust Class	—	—	22.41%	—
Mid Cap Intrinsic Value Institutional Class	—	—	—	—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2016	2015	2014	2013
Mid Cap Intrinsic Value Class R3	—	—	22.17%	—
Small Cap Growth Investor Class	(3.27)%	7.07%	—	23.81%
Small Cap Growth Trust Class	(3.40)%	6.86%	—	23.45%
Small Cap Growth Advisor Class	(3.50)%	6.72%	—	23.31%
Small Cap Growth Institutional Class	(2.99)%	7.41%	—	24.05%
Small Cap Growth Class A	(3.31)%	7.05%	—	23.84%
Small Cap Growth Class C	(4.02)%	6.37%	—	22.92%
Small Cap Growth Class R3	(3.54)%	6.81%	—	23.47%

b  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c  The voluntary contributions received in 2014 had no impact on the Funds' total return for the year ended August 31, 2014.

d  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, for the year ended August 31, 2014 for International Equity and for the year ended August 31, 2017 for International Select.

e  The voluntary contributions listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2017. Had Mid Cap Growth not received the voluntary contribution listed in Note B of the Notes to Financial Statements, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

Notes to Financial Highlights (cont'd)

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—%	0.65%
International Equity Class C	—%	0.04%
International Equity Class R6	—%	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%

Notes to Financial Highlights (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Socially Responsive Investor Class	0.85%	0.66%
Socially Responsive Trust Class	1.02%	0.49%
Socially Responsive Institutional Class	0.66%	0.84%
Socially Responsive Class A	1.03%	0.48%
Socially Responsive Class C	1.78%	(0.27)%
Socially Responsive Class R3	1.28%	0.21%
Socially Responsive Class R6	0.59%	0.91%

g  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

h  Except for the Fund classes listed below, total return would have been the same for the year ended August 31, 2017, if the Funds had not received the refund listed in Note G of the Notes to Financial Statements. Had the Funds not received the refund listed in Note G of the Notes to Financial Statements, the total return would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

Reports of Independent Registered Public Accounting Firms

To the Board of Trustees
Neuberger Berman Equity Funds and Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Value Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund, fifteen of the series constituting Neuberger Berman Equity Funds (the "Trust") as of August 31, 2017, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Equity Funds, at August 31, 2017, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 20, 2017

Reports of Independent Registered Public Accounting Firms

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund , Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 20, 2017

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014; Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	56

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	56

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	56

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
James G. Stavridis (1955)	Trustee since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC ("NBIA") (formerly, Neuberger Berman Fixed Income LLC ("NBFI") and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

56

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance—Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-four registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Chief Compliance Officer—Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Sub-Advisory Agreement

At a meeting held on March 29-30, 2017, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), Green Court Capital Management Limited ("Green Court") or the Trust ("Independent Fund Trustees"), evaluated and approved the Sub-Advisory Agreement between Management and Green Court (the "Sub-Advisory Agreement") with respect to Neuberger Berman Greater China Equity Fund (the "Fund"). Representatives of Management noted that, as previously announced, the Neuberger Berman Greater China Investment Team (the "GCI Team"), which includes the portfolio managers to the Fund, will establish an independent business, Green Court (the "Transaction"). Management informed the Board that, if approved by the Board, the Sub-Advisory Agreement would be effective with the closing of the Transaction. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 (the "1940 Act") matters and that is independent of Management ("Independent Counsel").

The Board noted that Management and the Fund had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken, and the Board was advised that those steps had been taken. The Board also noted that Management, pursuant to its agreement with the Fund and related subadviser oversight policies and procedures approved by the Board, is responsible for overseeing the new subadviser.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Green Court in response to questions submitted by the Independent Fund Trustees, Independent Counsel, and Management, and met with senior representatives of Management regarding Green Court's personnel, operations and financial condition as they relate to the Fund.

The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by Green Court under the Sub-Advisory Agreement. The Board received information about the Transaction and noted that Management believed it would be in the Fund's best interest to retain Green Court as the subadviser to the Fund to ensure continuity of management for the Fund. The Board considered that the Transaction would not result in any change in the investment philosophy and process that had been used in managing the Fund. The Board considered the experience and staffing of the portfolio management and investment research personnel of Green Court who would perform services for the Fund, as well as the resources available to it, noting that the same portfolio management team would continue managing the Fund. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 3-year period but lower for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 3-year period but lower for the 1-year period. The Fund was launched in 2013 and therefore does not have 5 or 10-year performance. The Board reviewed the performance for accounts managed by the GCI Team that would be moving to Green Court that were substantially similar in strategy to the strategy Green Court will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of Green Court and noted that Management would monitor the quality of the execution services provided by Green Court.

The Board also reviewed whether Green Court would use brokers to execute transactions for the Fund that provide research and other services to Green Court, and the types of benefits potentially derived from such services by Green Court, the Fund and other clients of Green Court. The Board also considered the compliance programs of Green Court and the compliance history of Green Court personnel when they were employed by GCI Team, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of Green Court. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Green Court, and reviewed information regarding its financial condition and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. The Board considered an estimate of the costs of the services to be provided and the estimated profit or loss that would be realized by Management as a result of utilizing Green Court as a subadviser to the Fund. The Board compared the fees to be charged by Green Court for another collective product managed in a similar style to the proposed subadvisory fees for Green Court at various asset levels. The Board considered the appropriateness and reasonableness of the subadvisory fees charged for the Fund and such other product and determined that the fees were appropriate in light of the management and other services provided. The Board noted that the subadvisory fee increases beyond a certain asset level, reportedly because of capacity constraints, but considered that Management, and not the Fund, pays the fee to Green Court and therefore the fees charged by Green Court will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management and Green Court that could give rise to potential conflicts and noted that Neuberger Berman Group LLC ("Neuberger"), the parent company to Management, retains an ongoing passive minority ownership stake in Green Court. The Board further considered that other than Neuberger all equity in Green Court is owned by Green Court personnel. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions

In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Green Court could be expected to provide a high level of service to the Fund; that Green Court's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided and the markets in which Green Court operates; and that the expected benefits accruing to Green Court and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the subadvisory services and the expected benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval of the previous subadvisory agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent review of the previous subadvisory agreement and the review of the Sub-Advisory Agreement.

Notice to Shareholders

Neuberger Berman Dividend Growth, Equity Income, Focus, Genesis, Global Equity, Greater China Equity, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Socially Responsive and Value hereby designate $16,049, $65,913,203, $68,504,812, $897,566,236, $29,438, $25,003, $133,900,424, $13,456,434, $29,389,925, $49,851,000, $252,967, $61,198,344, $73,181,536, $551, $114,709,069 and $357,551, respectively, as a capital gain distribution. Neuberger Berman Real Estate Fund hereby designates $2,865,059, as a Section 1250 gain distribution.

For the fiscal year ended August 31, 2017, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2017 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Dividend Growth	$701,896
Emerging Markets Equity	14,481,309
Equity Income	58,286,606
Focus	8,512,625
Genesis	134,535,923
Global Equity	69,168
Global Real Estate	74,923
Greater China Equity	2,317,794
Guardian	18,846,655
International Equity	35,119,021
International Select	5,459,648
International Small Cap	23,422
Intrinsic Value	4,420,197
Large Cap Value	28,925,558
Mid Cap Growth	6,846,977
Mid Cap Intrinsic Value	1,904,455
Multi-Cap Opportunities	26,400,532
Real Estate	13,693,899
Small Cap Growth	227,892
Socially Responsive	36,695,649
Value	380,095

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 887.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599 10/17

Item 2.  Code of Ethics.
The Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Registrant") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics").  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has four audit committee financial experts serving on its audit committee.  The Registrant's audit committee financial experts are Michael J. Cosgrove, Deborah C. McLean, and George W. Morriss. Mr. Cosgrove, Ms. McLean, and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Neuberger Berman Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, International Small Cap, Large Cap Value, Real Estate, and Value Funds.

Tait, Weller & Baker LLP ("Tait Weller") serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $643,555 and $692,555 for the fiscal years ended 2016 and 2017, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $133,020 and $137,280 for the fiscal years ended 2016 and 2017, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $178,000 and $166,950 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $34,900 and $33,000 for the fiscal years ended 2016 and 2017, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2016 and 2017, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee's Pre-Approval Policies and Procedures
(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $325,380 and $166,950 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $34,900 and $33,000 for the fiscal years ended 2016 and 2017, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2016 and 2017, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's and Tait Weller's independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant's annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: November 1, 2017

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: November 1, 2017